American Funds Target Date Retirement Series®

Part B

Statement of Additional Information

January 1, 2011

This document is not a prospectus but should be read in conjunction with the current prospectus of American Funds Target Date Retirement Series (the “series”) dated January 1, 2011. You may obtain a prospectus from your financial adviser or by writing to the series at the following address:

American Funds Target Date Retirement Series
Attention: Secretary
333 South Hope Street
Los Angeles, California 90071
213/486-9200

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

	Class A	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
American Funds 2055 Target Date Retirement Series	AAMTX	RAMTX	RBMTX	RCMTX	RDJTX	REKTX	RFKTX
American Funds 2050 Target Date Retirement Series	AALTX	RAITX	RBITX	RCITX	RDITX	REITX	RFITX
American Funds 2045 Target Date Retirement Series	AAHTX	RAHTX	RBHTX	RCHTX	RDHTX	REHTX	RFHTX
American Funds 2040 Target Date Retirement Series	AAGTX	RAKTX	RBKTX	RCKTX	RDGTX	REGTX	RFGTX
American Funds 2035 Target Date Retirement Series	AAFTX	RAFTX	RBFTX	RCFTX	RDFTX	REFTX	RFFTX
American Funds 2030 Target Date Retirement Series	AAETX	RAETX	RBETX	RCETX	RDETX	REETX	RFETX
American Funds 2025 Target Date Retirement Series	AADTX	RADTX	RBDTX	RCDTX	RDDTX	REDTX	RFDTX
American Funds 2020 Target Date Retirement Series	AACTX	RACTX	RBCTX	RCCTX	RDCTX	RECTX	RRCTX
American Funds 2015 Target Date Retirement Series	AABTX	RAJTX	RBJTX	RCJTX	RDBTX	REJTX	RFJTX
American Funds 2010 Target Date Retirement Series	AAATX	RAATX	RBATX	RCATX	RDATX	REATX	RFTTX

 Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of each fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the funds’ investment limitations.

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Description of certain securities and investment techniques

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks” which provides information about the series and the underlying funds.

Investment techniques relating to the funds in the series — In addition to its investments in the underlying funds, a portion of each fund’s assets, which will normally be less than 20%, may be held in cash or cash equivalents, including but not limited to obligations of banks, such as time deposits or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (a) obligations of the U.S. Treasury; (b) obligations of agencies and instrumentalities of the U.S. government; (c) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances and (d) repurchase agreements.

Each fund may take temporary defensive measures in response to adverse market, economic, political, or other conditions as determined by the adviser. Such measures could include, but are not limited to, investments in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements. There is no limit on the extent to which each fund may take temporary defensive measures. In taking such measures, each fund may fail to achieve its investment objective.

Investment techniques relating to the underlying funds — Because the following is a combined summary of investment strategies of all of the underlying funds, certain matters described herein will only apply to your fund to the extent it is invested in an underlying fund that engages in such a strategy. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in the fund’s prospectus or “Fund policies” of this SAI, or by applicable law, each fund in the series may invest in underlying funds which engage in each of the practices described below.

The underlying funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

Equity securities — An underlying fund may invest in equity securities. Equity securities represent an ownership position in a company. Equity securities held by an underlying fund typically consist of common stocks and may also include securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

There may be little trading in the secondary market for particular equity securities, which may adversely affect an underlying fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Debt securities — An underlying fund may invest in debt securities. Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

Securities with equity and debt characteristics — An underlying fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

Warrants and rights — An underlying fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

Investing in smaller capitalization stocks — An underlying fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Investing in private companies — An underlying fund may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the underlying fund from selling its company shares for a period of time following the public offering.

Investments in private companies can offer an underlying fund significant growth opportunities at attractive prices. However these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

Investing outside the U.S. — Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries. An underlying fund may invest in securities of issuers in developing countries only to a limited extent.

Additional costs could be incurred in connection with an underlying fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the underlying fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

In determining the domicile of an issuer, the fund's investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Certain risk factors related to developing countries

Currency fluctuations — An underlying fund’s investments may be valued in currencies other than the U.S. dollar. Certain developing countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the underlying fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, an underlying fund can engage in certain currency transactions to hedge against currency fluctuations. See “Currency Transactions” below.

Government regulation — The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain developing countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing market countries. While an underlying fund will only invest in markets where these restrictions are considered acceptable, a country could impose new or additional repatriation restrictions after the underlying fund’s investment. If this happened, the underlying fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the underlying fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the underlying fund due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the underlying fund’s investments.

Less developed securities markets — Developing countries may have less well-developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings of an underlying fund difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the underlying fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the underlying fund to suffer a loss. An underlying fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the underlying fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the underlying fund.

Investor information — An underlying fund may encounter problems assessing investment opportunities in certain developing securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the underlying fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the underlying fund will not invest in such market or security.

Taxation — Taxation of dividends and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that an underlying fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — An underlying fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Fraudulent securities — Securities purchased by an underlying fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the underlying fund.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include The Federal Financing Bank (FFB), the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Pass-through securities —An underlying fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

Currency transactions — An underlying fund may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase or sell a security denominated in that currency (often referred to as a spot or cover transaction). An underlying fund may also enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may cross hedge and purchase or sell one currency against another currency (other than the U.S. dollar).

An underlying fund will not generally attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. An underlying fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with whom it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Entering into forward currency transactions may change the underlying fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the underlying fund’s investment adviser. For example, if the underlying fund’s investment adviser increases a fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, a fund may incur a loss. The underlying fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the underlying fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by an underlying fund.

An underlying fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies. A put option gives the fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. An underlying fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the fund anticipates purchasing securities. Currency options may be either listed on an exchange or traded over-the-counter (“OTC options”). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. Such underlying fund does not intend to purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

Forward commitment, when issued and delayed delivery transactions — An underlying fund may enter into commitments to purchase or sell securities at a future date. When an underlying fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

An underlying fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the underlying fund's aggregate commitments in connection with these transactions exceed its segregated assets, the underlying fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the underlying fund's portfolio securities decline while the underlying fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. An underlying fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the underlying fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the underlying fund may sell such securities.

Repurchase agreements — An underlying fund may enter into repurchase agreements under which the underlying fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan by the fund that is collateralized by the security purchased. Repurchase agreements permit an underlying fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the underlying fund’s custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. An underlying fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the underlying fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the underlying fund may be delayed or limited.

An underlying fund may also enter into reverse repurchase agreements and “roll” transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A “roll” transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. An underlying fund assumes the risk of price and yield fluctuations during the time of the commitment. Such fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under “roll” transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

Inflation-indexed bonds — An underlying fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of the consumer price index. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore the principal amount of such bonds cannot be reduced below par even during a period of deflation. However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the rise and fall of yields. In certain jurisdictions outside the United States the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.

The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

Maturity — The maturity of a debt instrument is normally its ultimate maturity date unless it is likely that a maturity shortening device (such as a call, put, refunding or redemption provision) will cause the debt instrument to be repaid. The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of an underlying fund’s portfolio accordingly. Keeping in mind the underlying fund’s objective, the investment adviser may increase the underlying fund’s exposure to price volatility when it appears likely to increase current income without undue risk of capital losses. The investment adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the underlying fund. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

Reinsurance related notes and bonds — An underlying fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, an underlying fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

Inverse floating rate notes — An underlying fund may invest to a very limited extent (no more than 1.5% of its assets) in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates. A change in prevailing interest rates will often result in a greater change in the instruments’ interest rates. As a result, these instruments may have a greater degree of volatility than other types of interest-bearing securities.

Variable and floating rate obligations — The interest rates payable on certain securities in which an underlying fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

Lower rated debt securities — Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the underlying fund’s investment adviser or unrated but determined by the underlying fund’s investment adviser to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, an underlying fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely an underlying fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of an underlying fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Depositary receipts — ADRs, in registered form, are designed for use in the U.S. securities markets and are generally dollar denominated. EDRs, in bearer form, are designed for use in the European securities markets and may be dollar denominated. GDRs, in bearer form, primarily are designed for use in the European and the U.S. securities markets, and may be dollar denominated. Depositary receipts represent and may be converted into the underlying foreign security.

Options on U.S. Treasury Securities – An underlying fund may purchase put and call options on U.S. Treasury securities (“Treasury securities”). A put (call) option gives the fund as purchaser of the option the right (but not the obligation) to sell (buy) a specified amount of Treasury securities at the exercise price until the expiration of the option. The value of a put (call) option on Treasury securities generally increases (decreases) with an increase (decrease) in prevailing interest rates. Accordingly, the underlying fund would purchase puts (calls) in anticipation of, or to protect against, an increase in interest rates. These options are listed on an exchange or traded over-the-counter (“OTC options”). Exchange-traded options have standardized exercise prices and expiration dates; OTC options are two-party contracts with negotiated exercise prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

Loan assignments and participations — An underlying fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the underlying fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the underlying fund is committed to advance additional funds, the fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the underlying fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

An underlying fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the fund purchases assignments it acquires direct contractual rights against the borrower on the loan. An underlying fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan.  Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. An underlying fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the underlying fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the underlying fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the underlying fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the underlying fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for an underlying fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, there may be a limited number of investors interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that an underlying fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, an underlying fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Real estate investment trusts — An underlying fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Cash and cash equivalents — An underlying fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

4(2) commercial paper — An underlying fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the “1933 Act”). 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the fund’s board of trustees.

Restricted or illiquid securities — An underlying fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the underlying fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the underlying fund’s board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. An underlying fund may incur certain additional costs in disposing of illiquid securities.

Investments in registered open-end investment companies and unit investment trusts — An underlying fund shall not acquire securities of open-end investment companies or investment unit trusts registered under the Investment Company Act of 1940 in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act.

*     *     *     *     *     *

 Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on each fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing a fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — Each fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1.Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, a fund may not:

a.Borrow money;

b.Issue senior securities;

c.Underwrite the securities of other issuers;

d.Purchase or sell real estate or commodities;

e.Make loans; or

f.Purchase the securities of any issuer if, as a result of such purchase, such fund’s investments would be concentrated in any particular industry.

2.A fund may not invest in companies for the purpose of exercising control or management.

Additional information about each fund’s policies — The information below is not part of the funds’ fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the funds. Information is also provided regarding the funds’ current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, each fund may borrow money in amounts of up to 33⅓% of its total assets from banks for any purpose. Additionally, each fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent a fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of such fund’s commitment, such agreement or transaction will not be considered a senior security by such fund.

For purposes of fundamental policy 1c, the policy will not apply to a fund to the extent such fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1d, each fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, each fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy 1e, each fund may not lend more than 33⅓% of its total assets, provided that this limitation shall not apply to the funds’ purchase of debt obligations.

For purposes of fundamental policy 1f, each fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

Each fund currently does not intend to engage in securities lending, purchase securities on margin, sell securities short or invest in puts, calls, straddles or spreads or combinations thereof.

The following table details the percentage allocation of the 2055 fund to the underlying American Funds as of January 1, 2011*:

[graphic]

AMERICAN FUNDS TARGET DATE RETIREMENT FUND 2055 (SM)

[chart illustrating the investment strategy of the 2055 Fund over time.]

[end graphic]

Years to and after retirement	45	40	35	30	25	20	15	10	5	Retire	5	10	15	20	25	30
Growth
AMCAP Fund®	7%	7%	7%	7%	7%	7%	6%	4%	4%	2%	0%	0%	0%	0%	0%	0%
EuroPacific Growth Fund®	4	4	4	4	4	4	4	3	3	0	0	0	0	0	0	0
The Growth Fund of America®	7	7	7	7	7	7	6	4	3	1	0	0	0	0	0	0
The New Economy Fund®	4	4	4	4	4	4	3	0	0	0	0	0	0	0	0	0
New Perspective Fund®	7	7	7	7	7	7	7	5	5	2	0	0	0	0	0	0
New World FundSM	4	4	4	4	4	4	3	1	0	0	0	0	0	0	0	0
SMALLCAP World Fund®	7	7	7	7	7	7	6	3	0	0	0	0	0	0	0	0
Growth allocation	40	40	40	40	40	40	35	20	15	5	0	0	0	0	0	0
Growth-and-Income
American Mutual Fund®	8%	8%	8%	8%	7%	6%	6%	6%	6%	6%	6%	5%	4%	3%	2%	0%
Capital World Growth and Income FundSM	7	7	7	7	6	5	5	5	5	4	4	4	3	3	2	0
Fundamental InvestorsSM	8	8	8	8	7	6	6	6	5	4	4	3	2	0	0	0
International Growth and Income FundSM	4	4	4	4	4	3	3	3	2	1	1	0	0	0	0	0
The Investment Company of America®	9	9	9	9	8	7	7	7	6	5	5	4	3	2	0	0
Washington Mutual Investors FundSM	9	9	9	9	8	8	8	8	6	5	5	4	3	2	1	0
Growth-and-Income allocation	45	45	45	45	40	35	35	35	30	25	25	20	15	10	5	0
Equity-Income and Balanced
American Balanced Fund®	4%	4%	4%	4%	5%	8%	8%	8%	8%	7%	6%	6%	5%	5%	5%	4%
Capital Income Builder®	3	3	3	3	5	6	6	6	6	9	12	12	15	15	15	18
The Income Fund of America®	3	3	3	3	5	6	6	6	6	9	12	12	15	15	15	18
Equity-Income and Balanced allocation	10	10	10	10	15	20	20	20	20	25	30	30	35	35	35	40
Bond
American Funds Mortgage FundSM	0%	0%	0%	0%	0%	0%	0%	5%	5%	10%	10%	10%	10%	10%	15%	15%
American High-Income TrustSM	0	0	0	0	0	0	0	0	0	5	5	5	0	0	0	0
The Bond Fund of AmericaSM	0	0	0	0	0	0	0	0	5	10	10	10	10	10	5	0
Capital World Bond Fund®	0	0	0	0	0	0	0	5	5	5	5	5	0	0	0	0
Intermediate Bond Fund of America®	0	0	0	0	0	0	0	5	10	10	10	15	20	20	20	20
Short-Term Bond Fund of AmericaSM	0	0	0	0	0	0	0	0	0	0	0	5	10	15	20	25
U.S. Government Securities FundSM	5	5	5	5	5	5	10	10	10	5	5	0	0	0	0	0
Bond allocation	5	5	5	5	5	5	10	25	35	45	45	50	50	55	60	60

*The investment adviser may periodically rebalance or modify the asset mix of the fund and change the underlying investments.

The following table details the percentage allocation of the 2050 fund to the underlying American Funds as of January 1, 2011*:

[graphic]

AMERICAN FUNDS TARGET DATE RETIREMENT FUND 2050 (SM)

[chart illustrating the investment strategy of the 2050 Fund over time.]

[end graphic]

Years to and after retirement	40	35	30	25	20	15	10	5	Retire	5	10	15	20	25	30
Growth
AMCAP Fund®	7%	7%	7%	7%	7%	6%	4%	4%	2%	0%	0%	0%	0%	0%	0%
EuroPacific Growth Fund®	4	4	4	4	4	4	3	3	0	0	0	0	0	0	0
The Growth Fund of America®	7	7	7	7	7	6	4	3	1	0	0	0	0	0	0
The New Economy Fund®	4	4	4	4	4	3	0	0	0	0	0	0	0	0	0
New Perspective Fund®	7	7	7	7	7	7	5	5	2	0	0	0	0	0	0
New World FundSM	4	4	4	4	4	3	1	0	0	0	0	0	0	0	0
SMALLCAP World Fund®	7	7	7	7	7	6	3	0	0	0	0	0	0	0	0
Growth allocation	40	40	40	40	40	35	20	15	5	0	0	0	0	0	0
Growth-and-Income
American Mutual Fund®	8%	8%	8%	7%	6%	6%	6%	6%	6%	6%	5%	4%	3%	2%	0%
Capital World Growth and Income FundSM	7	7	7	6	5	5	5	5	4	4	4	3	3	2	0
Fundamental InvestorsSM	8	8	8	7	6	6	6	5	4	4	3	2	0	0	0
International Growth and Income FundSM	4	4	4	4	3	3	3	2	1	1	0	0	0	0	0
The Investment Company of America®	9	9	9	8	7	7	7	6	5	5	4	3	2	0	0
Washington Mutual Investors FundSM	9	9	9	8	8	8	8	6	5	5	4	3	2	1	0
Growth-and-Income allocation	45	45	45	40	35	35	35	30	25	25	20	15	10	5	0
Equity-Income and Balanced
American Balanced Fund®	4%	4%	4%	5%	8%	8%	8%	8%	7%	6%	6%	5%	5%	5%	4%
Capital Income Builder®	3	3	3	5	6	6	6	6	9	12	12	15	15	15	18
The Income Fund of America®	3	3	3	5	6	6	6	6	9	12	12	15	15	15	18
Equity-Income and Balanced allocation	10	10	10	15	20	20	20	20	25	30	30	35	35	35	40
Bond
American Funds Mortgage FundSM	0%	0%	0%	0%	0%	0%	5%	5%	10%	10%	10%	10%	10%	15%	15%
American High-Income TrustSM	0	0	0	0	0	0	0	0	5	5	5	0	0	0	0
The Bond Fund of AmericaSM	0	0	0	0	0	0	0	5	10	10	10	10	10	5	0
Capital World Bond Fund®	0	0	0	0	0	0	5	5	5	5	5	0	0	0	0
Intermediate Bond Fund of America®	0	0	0	0	0	0	5	10	10	10	15	20	20	20	20
Short-Term Bond Fund of AmericaSM	0	0	0	0	0	0	0	0	0	0	5	10	15	20	25
U.S. Government Securities FundSM	5	5	5	5	5	10	10	10	5	5	0	0	0	0	0
Bond allocation	5	5	5	5	5	10	25	35	45	45	50	50	55	60	60

*The investment adviser may periodically rebalance or modify the asset mix of the fund and change the underlying investments.

The following table details the percentage allocation of the 2045 fund to the underlying American Funds as of January 1, 2011*:

[graphic]

AMERICAN FUNDS TARGET DATE RETIREMENT FUND 2045 (SM)

[chart illustrating the investment strategy of the 2045 Fund over time.]

[end graphic]

Years to and after retirement	35	30	25	20	15	10	5	Retire	5	10	15	20	25	30
Growth
AMCAP Fund®	7%	7%	7%	7%	6%	4%	4%	2%	0%	0%	0%	0%	0%	0%
EuroPacific Growth Fund®	4	4	4	4	4	3	3	0	0	0	0	0	0	0
The Growth Fund of America®	7	7	7	7	6	4	3	1	0	0	0	0	0	0
The New Economy Fund®	4	4	4	4	3	0	0	0	0	0	0	0	0	0
New Perspective Fund®	7	7	7	7	7	5	5	2	0	0	0	0	0	0
New World FundSM	4	4	4	4	3	1	0	0	0	0	0	0	0	0
SMALLCAP World Fund®	7	7	7	7	6	3	0	0	0	0	0	0	0	0
Growth allocation	40	40	40	40	35	20	15	5	0	0	0	0	0	0
Growth-and-Income
American Mutual Fund®	8%	8%	7%	6%	6%	6%	6%	6%	6%	5%	4%	3%	2%	0%
Capital World Growth and Income FundSM	7	7	6	5	5	5	5	4	4	4	3	3	2	0
Fundamental InvestorsSM	8	8	7	6	6	6	5	4	4	3	2	0	0	0
International Growth and Income FundSM	4	4	4	3	3	3	2	1	1	0	0	0	0	0
The Investment Company of America®	9	9	8	7	7	7	6	5	5	4	3	2	0	0
Washington Mutual Investors FundSM	9	9	8	8	8	8	6	5	5	4	3	2	1	0
Growth-and-Income allocation	45	45	40	35	35	35	30	25	25	20	15	10	5	0
Equity-Income and Balanced
American Balanced Fund®	4%	4%	5%	8%	8%	8%	8%	7%	6%	6%	5%	5%	5%	4%
Capital Income Builder®	3	3	5	6	6	6	6	9	12	12	15	15	15	18
The Income Fund of America®	3	3	5	6	6	6	6	9	12	12	15	15	15	18
Equity-Income and Balanced allocation	10	10	15	20	20	20	20	25	30	30	35	35	35	40
Bond
American Funds Mortgage FundSM	0%	0%	0%	0%	0%	5%	5%	10%	10%	10%	10%	10%	15%	15%
American High-Income TrustSM	0	0	0	0	0	0	0	5	5	5	0	0	0	0
The Bond Fund of AmericaSM	0	0	0	0	0	0	5	10	10	10	10	10	5	0
Capital World Bond Fund®	0	0	0	0	0	5	5	5	5	5	0	0	0	0
Intermediate Bond Fund of America®	0	0	0	0	0	5	10	10	10	15	20	20	20	20
Short-Term Bond Fund of AmericaSM	0	0	0	0	0	0	0	0	0	5	10	15	20	25
U.S. Government Securities FundSM	5	5	5	5	10	10	10	5	5	0	0	0	0	0
Bond allocation	5	5	5	5	10	25	35	45	45	50	50	55	60	60

*The investment adviser may periodically rebalance or modify the asset mix or the fund and change the underlying investments.

The following table details the percentage allocation of the 2040 fund to the underlying American Funds as of January 1, 2011*:

[graphic]

AMERICAN FUNDS TARGET DATE RETIREMENT FUND 2040 (SM)

[chart illustrating the investment strategy of the 2040 Fund over time.]

[end graphic]

Years to and after retirement	30	25	20	15	10	5	Retire	5	10	15	20	25	30
Growth
AMCAP Fund®	7%	7%	7%	6%	4%	4%	2%	0%	0%	0%	0%	0%	0%
EuroPacific Growth Fund®	4	4	4	4	3	3	0	0	0	0	0	0	0
The Growth Fund of America®	7	7	7	6	4	3	1	0	0	0	0	0	0
The New Economy Fund®	4	4	4	3	0	0	0	0	0	0	0	0	0
New Perspective Fund®	7	7	7	7	5	5	2	0	0	0	0	0	0
New World FundSM	4	4	4	3	1	0	0	0	0	0	0	0	0
SMALLCAP World Fund®	7	7	7	6	3	0	0	0	0	0	0	0	0
Growth allocation	40	40	40	35	20	15	5	0	0	0	0	0	0
Growth-and-Income
American Mutual Fund®	8%	7%	6%	6%	6%	6%	6%	6%	5%	4%	3%	2%	0%
Capital World Growth and Income FundSM	7	6	5	5	5	5	4	4	4	3	3	2	0
Fundamental InvestorsSM	8	7	6	6	6	5	4	4	3	2	0	0	0
International Growth and Income FundSM	4	4	3	3	3	2	1	1	0	0	0	0	0
The Investment Company of America®	9	8	7	7	7	6	5	5	4	3	2	0	0
Washington Mutual Investors FundSM	9	8	8	8	8	6	5	5	4	3	2	1	0
Growth-and-Income allocation	45	40	35	35	35	30	25	25	20	15	10	5	0
Equity-Income and Balanced
American Balanced Fund®	4%	5%	8%	8%	8%	8%	7%	6%	6%	5%	5%	5%	4%
Capital Income Builder®	3	5	6	6	6	6	9	12	12	15	15	15	18
The Income Fund of America®	3	5	6	6	6	6	9	12	12	15	15	15	18
Equity-Income and Balanced allocation	10	15	20	20	20	20	25	30	30	35	35	35	40
Bond
American Funds Mortgage FundSM	0%	0%	0%	0%	5%	5%	10%	10%	10%	10%	10%	15%	15%
American High-Income TrustSM	0	0	0	0	0	0	5	5	5	0	0	0	0
The Bond Fund of AmericaSM	0	0	0	0	0	5	10	10	10	10	10	5	0
Capital World Bond Fund®	0	0	0	0	5	5	5	5	5	0	0	0	0
Intermediate Bond Fund of America®	0	0	0	0	5	10	10	10	15	20	20	20	20
Short-Term Bond Fund of AmericaSM	0	0	0	0	0	0	0	0	5	10	15	20	25
U.S. Government Securities FundSM	5	5	5	10	10	10	5	5	0	0	0	0	0
Bond allocation	5	5	5	10	25	35	45	45	50	50	55	60	60

*The investment adviser may periodically rebalance or modify the asset mix of the fund and change the underlying investments.

The following table details the percentage allocation of the 2035 fund to the underlying American Funds as of January 1, 2011*:

[graphic]

AMERICAN FUNDS TARGET DATE RETIREMENT FUND 2035 (SM)

[chart illustrating the investment strategy of the 2035 Fund over time.]

[end graphic]

Years to and after retirement	25	20	15	10	5	Retire	5	10	15	20	25	30
Growth
AMCAP Fund®	7%	7%	6%	4%	4%	2%	0%	0%	0%	0%	0%	0%
EuroPacific Growth Fund®	4	4	4	3	3	0	0	0	0	0	0	0
The Growth Fund of America®	7	7	6	4	3	1	0	0	0	0	0	0
The New Economy Fund®	4	4	3	0	0	0	0	0	0	0	0	0
New Perspective Fund®	7	7	7	5	5	2	0	0	0	0	0	0
New World FundSM	4	4	3	1	0	0	0	0	0	0	0	0
SMALLCAP World Fund®	7	7	6	3	0	0	0	0	0	0	0	0
Growth allocation	40	40	35	20	15	5	0	0	0	0	0	0
Growth-and-Income
American Mutual Fund®	7%	6%	6%	6%	6%	6%	6%	5%	4%	3%	2%	0%
Capital World Growth and Income FundSM	6	5	5	5	5	4	4	4	3	3	2	0
Fundamental InvestorsSM	7	6	6	6	5	4	4	3	2	0	0	0
International Growth and Income FundSM	4	3	3	3	2	1	1	0	0	0	0	0
The Investment Company of America®	8	7	7	7	6	5	5	4	3	2	0	0
Washington Mutual Investors FundSM	8	8	8	8	6	5	5	4	3	2	1	0
Growth-and-Income allocation	40	35	35	35	30	25	25	20	15	10	5	0
Equity-Income and Balanced
American Balanced Fund®	5%	8%	8%	8%	8%	7%	6%	6%	5%	5%	5%	4%
Capital Income Builder®	5	6	6	6	6	9	12	12	15	15	15	18
The Income Fund of America®	5	6	6	6	6	9	12	12	15	15	15	18
Equity-Income and Balanced allocation	15	20	20	20	20	25	30	30	35	35	35	40
Bond
American Funds Mortgage FundSM	0%	0%	0%	5%	5%	10%	10%	10%	10%	10%	15%	15%
American High-Income TrustSM	0	0	0	0	0	5	5	5	0	0	0	0
The Bond Fund of AmericaSM	0	0	0	0	5	10	10	10	10	10	5	0
Capital World Bond Fund®	0	0	0	5	5	5	5	5	0	0	0	0
Intermediate Bond Fund of America®	0	0	0	5	10	10	10	15	20	20	20	20
Short-Term Bond Fund of AmericaSM	0	0	0	0	0	0	0	5	10	15	20	25
U.S. Government Securities FundSM	5	5	10	10	10	5	5	0	0	0	0	0
Bond allocation	5	5	10	25	35	45	45	50	50	55	60	60

*The investment adviser may periodically rebalance or modify the asset mix of the fund and change the underlying investments.

The following table details the percentage allocation of the 2030 fund to the underlying American Funds as of January 1, 2011*:

[graphic]

AMERICAN FUNDS TARGET DATE RETIREMENT FUND 2030 (SM)

[chart illustrating the investment strategy of the 2030 Fund over time.]

[end graphic]

Years to and after retirement	20	15	10	5	Retire	5	10	15	20	25	30
Growth
AMCAP Fund®	7%	6%	4%	4%	2%	0%	0%	0%	0%	0%	0%
EuroPacific Growth Fund®	4	4	3	3	0	0	0	0	0	0	0
The Growth Fund of America®	7	6	4	3	1	0	0	0	0	0	0
The New Economy Fund®	4	3	0	0	0	0	0	0	0	0	0
New Perspective Fund®	7	7	5	5	2	0	0	0	0	0	0
New World FundSM	4	3	1	0	0	0	0	0	0	0	0
SMALLCAP World Fund®	7	6	3	0	0	0	0	0	0	0	0
Growth allocation	40	35	20	15	5	0	0	0	0	0	0
Growth-and-Income
American Mutual Fund®	6%	6%	6%	6%	6%	6%	5%	4%	3%	2%	0%
Capital World Growth and Income FundSM	5	5	5	5	4	4	4	3	3	2	0
Fundamental InvestorsSM	6	6	6	5	4	4	3	2	0	0	0
International Growth and Income FundSM	3	3	3	2	1	1	0	0	0	0	0
The Investment Company of America®	7	7	7	6	5	5	4	3	2	0	0
Washington Mutual Investors FundSM	8	8	8	6	5	5	4	3	2	1	0
Growth-and-Income allocation	35	35	35	30	25	25	20	15	10	5	0
Equity-Income and Balanced
American Balanced Fund®	8%	8%	8%	8%	7%	6%	6%	5%	5%	5%	4%
Capital Income Builder®	6	6	6	6	9	12	12	15	15	15	18
The Income Fund of America®	6	6	6	6	9	12	12	15	15	15	18
Equity-Income and Balanced allocation	20	20	20	20	25	30	30	35	35	35	40
Bond
American Funds Mortgage FundSM	0%	0%	5%	5%	10%	10%	10%	10%	10%	15%	15%
American High-Income TrustSM	0	0	0	0	5	5	5	0	0	0	0
The Bond Fund of AmericaSM	0	0	0	5	10	10	10	10	10	5	0
Capital World Bond Fund®	0	0	5	5	5	5	5	0	0	0	0
Intermediate Bond Fund of America®	0	0	5	10	10	10	15	20	20	20	20
Short-Term Bond Fund of AmericaSM	0	0	0	0	0	0	5	10	15	20	25
U.S. Government Securities FundSM	5	10	10	10	5	5	0	0	0	0	0
Bond allocation	5	10	25	35	45	45	50	50	55	60	60

*The investment adviser may periodically rebalance or modify the asset mix of the fund and change the underlying investments.

The following table details the percentage allocation of the 2025 fund to the underlying American Funds as of January 1, 2011*:

[graphic]

AMERICAN FUNDS TARGET DATE RETIREMENT FUND 2025 (SM)

[chart illustrating the investment strategy of the 2025 Fund over time.]

[end graphic]

Years to and after retirement	15	10	5	Retire	5	10	15	20	25	30
Growth
AMCAP Fund®	6%	4%	4%	2%	0%	0%	0%	0%	0%	0%
EuroPacific Growth Fund®	4	3	3	0	0	0	0	0	0	0
The Growth Fund of America®	6	4	3	1	0	0	0	0	0	0
The New Economy Fund®	3	0	0	0	0	0	0	0	0	0
New Perspective Fund®	7	5	5	2	0	0	0	0	0	0
New World FundSM	3	1	0	0	0	0	0	0	0	0
SMALLCAP World Fund®	6	3	0	0	0	0	0	0	0	0
Growth allocation	35	20	15	5	0	0	0	0	0	0
Growth-and-Income
American Mutual Fund®	6%	6%	6%	6%	6%	5%	4%	3%	2%	0%
Capital World Growth and Income FundSM	5	5	5	4	4	4	3	3	2	0
Fundamental InvestorsSM	6	6	5	4	4	3	2	0	0	0
International Growth and Income FundSM	3	3	2	1	1	0	0	0	0	0
The Investment Company of America®	7	7	6	5	5	4	3	2	0	0
Washington Mutual Investors FundSM	8	8	6	5	5	4	3	2	1	0
Growth-and-Income allocation	35	35	30	25	25	20	15	10	5	0
Equity-Income and Balanced
American Balanced Fund®	8%	8%	8%	7%	6%	6%	5%	5%	5%	4%
Capital Income Builder®	6	6	6	9	12	12	15	15	15	18
The Income Fund of America®	6	6	6	9	12	12	15	15	15	18
Equity-Income and Balanced allocation	20	20	20	25	30	30	35	35	35	40
Bond
American Funds Mortgage FundSM	0%	5%	5%	10%	10%	10%	10%	10%	15%	15%
American High-Income TrustSM	0	0	0	5	5	5	0	0	0	0
The Bond Fund of AmericaSM	0	0	5	10	10	10	10	10	5	0
Capital World Bond Fund®	0	5	5	5	5	5	0	0	0	0
Intermediate Bond Fund of America®	0	5	10	10	10	15	20	20	20	20
Short-Term Bond Fund of AmericaSM	0	0	0	0	0	5	10	15	20	25
U.S. Government Securities FundSM	10	10	10	5	5	0	0	0	0	0
Bond allocation	10	25	35	45	45	50	50	55	60	60

*The investment adviser may periodically rebalance or modify the asset mix of the fund and change the underlying investments.

The following table details the percentage allocation of the 2020 fund to the underlying American Funds as of January 1, 2011*:

[graphic]

AMERICAN FUNDS TARGET DATE RETIREMENT FUND 2020 (SM)

[chart illustrating the investment strategy of the 2020 Fund over time.]

[end graphic]

Years to and after retirement	10	5	Retire	5	10	15	20	25	30
Growth
AMCAP Fund®	4%	4%	2%	0%	0%	0%	0%	0%	0%
EuroPacific Growth Fund®	3	3	0	0	0	0	0	0	0
The Growth Fund of America®	4	3	1	0	0	0	0	0	0
The New Economy Fund®	0	0	0	0	0	0	0	0	0
New Perspective Fund®	5	5	2	0	0	0	0	0	0
New World FundSM	1	0	0	0	0	0	0	0	0
SMALLCAP World Fund®	3	0	0	0	0	0	0	0	0
Growth allocation	20	15	5	0	0	0	0	0	0
Growth-and-Income
American Mutual Fund®	6%	6%	6%	6%	5%	4%	3%	2%	0%
Capital World Growth and Income FundSM	5	5	4	4	4	3	3	2	0
Fundamental InvestorsSM	6	5	4	4	3	2	0	0	0
International Growth and Income FundSM	3	2	1	1	0	0	0	0	0
The Investment Company of America®	7	6	5	5	4	3	2	0	0
Washington Mutual Investors FundSM	8	6	5	5	4	3	2	1	0
Growth-and-Income allocation	35	30	25	25	20	15	10	5	0
Equity-Income and Balanced
American Balanced Fund®	8%	8%	7%	6%	6%	5%	5%	5%	4%
Capital Income Builder®	6	6	9	12	12	15	15	15	18
The Income Fund of America®	6	6	9	12	12	15	15	15	18
Equity-Income and Balanced allocation	20	20	25	30	30	35	35	35	40
Bond
American Funds Mortgage FundSM	5%	5%	10%	10%	10%	10%	10%	15%	15%
American High-Income TrustSM	0	0	5	5	5	0	0	0	0
The Bond Fund of AmericaSM	0	5	10	10	10	10	10	5	0
Capital World Bond Fund®	5	5	5	5	5	0	0	0	0
Intermediate Bond Fund of America®	5	10	10	10	15	20	20	20	20
Short-Term Bond Fund of AmericaSM	0	0	0	0	5	10	15	20	25
U.S. Government Securities FundSM	10	10	5	5	0	0	0	0	0
Bond allocation	25	35	45	45	50	50	55	60	60

*The investment adviser may periodically rebalance or modify the asset mix of the fund and change the underlying investments.

The following table details the percentage allocation of the 2015 fund to the underlying American Funds as of January 1, 2011*:

[graphic]

AMERICAN FUNDS TARGET DATE RETIREMENT FUND 2015 (SM)

[chart illustrating the investment strategy of the 2015 Fund over time.]

[end graphic]

Years to and after retirement	5	Retire	5	10	15	20	25	30
Growth
AMCAP Fund®	4%	2%	0%	0%	0%	0%	0%	0%
EuroPacific Growth Fund®	3	0	0	0	0	0	0	0
The Growth Fund of America®	3	1	0	0	0	0	0	0
The New Economy Fund®	0	0	0	0	0	0	0	0
New Perspective Fund®	5	2	0	0	0	0	0	0
New World FundSM	0	0	0	0	0	0	0	0
SMALLCAP World Fund®	0	0	0	0	0	0	0	0
Growth allocation	15	5	0	0	0	0	0	0
Growth-and-Income
American Mutual Fund®	6%	6%	6%	5%	4%	3%	2%	0%
Capital World Growth and Income FundSM	5	4	4	4	3	3	2	0
Fundamental InvestorsSM	5	4	4	3	2	0	0	0
International Growth and Income FundSM	2	1	1	0	0	0	0	0
The Investment Company of America®	6	5	5	4	3	2	0	0
Washington Mutual Investors FundSM	6	5	5	4	3	2	1	0
Growth-and-Income allocation	30	25	25	20	15	10	5	0
Equity-Income and Balanced
American Balanced Fund®	8%	7%	6%	6%	5%	5%	5%	4%
Capital Income Builder®	6	9	12	12	15	15	15	18
The Income Fund of America®	6	9	12	12	15	15	15	18
Equity-Income and Balanced allocation	20	25	30	30	35	35	35	40
Bond
American Funds Mortgage FundSM	5%	10%	10%	10%	10%	10%	15%	15%
American High-Income TrustSM	0	5	5	5	0	0	0	0
The Bond Fund of AmericaSM	5	10	10	10	10	10	5	0
Capital World Bond Fund®	5	5	5	5	0	0	0	0
Intermediate Bond Fund of America®	10	10	10	15	20	20	20	20
Short-Term Bond Fund of AmericaSM	0	0	0	5	10	15	20	25
U.S. Government Securities FundSM	10	5	5	0	0	0	0	0
Bond allocation	35	45	45	50	50	55	60	60

*The investment adviser may periodically rebalance or modify the asset mix of the fund and change the underlying investments.

The following table details the percentage allocation of the 2010 fund to the underlying American Funds as of January 1, 2011*:

[graphic]

AMERICAN FUNDS TARGET DATE RETIREMENT FUND 2010 (SM)

[chart illustrating the investment strategy of the 2010 Fund over time.]

[end graphic]

Years to and after retirement	Retire	5	10	15	20	25	30
Growth
AMCAP Fund®	2%	0%	0%	0%	0%	0%	0%
EuroPacific Growth Fund®	0	0	0	0	0	0	0
The Growth Fund of America®	1	0	0	0	0	0	0
The New Economy Fund®	0	0	0	0	0	0	0
New Perspective Fund®	2	0	0	0	0	0	0
New World FundSM	0	0	0	0	0	0	0
SMALLCAP World Fund®	0	0	0	0	0	0	0
Growth allocation	5	0	0	0	0	0	0
Growth-and-Income
American Mutual Fund®	6%	6%	5%	4%	3%	2%	0%
Capital World Growth and Income FundSM	4	4	4	3	3	2	0
Fundamental InvestorsSM	4	4	3	2	0	0	0
International Growth and Income FundSM	1	1	0	0	0	0	0
The Investment Company of America®	5	5	4	3	2	0	0
Washington Mutual Investors FundSM	5	5	4	3	2	1	0
Growth-and-Income allocation	25	25	20	15	10	5	0
Equity-Income and Balanced
American Balanced Fund®	7%	6%	6%	5%	5%	5%	4%
Capital Income Builder®	9	12	12	15	15	15	18
The Income Fund of America®	9	12	12	15	15	15	18
Equity-Income and Balanced allocation	25	30	30	35	35	35	40
Bond
American Funds Mortgage FundSM	10%	10%	10%	10%	10%	15%	15%
American High-Income TrustSM	5	5	5	0	0	0	0
The Bond Fund of AmericaSM	10	10	10	10	10	5	0
Capital World Bond Fund®	5	5	5	0	0	0	0
Intermediate Bond Fund of America®	10	10	15	20	20	20	20
Short-Term Bond Fund of AmericaSM	0	0	5	10	15	20	25
U.S. Government Securities FundSM	5	5	0	0	0	0	0
Bond allocation	45	45	50	50	55	60	60

*The investment adviser may periodically rebalance or modify the asset mix of the fund and change the underlying investments.

 Management of the series

Board of trustees and officers

“Independent” trustees1

The series’ nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the series’ service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The series seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the series’ board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the series’ independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the U.S. Securities and Exchange Commission, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the series’ registration statement.

Name, age and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Lee A. Ault III, 74 Trustee (2007)	Private investor and corporate director; former Chairman of the Board, In-Q-Tel, Inc. (technology venture company)	40	Anworth Mortgage Asset Corporation; Office Depot, Inc.	• Service as chief executive officer, payment services company • Corporate board experience • Service on board of healthcare foundation
William H. Baribault, 65 Trustee (2009)	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	40	Former director of Henry Co. (until 2009); Professional Business Bank (until 2009)	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, educational and nonprofit organizations
James G. Ellis, 63 Trustee (2010)	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	43	Quiksilver, Inc. Former director of Genius Products (until 2008); Professional Business Bank (until 2007)	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, municipal and nonprofit organizations • M.B.A.
Martin Fenton, 75 Chairman of the Board (Independent and Non-Executive) (2007)	Chairman, Senior Resource Group LLC (development and management of senior living communities)	43	Capital Private Client Services Funds	• Service as chief executive officer of multiple companies

Name, age and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Leonard R. Fuller, 64 Trustee (2007)	President and CEO, Fuller Consulting (financial management consulting firm)	43	None	• Former partner, public accounting firm • Financial management consulting • Service on advisory and trustee boards for municipal, educational and nonprofit organizations • M.B.A.
W. Scott Hedrick, 65 Trustee (2007)	Founding General Partner, InterWest Partners (a venture capital firm)	40	Hot Topic, Inc.; Office Depot, Inc.	• Corporate board experience • Service on advisory and trustee boards for charitable and nonprofit organizations • M.B.A.
R. Clark Hooper, 64 Trustee (2010)	Private investor; former President, Dumbarton Group LLC (securities industry consulting)	46	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.	• Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) • Service on trustee boards for charitable, educational and nonprofit organizations

Name, age and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Merit E. Janow, 52 Trustee (2007)	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	43	The NASDAQ Stock Market LLC; Trimble Navigation Limited

• Service with Office of the U.S. Trade Representative and U.S. Department of Justice

• Corporate board experience

• Service on advisory and trustee boards for charitable, educational and nonprofit organizations

• Experience as corporate lawyer

• J.D.

Laurel B. Mitchell, Ph.D., 55 Trustee (2010)	Clinical Professor and Director, Accounting Program, University of Redlands	40	None

• Assistant professor, accounting

• Service in the Office of Chief Accountant and Enforcement Division of the Securities and Exchange Commission

• Experience in corporate management and public accounting

• Service on advisory and trustee boards for charitable, educational and nonprofit organizations

• Ph.D., accounting

• Formerly licensed as C.P.A.

Name, age and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Frank M. Sanchez, 67 Trustee (2010)	Principal, The Sanchez Family Corporation dba McDonald's Restaurants (McDonald's licensee)	40	None	• Senior academic leadership position • Corporate board experience • Service on advisory and trustee boards for charitable and nonprofit organizations • Ph.D., education administration and finance
Margaret Spellings, 53 Trustee (2010)	President and CEO, Margaret Spellings & Company; Executive Vice President, National Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education - Federal Government Agency; former Assistant to the President for Domestic Policy, The White House: Federal Government, Executive Branch	40	None	• Former senior advisor to the Governor of Texas • Service on advisory and trustee boards for charitable and nonprofit organizations

Name, age and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Steadman Upham, Ph.D., 61 Trustee (2010)	President and Professor of Anthropology, The University of Tulsa	43	None	• Senior academic leadership positions for multiple universities • Service on advisory and trustee boards for educational and nonprofit organizations • Ph.D., anthropology

“Interested” trustees5,6

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers of Capital Research and Management Company or its affiliates. This management role with the series’ service providers also permits them to make a significant contribution to the series’ board.

Name, age and position with series (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the series	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years
James B. Lovelace, 54 Vice Chairman of the Board (2007)	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*	12	None
Michael J. Downer, 55 President (2006)	Director, Senior Vice President, Secretary and Coordinator of Legal and Compliance – Capital Research and Management Company; Director, American Funds Distributors, Inc.*; Chairman of the Board, Capital Bank and Trust Company*	10	None

Other officers6

Name, age and position with series (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the series
Catherine L. Heron, 63 Executive Vice President (2007)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company*
Alan N. Berro, 50 Senior Vice President (2007)	Senior Vice President – Capital World Investors, Capital Research and Management Company
Joyce E. Gordon, 54 Senior Vice President (2007)	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*
Nicholas J. Grace, 44 Senior Vice President (2007)	Senior Vice President – Capital World Investors, Capital Research Company*
John H. Smet, 54 Senior Vice President (2007)	Senior Vice President – Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*
Maria T. Manotok, 35 Vice President (2010)	Vice President and Associate Counsel, The Capital Group Companies, Inc.*; Vice President and Associate Counsel – Fund Business Management Group, Capital Research and Management Company
Steven I. Koszalka, 46 Secretary (2006)	Vice President – Fund Business Management Group, Capital Research and Management Company
Courtney R. Taylor, 35 Assistant Secretary (2010)	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 41 Treasurer (2008)

Senior Vice President – Fund Business Management Group, Capital Research and Management Company; former Chief Accountant, Division of Investment Management, United States Securities and Exchange Commission

Dori Laskin, 59 Assistant Treasurer (2010)	Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 39 Assistant Treasurer (2007)	Vice President - Fund Business Management Group, Capital Research and Management Company

*Company affiliated with Capital Research and Management Company.

1The term “independent” trustee refers to a trustee who is not an “interested person” of the series within the meaning of the 1940 Act.

2Includes service as a director or officer of the fund's predecessor, American Funds Target Date Retirement Series, Inc., a Maryland corporation. Trustees and officers of the series serve until their resignation, removal or retirement.

3Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series®, which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series®, which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and EndowmentsSM, which is available to certain nonprofit organizations.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company. Unless otherwise noted, all directorships are current.

5“Interested persons” of the series within the meaning of the 1940 Act, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

6All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the series is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

Fund shares owned by trustees as of December 31, 2009:

Name	Dollar range1 of fund shares owned2 in series	Aggregate dollar range1 of shares owned in all funds in the American Funds family overseen by trustee	Dollar range1,3 of independent trustees deferred compensation4 allocated to fund	Aggregate dollar range1,3 of independent trustees deferred compensation4 allocated to all funds within American Funds family overseen by trustee
“Independent” trustees
Lee A. Ault III	Over $100,000	Over $100,000	N/A	N/A
William H. Baribault	None	None	N/A	N/A
James G. Ellis5	None	Over $100,000	N/A	N/A
Martin Fenton	$10,001 – $50,000	Over $100,000	$10,001 – $50,000	Over $100,000
Leonard R. Fuller	$1 – $10,000	$50,001 – $100,000	N/A	Over $100,000
W. Scott Hedrick	None7	None 7	N/A	N/A
R. Clark Hooper5	None8	Over $100,000	N/A	Over $100,000
Merit E. Janow	$1 – $10,000	Over $100,000	N/A	N/A
Laurel B. Mitchell5	None	$10,001 – $50,000	N/A	N/A
Frank M. Sanchez5	None	$10,001 – $50,000	N/A	N/A
Margaret Spellings5	None	None6	N/A	N/A
Steadman Upham5	None	Over $100,000	N/A	Over $100,000

Name	Dollar range1 of fund shares owned2 in series	Aggregate dollar range1 of shares owned in all funds in the American Funds family overseen by trustee
“Interested” trustees
Michael J. Downer	$10,001 – $50,000	$10,001 - $50,000
James B. Lovelace	$50,001 – $100,000	Over $100,000

1Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for “interested” trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2Shares of the funds in the series are only available through tax-deferred retirement plans and IRAs. The role these funds would play in a trustee’s investment portfolio will vary and depend on a number of factors including tax, retirement plan coverage and plan terms, and other retirement planning considerations. A trustee may have exposure to the funds in the series through an allocation of some or all of their nonqualified deferred compensation account.

3N/A indicates that the listed individual, as of December 31, 2009, was not a trustee of a particular fund or did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

4Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

5James G. Ellis, R. Clark Hooper, Laurel B. Mitchell, Frank M. Sanchez, Margaret Spellings and Steadman Upham were newly elected to the board effective January 1, 2010.

6The aggregate dollar range of shares owned in all funds in the American Funds family overseen by Ms. Spellings as of October 31, 2010 was $10,001 – $50,000.

7The dollar range of fund shares owned in the series and the aggregate dollar range of shares owned in all funds in the American Funds family overseen by Mr. Hedrick as of October 31, 2010 was Over $100,000.

8The dollar range of fund shares owned in the series by Ms. Hooper as of December 21, 2010 was $10,001 – $50,000.

Trustee compensation — No compensation is paid by the series to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The boards of the series and other funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The series typically pays each independent trustee an annual fee, which ranges from $575 to $2,000, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the series generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The series and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of series expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the series. The series also reimburses certain expenses of the independent trustees.

Trustee compensation earned during the fiscal year ended October 31, 2010:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the series	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates2
Lee A. Ault III	$ 5,072	$154,858
William H. Baribault	6,515	154,449
James G. Ellis4	3,336	210,050
Martin Fenton3	5,182	286,855
Leonard R. Fuller3	6,043	291,031
W. Scott Hedrick	5,695	148,949
R. Clark Hooper4	4,376	382,079
Merit E. Janow	4,240	245,337
Laurel B. Mitchell4	3,768	150,518
Frank M. Sanchez4	3,360	136,342
Margaret Spellings4	3,538	144,861
Steadman Upham3,4	3,195	228,686

1Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the series in 2007. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended October 31, 2010 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.

2Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series®, which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series®, which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and EndowmentsSM, which is available to certain nonprofit organizations.

3Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the series (plus earnings thereon) through the 2010 fiscal year for participating trustees is as follows: Martin Fenton ($36,207), Leonard R. Fuller ($3,027) and Steadman Upham ($2,577). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the series until paid to the trustees.

4James G. Ellis, R. Clark Hooper, Laurel B. Mitchell, Frank M. Sanchez, Margaret Spellings and Steadman Upham were newly elected to the board effective January 1, 2010.

As of December 1, 2010, the officers and trustees of the series and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the series.

Series organization and the board of trustees — The series, an open-end, diversified management investment company, was organized as a Maryland corporation on November 6, 2006 and was reorganized as a Delaware statutory trust on January 1, 2011. All series operations are supervised by the series’ board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the series as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the series.

Each fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the series’ rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all funds and classes of the series vote together on matters that affect all funds and share classes in substantially the same manner. Each fund or share class votes separately on matters that affect that fund or class alone. In addition, the trustees have the authority to establish new funds and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The series’ declaration of trust and by-laws as well as separate indemnification agreements with independent trustees provide in effect that, subject to certain conditions, the series will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the series. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Certain trustees and officers of the series may also serve in similar positions with some of the underlying funds. Thus, if the interests of one of the funds in the series and the underlying funds were ever to diverge, it is possible that an issue could arise and affect how the trustees and officers fulfill their fiduciary duties to that fund. The series has been structured to minimize these concerns. However, conceivably, a situation could occur where proper action for one of the funds in the series could be adverse to the interests of an underlying fund, or the reverse. If such a possibility arises, the trustees and officers of the affected funds and Capital Research and Management Company will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential issue.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the series will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the series within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and independent fund counsel.

Risk oversight — Day-to-day management of the series, including risk management, is the responsibility of the series’ contractual service providers, including the series’ investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the series’ operations, including the processes and associated risks relating to the series’ investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the series’ service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the series’ investments and trading. The board also receives compliance reports from the series’ and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the series’ board, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the series’ audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the series can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the series’ objectives. As a result of the foregoing and other factors, the ability of the series’ service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The series has an audit committee comprised of William H. Baribault, Leonard R. Fuller, W. Scott Hedrick, and R. Clark Hooper, none of whom is an “interested person” of the series within the meaning of the 1940 Act. The committee provides oversight regarding the series’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the series’ principal service providers. The committee acts as a liaison between the series’ independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2010 fiscal year.

The series has a contracts committee comprised of Lee A. Ault III, William H. Baribault, James G. Ellis, Martin Fenton, Leonard R. Fuller, W. Scott Hedrick, R. Clark Hooper, Merit E. Janow, Laurel B. Mitchell, Frank M. Sanchez, Margaret Spellings and Steadman Upham, none of whom is an “interested person” of the series within the meaning of the 1940 Act. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the series and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the series may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2010 fiscal year.

The series has a nominating and governance committee comprised of Lee A. Ault III, William H. Baribault, James G. Ellis, R. Clark Hooper, Merit E. Janow, Laurel B. Mitchell and Margaret Spellings, none of whom is an “interested person” of the series within the meaning of the 1940 Act. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the series, addressed to the series’ secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held one meeting during the 2010 fiscal year.

Proxy voting procedures and principles — The series’ investment adviser, in consultation with the series’ board, has adopted Proxy Voting Procedures and Principles for American Funds Target Date Retirement Series (the “Principles”) with respect to voting proxies of securities held by the funds. The American Funds Target Date Retirement Series and its investment adviser, Capital Research and Management Company, are committed to acting in the best interests of the shareholders of each fund in the series. Each fund in the series will principally invest in other American Funds. If an underlying fund has a shareholder meeting, a fund will vote its shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund. In the unlikely event that a fund should have to vote a proxy that is not a proxy of an underlying fund, the fund will vote in accordance with the Principles adopted by the underlying funds. For information on the proxy voting procedures and Principles for each of the underlying funds, please see the statement of additional information for each underlying fund.

Information regarding how the series and each underlying fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American Funds website at americanfunds.com and (c) on the SEC’s website at sec.gov. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Principal fund shareholders — The following table identifies those investors who own of record, or are known by each fund to own beneficially 5% or more of any class of its shares as of the opening of business on December 1, 2010. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

American Funds Target Date Retirement Fund 2055

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	Class A Class R-1	16.65% 41.20
Pershing, LLC Jersey City, NJ	Record	Class A	9.10
First Clearing, LLC Custody Account St. Louis, MO	Record	Class A	7.77
Capital Research & Management Company Corporate Account Los Angeles, CA	Record	Class R-1 Class R-6	52.24 9.52
Ryan Mercaldo Worthington, LLP 401K Plan San Diego, CA	Record Beneficial	Class R-2	10.47
Software Technology Group 401K Plan Englewood, CO	Record Beneficial	Class R-2	7.02
DK Power, Inc. Retirement Plan Plymouth, MA	Record Beneficial	Class R-2	5.70
Stacy Industrial Supply Co. 401K Plan Westfield, MA	Record Beneficial	Class R-3	26.65
Fire Safety First 401K Plan Greenwood Village, CO	Record Beneficial	Class R-3	13.11
WL Logan Trucking Co. 401K Plan Englewood, CO	Record Beneficial	Class R-3	6.90
401K Plan Scarborough, ME	Beneficial	Class R-3	6.28
Klein Thorpe and Jenkins, LTD Greenwood Village, CO	Record	Class R-4	39.37
Package Pavement Co., Inc. Retirement Plan Englewood, CO	Record Beneficial	Class R-4	14.99
Electrical Consultants, Inc. Retirement Plan Centerville, UT	Record Beneficial	Class R-4	6.33

Name and address	Ownership	Ownership percentage
Oat 401K Plan Greenwood Village, CO	Record Beneficial	Class R-5	83.43
The Capital Group Companies Retirement Plan Los Angeles, CA	Record Beneficial	Class R-5	10.90
The ESI 401K Plan Kansas City, MO	Record Beneficial	Class R-6	80.79

American Funds Target Date Retirement Fund 2050

Name and address	Ownership	Ownership percentage
First Clearing, LLC Custody Account St. Louis, MO	Record	Class R-1	7.78%
Specialty Welding and Fabrication of NY, Inc. 401K Plan Utica, NY	Record Beneficial	Class R-1	7.57
Champion Heating & Air Conditioning 401K Plan Pittsburgh, PA	Record Beneficial	Class R-1	6.68
Blue Pearl Veterinary Partners 401K Plan Pittsburgh, PA	Record Beneficial	Class R-1	6.29
The Capital Group Companies Retirement Plans Los Angeles, CA	Record Beneficial	Class R-5	52.42
Crosby Marketing Communications 401K Plan Greenwood Village, CO	Record Beneficial	Class R-5	5.86
O’Connor Hospital 403B Plan Pittsburgh, PA	Record Beneficial	Class R-5	5.73
The ESI 401K Plan Kansas City, MO	Record Beneficial	Class R-6	33.98
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class R-6	10.37
Group Health Cooperative of South Central Wisconsin Retirement Plan Phoenix, AZ	Record Beneficial	Class R-6	7.05
Urology Associates of North Texas, LLP 401K Plan Greenwood Village, CO	Record Beneficial	Class R-6	6.86
Hennepin Faculty Association Retirement Plan Minneapolis, MN	Record Beneficial	Class R-6	6.49
Nationwide Trust Company Columbus, OH	Record	Class R-6	5.80

American Funds Target Date Retirement Fund 2045

Name and address	Ownership	Ownership percentage
Orchard Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-1	12.58%
Premier Brokerage Services, Inc. 401K Plan Jenkintown, PA	Record Beneficial	Class R-1	9.58
Universal Property & Casualty 401K Plan Pittsburgh, PA	Record Beneficial	Class R-1	8.99
Horizon Corporation 401K Plan Atlanta, GA	Record Beneficial	Class R-1	7.07
First Clearing, LLC Custody Account St. Louis, MO	Record	Class R-1	5.10
The Capital Group Companies Retirement Plans Los Angeles, CA	Record Beneficial	Class R-5	53.98
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class R-5	13.79
The ESI 401K Plan Kansas City, MO	Record Beneficial	Class R-6	48.53
Hennepin Faculty Association Retirement Plan Minneapolis, MN	Record Beneficial	Class R-6	10.00
Nationwide Trust Company Columbus, OH	Record	Class R-6	6.32

American Funds Target Date Retirement Fund 2040

Name and address	Ownership	Ownership percentage
Pershing, LLC Jersey City, NJ	Record	Class A	5.46%
Blue Pearl Veterinary Partners 401K Plan Pittsburgh, PA	Record Beneficial	Class R-1	9.16
Prohealth Retirement Plan Phoenix, AZ	Record Beneficial	Class R-4	8.43
The Capital Group Companies Retirement Plans Los Angeles, CA	Record Beneficial	Class R-5	38.37

Name and address	Ownership	Ownership percentage
Orchard Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-5	14.30
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class R-5	8.09
The ESI 401K Plan Kansas City, MO	Record Beneficial	Class R-6	28.24
Hennepin Faculty Association Retirement Plan Minneapolis, MN	Record Beneficial	Class R-6	15.58
Foth & Van Dyke & Associates 401K Plan Green Bay, WI	Record Beneficial	Class R-6	11.56
Nationwide Trust Company Columbus, OH	Record	Class R-6	7.49
Marshall & Ilsly Trust Co. FBO Retirement Plan Milwaukee, WI	Record Beneficial	Class R-6	5.58

American Funds Target Date Retirement Fund 2035

Name and address	Ownership	Ownership percentage
Orchard Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-1	11.50%
Universal Property & Casualty 401K Plan Pittsburgh, PA	Record Beneficial	Class R-1	8.04
The Capital Group Companies Retirement Plans Los Angeles, CA	Record Beneficial	Class R-5	56.92
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class R-5	7.64
The ESI 401K Plan Kansas City, MO	Record Beneficial	Class R-6	36.28
Hennepin Faculty Association Retirement Plan #1 Minneapolis, MN	Record Beneficial	Class R-6	13.38
Nationwide Trust Company Columbus, OH	Record	Class R-6	12.79
Hennepin Faculty Association Retirement Plan #2 Minneapolis, MN	Record Beneficial	Class R-6	7.58

American Funds Target Date Retirement Fund 2030

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	Class A	7.48%
Pershing, LLC Jersey City, NJ	Record	Class A	5.34
Prohealth Retirement Plan Phoenix, AZ	Record Beneficial	Class R-4	10.31
The Capital Group Companies Retirement Plans Los Angeles, CA	Record Beneficial	Class R-5	33.02
Orchard Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-5	24.61
The ESI 401K Plan Kansas City, MO	Record Beneficial	Class R-6	20.86
Foth & Van Dyke & Associates 401K Plan Green Bay, WI	Record Beneficial	Class R-6	10.22
Urology Associates of North Texas, LLP 401K Plan Greenwood Village, CO	Record Beneficial	Class R-6	9.99
Hennepin Faculty Association Retirement Plan Minneapolis, MN	Record Beneficial	Class R-6	9.06
Group Health Cooperative of South Central Wisconsin Retirement Plan Phoenix, AZ	Record Beneficial	Class R-6	8.60
Marshall & Ilsly Trust Co. FBO Retirement Plan Milwaukee, WI	Record Beneficial	Class R-6	7.54
Nationwide Trust Company Columbus, OH	Record	Class R-6	7.37

American Funds Target Date Retirement Fund 2025

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	Class A	5.36%
Pershing, LLC Jersey City, NJ	Record	Class A	5.08
Orchard Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-1	11.82
The Capital Group Companies Retirement Plans Los Angeles, CA	Record Beneficial	Class R-5	40.37

Name and address	Ownership	Ownership percentage
Fox Valley Retirement Plan Atlanta, GA	Record Beneficial	Class R-5	5.46
The ESI 401K Plan Kansas City, MO	Record Beneficial	Class R-6	28.72
Nationwide Trust Company Columbus, OH	Record	Class R-6	15.85
ESM II 401K Plan Englewood, CO	Record Beneficial	Class R-6	9.69
Hennepin Faculty Association Retirement Plan Minneapolis, MN	Record Beneficial	Class R-6	9.62
St. Croix Regional Medical Center Retirement Plan Denver, CO	Record Beneficial	Class R-6	6.35

American Funds Target Date Retirement Fund 2020

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	Class A	6.76%
Prohealth Retirement Plan Phoenix, AZ	Record Beneficial	Class R-4	10.34
The Capital Group Companies Retirement Plans Los Angeles, CA	Record Beneficial	Class R-5	21.97
Orchard Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-5	17.76
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class R-5	5.75
The ESI 401K Plan Kansas City, MO	Record Beneficial	Class R-6	21.30
Nationwide Trust Company Columbus, OH	Record	Class R-6	13.11
Group Health Cooperative of South Central Wisconsin Retirement Plan Phoenix, AZ	Record Beneficial	Class R-6	11.51
Foth & Van Dyke & Associates 401K Plan Green Bay, WI	Record Beneficial	Class R-6	7.92
ESM II 401K Plan Englewood, CO	Record Beneficial	Class R-6	7.61
Hennepin Faculty Association Retirement Plan	Record Beneficial	Class R-6	5.92

Name and address	Ownership	Ownership percentage
Minneapolis, MN
Marshall & Ilsly Trust Co. FBO Retirement Plan Milwaukee, WI	Record Beneficial	Class R-6	5.77

American Funds Target Date Retirement Fund 2015

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	Class A	6.98%
Orchard Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-1	5.71
Corning Implement Co., Inc. Retirement Plan Ridgeland, MS	Record Beneficial	Class R-1	5.14
The Capital Group Companies Retirement Plans Los Angeles, CA	Record Beneficial	Class R-5	22.68
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class R-5	9.00
Fox Valley Retirement Plan Atlanta, GA	Record Beneficial	Class R-5	8.32
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class R-5	5.24
The ESI 401K Plan Kansas City, MO	Record Beneficial	Class R-6	33.96
ESM II 401K Plan Englewood, CO	Record Beneficial	Class R-6	13.79
Nationwide Trust Company Columbus, OH	Record	Class R-6	12.67
Hennepin Faculty Association Retirement Plan Minneapolis, MN	Record Beneficial	Class R-6	7.88
Baptist Homes of Indiana, Inc. Retirement Plan Denver, CO	Record Beneficial	Class R-6	5.99
St. Croix Regional Medical Center Retirement Plan Denver, CO	Record Beneficial	Class R-6	5.83

American Funds Target Date Retirement Fund 2010

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	Class A Class R-1	9.90% 6.66
Pershing, LLC Jersey City, NJ	Record	Class A	7.17
First Clearing, LLC Custody Account St. Louis, MO	Record	Class A	5.81
Horizon Corporation 401K Plan Atlanta, GA	Record Beneficial	Class R-1	12.46
Hydro Tec, Inc. 401K Plan Mechanicsville, VA	Record Beneficial	Class R-1	9.58
Prohealth Retirement Plan Phoenix, AZ	Record Beneficial	Class R-4	5.70
The Capital Group Companies Retirement Plans Los Angeles, CA	Record Beneficial	Class R-5	18.63
Trust Co. of Sterne Agee Retirement Plan Birmingham, AL	Record Beneficial	Class R-5	13.42
Orchard Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-5	10.62
Eyecare Center of New Jersey 401K Plan Greenwood Village, CO	Record Beneficial	Class R-5	8.01
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class R-5	5.21
The ESI 401K Plan Kansas City, MO	Record Beneficial	Class R-6	28.87
Nationwide Trust Company Columbus, OH	Record	Class R-6	15.76
Hennepin Faculty Association Retirement Plan Minneapolis, MN	Record Beneficial	Class R-6	12.69
Group Health Cooperative of South Central Wisconsin Retirement Plan Phoenix, AZ	Record Beneficial	Class R-6	8.83
Baptist Homes of Indiana, Inc. Retirement Plan Denver, CO	Record Beneficial	Class R-6	7.70
Foth & Van Dyke & Associates 401K Plan Green Bay, WI	Record Beneficial	Class R-6	7.22

Investment adviser — Capital Research and Management Company, the series‘ investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

Compensation of investment professionals — The series is managed by a Portfolio Oversight Committee consisting of portfolio counselors employed by Capital Research and Management Company. The portfolio counselors serving on the Portfolio Oversight Committee are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results for the underlying funds in which the series invests. Portfolio counselors also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds.

Members of the Portfolio Oversight Committee are not compensated based on the size of the series or the underlying funds in which the series invests. Rather, their overall compensation reflects the success of each fund in the series in achieving its objectives.

Investment professional fund holdings and other managed accounts — As described below, investment professionals may personally own shares of the funds. In addition, investment professionals may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of October 31, 2010:

Investment professional	Dollar range of fund shares owned1	Number of other registered investment companies (RICs) for which investment professional manages (assets of RICs in billions)2		Number of other pooled investment vehicles (PIVs) that investment professional manages (assets of PIVs in billions)3	Number of other accounts that investment professional manages (assets of other accounts in billions)4
James B. Lovelace	$100,001 – $500,000	4	$264.7	None	None
Alan N. Berro	$100,001 – $500,000	3	$206.5	None	None
Joyce E. Gordon	$100,001 – $500,000	4	$237.7	None	None
Nicholas J. Grace	$100,001 – $500,0005	2	$126.9	None	None
John H. Smet	$50,001 – $100,000	6	$281.3	None	None

1Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2Indicates fund(s) where the investment professional also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.

3Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.

4Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of investment professionals and their families are not reflected.

5Tax considerations may adversely influence portfolio counselor’s ability to own shares of the fund.

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the series and the investment adviser will continue in effect until December 31, 2011, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the series, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the series for its acts or omissions in the performance of its obligations to the series not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the series’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the series’ executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the series’ offices. The series will pay all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the series’ plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the series; and costs of assembling and storing shareholder account data.

For the fiscal years ended October 31, 2010, 2009 and 2008, the investment adviser was entitled to receive management fees from each of the funds except American Funds 2055 Target Date Retirement Fund. For this fund, the investment adviser was entitled to receive management fees for a portion of the fiscal year ended October 31, 2010. After giving effect to the management fee waiver/expense reimbursements in effect during the period, each fund paid the following investment adviser management fees:

Fund	Fiscal year	Gross management fee	Waiver	Net management fee
American Funds 2055 Target Date Retirement Fund	2010	$ 5,000	$ 5,000	$0
American Funds 2050 Target Date Retirement Fund	2010	295,000	295,000	0
	2009	154,000	154,000	0
	2008	82,000	82,000	0
American Funds 2045 Target Date Retirement Fund	2010	272,000	272,000	0
	2009	136,000	136,000	0
	2008	61,000	61,000	0
American Funds 2040 Target Date Retirement Fund	2010	570,000	570,000	0
	2009	290,000	290,000	0
	2008	147,000	147,000	0

Fund	Fiscal year	Gross management fee	Waiver	Net management fee
American Funds 2035 Target Date Retirement Fund	2010	669,000	669,000	0
	2009	363,000	363,000	0
	2008	200,000	200,000	0
American Funds 2030 Target Date Retirement Fund	2010	1,034,000	1,034,000	0
	2009	546,000	546,000	0
	2008	295,000	295,000	0
American Funds 2025 Target Date Retirement Fund	2010	1,043,000	1,043,000	0
	2009	595,000	595,000	0
	2008	357,000	357,000	0
American Funds 2020 Target Date Retirement Fund	2010	1,288,000	1,288,000	0
	2009	734,000	734,000	0
	2008	472,000	472,000	0
American Funds 2015 Target Date Retirement Fund	2010	1,047,000	1,047,000	0
	2009	638,000	638,000	0
	2008	421,000	421,000	0
American Funds 2010 Target Date Retirement Fund	2010	764,000	764,000	0
	2009	485,000	485,000	0
	2008	366,000	366,000	0

As described in the prospectus, the investment adviser is currently waiving its management fee of .10%. It is expected that the waiver, which can only be modified or terminated with the approval of the series’ board of trustees, will be in effect at least through December 31, 2011.

Since each fund pursues its investment objective by investing in other mutual funds, you will bear your proportionate share of a fund's operating expenses and also, indirectly, the operating expenses of the underlying funds in which the fund invests.

The following table provides the annual advisory fee rates for each of the underlying funds excluding any waivers or reimbursements during each fund’s most recently completed fiscal year.

Underlying American Funds	Annual fee rate
AMCAP Fund	.33%
American Funds Mortgage Fund*	.35
The Growth Fund of America	.27
The New Economy Fund	.42
EuroPacific Growth Fund	.43
New Perspective Fund	.39
New World Fund	.57
SMALLCAP World Fund	.64

Underlying American Funds	Annual fee rate
American Mutual Fund	.26
Capital World Growth and Income Fund	.38
Fundamental Investors	.26
International Growth and Income Fund	.55
The Investment Company of America	.24
Washington Mutual Investors Fund	.29**
Capital Income Builder	.25
The Income Fund of America	.26
American Balanced Fund	.24
American High-Income Trust	.32
The Bond Fund of America	.23
Capital World Bond Fund	.45
Intermediate Bond Fund of America	.24
Short-Term Bond Fund of America	.29
U.S. Government Securities Fund	.24

*American Funds Mortgage Fund commenced operations on December 1, 2010. As of the date of this statement of additional information, the fund has not completed a full fiscal year. The number shown reflects an estimate of the fund’s advisory fee rate for its current fiscal year.

**Includes fees for services provided by Washington Management Corporation.

The investment adviser is currently reimbursing a portion of the other expenses for American Funds 2055 Target Date Retirement Fund. In addition, the investment adviser is currently reimbursing a portion of the other expenses in the R-1 share class for each fund listed below. It is expected that the reimbursements will be in effect at least through December 31, 2011. The adviser may elect at its discretion to extend, modify or terminate the reimbursements at that time.

Fees and expenses in the statement of operations are presented gross of any reimbursements from the investment adviser during the period. For the period ended October 31, 2010, the total fees and expenses reimbursed by the investment adviser were:

Fund	Reimbursement
American Funds 2055 Target Date Retirement Fund	$22,000
American Funds 2050 Target Date Retirement Fund	16,000
American Funds 2045 Target Date Retirement Fund	16,000
American Funds 2040 Target Date Retirement Fund	34,000
American Funds 2035 Target Date Retirement Fund	45,000
American Funds 2030 Target Date Retirement Fund	69,000
American Funds 2025 Target Date Retirement Fund	74,000
American Funds 2020 Target Date Retirement Fund	91,000
American Funds 2015 Target Date Retirement Fund	78,000
American Funds 2010 Target Date Retirement Fund	60,000

Administrative services agreement — The Administrative Services Agreement (the “Administrative Agreement”) between the series and the investment adviser relating to the series’ Class A and  R shares will continue in effect until December 31, 2011, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The series may terminate the Administrative Agreement at any time by vote of a majority of independent trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the series. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of each fund’s Class A and all Class R shares. The investment adviser may contract with third parties, including American Funds Service Company,® the series’ Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties providing such services. The investment adviser has agreed to pay a portion of the fees payable under the Administrative Agreement that would otherwise have been paid by the fund. For the year ended October 31, 2010, the total fees paid by the investment adviser were:

Fund	Share classes	Administrative services reimbursement
American Funds 2055 Target Date Retirement Fund	R-1	$ —*
American Funds 2050 Target Date Retirement Fund	R-1, R-2, R-3, R-4, R-5 and R-6	23,000
American Funds 2045 Target Date Retirement Fund	R-1, R-2, R-3, R-4, R-5 and R-6	23,000
American Funds 2040 Target Date Retirement Fund	R-1, R-2, R-3, R-4, R-5 and R-6	9,000
American Funds 2035 Target Date Retirement Fund	R-1, R-4, R-5 and R-6	6,000
American Funds 2030 Target Date Retirement Fund	R-1, R-4, R-5 and R-6	10,000
American Funds 2025 Target Date Retirement Fund	R-1, R-4, R-5 and R-6	7,000
American Funds 2020 Target Date Retirement Fund	R-1, R-4, R-5 and R-6	9,000
American Funds 2015 Target Date Retirement Fund	R-1, R-4, R-5 and R-6	8,000
American Funds 2010 Target Date Retirement Fund	R-1, R-4, R-5 and R-6	3,000

*Amount less than one thousand.

The investment adviser receives an administrative services fee at the annual rate of up to .10% of the average daily net assets for Class A and R (excluding Class R-5 and R-6) for administrative services provided to these share classes. For Class R-5, the investment adviser receives an administrative services fee of up to .05% of the average daily net assets. The investment adviser does not receive an administrative services fee with respect to Class R-6 shares. The R-6 shares of the underlying funds also pay an administrative services fee of up to .05%. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the funds. Of the remainder, the investment adviser does not retain more than .05% of the average daily net assets for each applicable share class. The administrative services fee includes compensation for transfer agent and shareholder services provided to each fund’s Class A and R shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the series and American Funds Service Company.

During the 2010 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

Fund		Administrative services fee
American Funds 2055 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class R-6	$2,000 —* 3,000 2,000 —* —* —*
American Funds 2050 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class R-6	110,000 4,000 264,000 130,000 28,000 6,000 —*
American Funds 2045 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class R-6	91,000 5,000 255,000 123,000 25,000 7,000 —*
American Funds 2040 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class R-6	189,000 10,000 462,000 239,000 67,000 18,000 —*

Fund		Administrative services fee
American Funds 2035 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class R-6	238,000 9,000 569,000 266,000 67,000 18,000 —*
American Funds 2030 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class R-6	340,000 18,000 772,000 433,000 125,000 31,000 1,000
American Funds 2025 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class R-6	375,000 12,000 796,000 423,000 122,000 23,000 1,000
American Funds 2020 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class R-6	469,000 16,000 827,000 537,000 174,000 29,000 1,000
American Funds 2015 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class R-6	425,000 14,000 658,000 440,000 117,000 18,000 1,000
American Funds 2010 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class R-6	365,000 4,000 355,000 277,000 89,000 18,000 1,000

*Amount less than one thousand.

Principal Underwriter and plans of distribution — American Funds Distributors,® Inc. (the “Principal Underwriter”) is the principal underwriter of the series’ shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251 and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues from sales of the funds’ shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. The series also reimburses the Principal Underwriter for service fees paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

Fund		Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
American Funds 2055 Target Date Retirement Fund	Class A	2010	$ 13,000	$ 70,000
American Funds 2050 Target Date Retirement Fund	Class A	2010	204,000	1,097,000
		2009	165,000	849,000
		2008	167,000	883,000
American Funds 2045 Target Date Retirement Fund	Class A	2010	18,000	95,000
		2009	148,000	823,000
		2008	125,000	697,000
American Funds 2040 Target Date Retirement Fund	Class A	2010	421,000	2,256,000
		2009	306,000	1,658,000
		2008	284,000	1,530,000
American Funds 2035 Target Date Retirement Fund	Class A	2010	438,000	2,206,000
		2009	332,000	1,717,000
		2008	366,000	1,896,000
American Funds 2030 Target Date Retirement Fund	Class A	2010	534,000	2,666,000
		2009	412,000	2,105,000
		2008	469,000	2,358,000
American Funds 2025 Target Date Retirement Fund	Class A	2010	551,000	2,671,000
		2009	398,000	1,950,000
		2008	496,000	2,408,000

Fund		Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
American Funds 2020 Target Date Retirement Fund	Class A	2010	587,000	2,792,000
		2009	448,000	2,180,000
		2008	572,000	2,714,000
American Funds 2015 Target Date Retirement Fund	Class A	2010	388,000	1,831,000
		2009	326,000	1,554,000
		2008	448,000	2,071,000
American Funds 2010 Target Date Retirement Fund	Class A	2010	255,000	1,173,000
		2009	203,000	927,000
		2008	303,000	1,314,000

Plans of distribution — The series has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the series to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the series’ board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the series. As the series has not adopted a Plan for Class R-5 or Class R-6, no 12b-1 fees are paid from Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of each fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the funds.” Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

Class A — For Class A shares, up to 0.25% of the series’ average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The series may annually expend up to 0.30% for Class A shares under the Plan.

Distribution-related expenses for Class A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the series to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

Other share classes (Class R-1, R-2, R-3 and R-4) — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the series’ average daily net assets attributable to such shares:

Share class	Service related payments1	Distribution related payments1	Total allowable under the Plans2
Class R-1	0.25%	0.75%	1.00%
Class R-2	0.25	0.50	1.00
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1	Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2	The series may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

During the 2010 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

Fund		12b-1 expenses	12b-1 unpaid liability outstanding
American Funds 2055 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4	$ 3,000 95 7,000 5,000 1,000	$ 1,000 82 3,000 2,000 319
American Funds 2050 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4	226,000 21,000 577,000 341,000 63,000	29,000 4,000 106,000 53,000 13,000
American Funds 2045 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4	188,000 30,000 557,000 324,000 57,000	24,000 6,000 105,000 57,000 12,000
American Funds 2040 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4	381,000 56,000 1,066,000 654,000 154,000	56,000 9,000 196,000 117,000 38,000

Fund		12b-1 expenses	12b-1 unpaid liability outstanding
American Funds 2035 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4	482,000 57,000 1,340,000 735,000 154,000	71,000 11,000 244,000 129,000 33,000
American Funds 2030 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4	692,000 110,000 1,896,000 1,212,000 290,000	99,000 22,000 343,000 217,000 60,000
American Funds 2025 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4	757,000 77,000 1,927,000 1,192,000 285,000	114,000 13,000 349,000 213,000 55,000
American Funds 2020 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4	1,003,000 97,000 2,011,000 1,522,000 408,000	149,000 17,000 362,000 268,000 81,000
American Funds 2015 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4	939,000 93,000 1,593,000 1,243,000 273,000	135,000 16,000 287,000 218,000 53,000
American Funds 2010 Target Date Retirement Fund	Class A Class R-1 Class R-2 Class R-3 Class R-4	841,000 26,000 855,000 777,000 207,000	129,000 4,000 147,000 127,000 41,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the series who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the series are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the series include quality shareholder services, savings to the series in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the series’ 12b-1 expense is paid to financial advisers to compensate them for providing ongoing services. If you have questions regarding your investment in the funds or need assistance with your account, please contact your financial adviser. If you need a financial adviser, please call American Funds Distributors at (800) 421-4120 for assistance.

Other compensation to dealers — As of July 2010, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

AXA Advisors, LLC
Cadaret, Grant & Co., Inc.
Cambridge Investment Research, Inc.
Cetera Financial Group
Financial Network Investment Corporation
Guaranty Brokerage Services, Inc.
Multi-Financial Securities Corporation
Primevest Financial Services, Inc.
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones
Genworth Financial Securities Corporation
H. Beck, Inc.
Hefren-Tillotson, Inc.
HTK / Janney Montgomery Group
Hornor, Townsend & Kent, Inc.
Janney Montgomery Scott LLC
ING Financial Partners, Inc.
Transamerica Financial Advisors, Inc.
J. J. B. Hilliard, W. L. Lyons, LLC
J.P. Morgan Chase Banc One
Chase Investment Services Corp.
J.P. Morgan Securities Inc.
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Group
Associated Securities Corp.
LPL Financial Corporation
Mutual Service Corporation
Uvest Investment Services
Waterstone Financial Group, Inc.
Merrill Lynch Banc of America
Banc of America Investment Services, Inc.
Banc of America Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Metlife Enterprises
Metlife Securities Inc.
Nathan & Lewis Securities, Inc.
New England Securities
Tower Square Securities, Inc.
Walnut Street Securities, Inc.
MML Investors Services, Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley Smith Barney LLC
National Planning Holdings Inc.
Invest Financial Corporation
Investment Centers of America, Inc.
National Planning Corporation

SII Investments, Inc.
NFP Securities, Inc.
Northwestern Mutual Investment Services, LLC
Park Avenue Securities LLC
PFS Investments Inc.
PNC Bank, National Association
PNC Investments LLC
Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC Capital Markets Corporation
Robert W. Baird & Co. Incorporated
Stifel, Nicolaus & Company, Incorporated
SunTrust Investment Services, Inc.
The Advisor Group
FSC Securities Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sentra Securities Corporation
Spelman & Co., Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
Wells Fargo Network
A. G. Edwards, A Division Of Wells Fargo Advisors, LLC
Captrust Financial Advisors
First Clearing LLC
First Union Securities Financial Network, Inc.
Southtrust Securities, Inc.
Wachovia Securities, Inc.
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors Investment Services Group
Wells Fargo Advisors Latin American Channel
Wells Fargo Advisors Private Client Group
Wells Fargo Investments, LLC

 Execution of portfolio transactions

The series does not incur any brokerage commissions for purchasing shares of the underlying funds. However, the series may incur brokerage commissions and/or investment dealer concessions when purchasing short-term debt securities for the funds. Portfolio transactions for the series may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

For information regarding the policies with respect to the execution of portfolio transactions of the underlying funds, please see the statement of additional information for each underlying fund.

 Disclosure of portfolio holdings

The series’ investment adviser, on behalf of the funds, has adopted policies and procedures with respect to the disclosure of information about the funds’ portfolio securities. These policies and procedures have been reviewed by the series’ board of trustees and compliance will be periodically assessed by the board in connection with reporting from the series’ Chief Compliance Officer. These policies and procedures are similar to those adopted by the underlying funds.

Under these policies and procedures, each fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The series’ custodian, outside counsel and auditor, each of which require portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier. Information regarding the portfolio holdings of the underlying funds will be available on the American Funds website.

Affiliated persons of the series, including officers of the series and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of Ethics” section in this statement of additional information and the Code of Ethics. Third party service providers of the series, as described in this statement of additional information receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the series (which, as described would typically occur no earlier than one day after the day on which the information is posted on the American Funds website, such persons may be bound by agreements (including confidentiality agreements) or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the series nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the series’ investment adviser. In exercising their authority, the committees determine whether disclosure of information about the funds’ portfolio securities is appropriate and in the best interest of series shareholders. The investment adviser has implemented policies and procedures to address issues that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain series service providers for legitimate business and series oversight purposes) helps reduce potential issues between series shareholders and the investment adviser and its affiliates.

 Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the series or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to a fund in the series or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the series after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the series. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of each fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., each fund’s share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of each fund has a separately calculated net asset value (and share price). The funds will not calculate net asset values on days the New York Stock Exchange is closed for trading.

As noted in the prospectus, the principal assets of the funds consist of investments in the underlying funds. All portfolio securities of the funds are valued, and the net asset values per share for each share class are determined, as indicated below. The funds follow standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Underlying funds are priced based on the net asset value of each underlying fund, calculated as of approximately 4 p.m. New York time each day the New York Stock Exchange is open. Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity are generally valued at prices obtained as of approximately 3 p.m. from one or more independent pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on these prices prior to calculation of the underlying fund’s net asset value. When the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under policies approved by the series’ board. Subject to board oversight, each underlying fund’s board has delegated the obligation to make fair valuation determinations to a valuation committee established by the series’ investment adviser. The board receives periodic reports describing fair-valued securities and the valuation methods used.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

 Taxes and distributions

Fund taxation — Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. Each fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances each fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, each fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of each fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), two or more issuers which each fund controls and which are determined to be engaged in the same or similar trades or businesses or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company’s “required distribution” for the calendar year ending within the regulated investment company’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” generally means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company’s taxable year) and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by each fund from its current year’s ordinary income and capital gain net income and (b) any amount on which each fund pays income tax during the periods described above. Although each fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, each fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan. Please see your tax adviser for more information.

Dividends and capital gain distributions — Dividends and capital gain distributions on fund shares generally will be reinvested in shares of the fund of the same class.

Distributions of investment company taxable income and net realized capital gains to shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Dividends and capital gain distributions by each fund to a tax-deferred retirement plan account are not taxable currently. When a dividend or a capital gain is distributed by the fund, the net asset value per share is reduced by the amount of the payment.

Dividends — Each fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

Capital gain distributions — Each fund also intends to distribute its net capital gain each year. The fund’s net capital gain is the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the funds.

Each fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of each fund. Shareholders receive a credit for the tax that each fund paid on such undistributed net capital gain. In addition, shareholders may increase the basis in their shares of each fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

 Purchase and exchange of shares

Purchases by employer-sponsored retirement plans — As noted in the prospectus, participants in an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchases by individual-type retirement accounts — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial adviser — Deliver or mail a check to your financial adviser.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds
12711 North Meridian Street
Carmel, IN 46032-9181

American Funds
5300 Robin Hood Rd.
Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank
ABA Routing No. 121000248
Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:
American Funds Service Company
(fund’s name)

For further credit to:
(shareholder’s fund account number)
(shareholder’s name)

You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

Other purchase information — The series and the Principal Underwriter receive the right to reject any purchase order.

Purchase minimums and maximums for individual-type retirement accounts — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

•	Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts).

The following account types may be established without meeting the initial purchase minimum:

•	Retirement accounts that are funded with employer contributions; and

•	Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

•	Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans or (c) required minimum distribution automatic exchanges.

Certain accounts held on the series’ books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of one or more funds in the series. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — Shares of each fund in the series generally may be exchanged into shares of the same class of other funds in the American Funds. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from American Funds Money Market Fund®

purchased without a sales charge generally will be subject to the appropriate sales charge, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

Frequent trading of fund shares — As noted in the prospectus, all transactions in fund shares are subject to the series’ and American Funds Distributors’ right to restrict potentially abusive trading.

Other potentially abusive activity — In addition to reserving the right to restrict potentially abusive trading, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

 Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A shares unless such plan was invested in Class A shares before January 1, 2009.

Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc. In the case where the employer adopts any other plan (including, but not limited to, an IRS model agreement), each participant’s account in the plan will be aggregated with the participant’s own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE IRA plan with a certain method of aggregating participant accounts as of November 15, 2004, may continue with that method so long as the employer has not modified the plan document since that date.

Other purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds and funds in the series may be sold at net asset value to:

(1)
current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2)
currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law,

(b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law , and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;
(3)
currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(4)	companies exchanging securities with the fund through a merger, acquisition or exchange offer;
(5)	insurance company separate accounts;
(6)	accounts managed by subsidiaries of The Capital Group Companies, Inc.;
(7)	The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;
(8)	an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;
(9)
wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

(10)	full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Loan repayments — Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. Purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the series under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

 Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.
In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

•
individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

•	SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

•	endowments or foundations established and controlled by you or your immediate family; or

•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

•
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

•
for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

•	for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series. Shares of American Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated.  Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

An employer-sponsored retirement plan may also take into account the market value of its investments in American Legacy Retirement Investment Plans. Direct purchases of American Funds Money Market Fund is excluded.

CDSC waivers for Class A shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities).

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•
Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•
Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.

For information regarding the sale of shares, please refer to the prospectus.

Selling shares

Employer-sponsored retirement accounts — Shares of the series may be sold by contacting your plan administrator or recordkeeper.

For individual-type retirement accounts —

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

 Shareholder account services and privileges

The following services and privileges are generally available to shareholders whose accounts are held on the books of the funds, but are generally not applicable to employer-sponsored retirement plans.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2)if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Automatic exchanges — For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, you may automatically withdraw Class A shares from any of the funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under “General information — fund numbers”), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the series, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the series may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the series by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Redemption of shares — The series’ articles of incorporation permit the series to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the series’ current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the series may from time to time adopt.

While payment of redemptions normally will be in cash, the series’ declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the series’ board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other shareholders of one or more funds in the series.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

 General information

Custodian of assets — Securities and cash owned by all funds, including proceeds from the sale of shares of the funds and of securities in the funds’ portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the funds hold securities of issuers outside the U.S., the Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer Agent — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the funds’ shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618.

American Funds Service Company was paid the following fees for Class A shares for the 2010 fiscal year:

Fund	Transfer agent fee
American Funds 2055 Target Date Retirement Fund	$ 1,000
American Funds 2050 Target Date Retirement Fund	42,000
American Funds 2045 Target Date Retirement Fund	35,000
American Funds 2040 Target Date Retirement Fund	72,000
American Funds 2035 Target Date Retirement Fund	90,000
American Funds 2030 Target Date Retirement Fund	129,000
American Funds 2025 Target Date Retirement Fund	143,000
American Funds 2020 Target Date Retirement Fund	179,000
American Funds 2015 Target Date Retirement Fund	162,000
American Funds 2010 Target Date Retirement Fund	139,000

American Funds Service Company is compensated for certain transfer agency services provided to all share classes from the administrative services fees paid to Capital Research and Management Company and from the relevant share class, as described under “Administrative services agreement.”

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the funds as disclosed in the prospectus.

Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, California 92626, serves as the series’ independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the series’ independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Bingham McCutchen LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the series and for independent trustees in their capacities as such. Counsel does not provide legal services to the fund’s investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the series’ counsel will be made at least annually by the independent trustees of the series, as prescribed by the 1940 Act and related rules.

Prospectuses, reports to shareholders and proxy statements — The series' fiscal year ends on October 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the series’ investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the current prospectus at no cost by calling 800/421-0180 or by sending an e-mail request to prospectus@americanfunds.com. Shareholders may also access each fund's current summary prospectus, prospectus, statement of additional information and the series' shareholder reports at americanfunds.com/prospectus. The series’ annual financial statements are audited by the series’ independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for each fund. In an effort to reduce the volume of mail shareholders receive from the series when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The series and Capital Research and Management Company and its affiliated companies, including the series’ Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the series may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

Legal proceedings — On February 16, 2005, the NASD (now the Financial Industry Regulatory Authority or FINRA) filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, a FINRA Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. On April 30, 2008, FINRA’s National Adjudicatory Council affirmed the decision by FINRA’s Hearing Panel. The Principal Underwriter has appealed this decision to the U.S. Securities and Exchange Commission.

The investment adviser and Principal Underwriter believe that the likelihood that this matter could have a material adverse effect on the series or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the series is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to this and other matters. The investment adviser believes that these suits are without merit and will defend itself vigorously.

American Funds 2055 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2010

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$11.12
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$11.80

American Funds 2050 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2010

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$9.13
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$9.69

American Funds 2045 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2010

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$9.27
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$9.84

American Funds 2040 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2010

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$9.23
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$9.79

American Funds 2035 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2010

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$9.20
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$9.76

American Funds 2030 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2010

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$9.21
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$9.77

American Funds 2025 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2010

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$9.09
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$9.64

American Funds 2020 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2010

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$9.14
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$9.70

American Funds 2015 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2010

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$9.31
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$9.88

American Funds 2010 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2010

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$9.33
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$9.90

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
Stock and stock/bond funds
AMCAP Fund®	002	202	302	402	602
American Funds Global Balanced Fund SM	037	237	337	437	637
American Balanced Fund®	011	211	311	411	611
American Mutual Fund®	003	203	303	403	603
Capital Income Builder®	012	212	312	412	612
Capital World Growth and Income FundSM	033	233	333	433	633
EuroPacific Growth Fund®	016	216	316	416	616
Fundamental InvestorsSM	010	210	310	410	610
The Growth Fund of America®	005	205	305	405	605
The Income Fund of America®	006	206	306	406	606
International Growth and Income FundSM	034	234	334	434	634
The Investment Company of America®	004	204	304	404	604
The New Economy Fund®	014	214	314	414	614
New Perspective Fund®	007	207	307	407	607
New World Fund®	036	236	336	436	636
SMALLCAP World Fund®	035	235	335	435	635
Washington Mutual Investors FundSM	001	201	301	401	601
Bond funds
American Funds Mortgage FundSM	042	242	342	442	642
American Funds Short-Term Tax-Exempt Bond FundSM	039	N/A	N/A	439	639
American Funds Tax-Exempt Fund of New YorkSM	041	241	341	441	641
American High-Income Municipal Bond Fund®	040	240	340	440	640
American High-Income TrustSM	021	221	321	421	621
The Bond Fund of AmericaSM	008	208	308	408	608
Capital World Bond Fund®	031	231	331	431	631
Intermediate Bond Fund of AmericaSM	023	223	323	423	623
Limited Term Tax-Exempt Bond Fund of AmericaSM	043	243	343	443	643
Short-Term Bond Fund of AmericaSM	048	248	348	448	648
The Tax-Exempt Bond Fund of America®	019	219	319	419	619
The Tax-Exempt Fund of California®*	020	220	320	420	620
The Tax-Exempt Fund of Maryland®*	024	224	324	424	624
The Tax-Exempt Fund of Virginia®*	025	225	325	425	625
U.S. Government Securities FundSM	022	222	322	422	622
Money market fund
American Funds Money Market Fund®	059	259	359	459	659
___________

*Qualified for sale only in certain jurisdictions.

	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
Stock and stock/bond funds
AMCAP Fund	1002	1202	1302	1502	1402
American Balanced Fund	1011	1211	1311	1511	1411
American Funds Global Balanced Fund	1037	1237	1337	1537	1437
American Mutual Fund	1003	1203	1303	1503	1403
Capital Income Builder	1012	1212	1312	1512	1412
Capital World Growth and Income Fund	1033	1233	1333	1533	1433
EuroPacific Growth Fund	1016	1216	1316	1516	1416
Fundamental Investors	1010	1210	1310	1510	1410
The Growth Fund of America	1005	1205	1305	1505	1405
The Income Fund of America	1006	1206	1306	1506	1406
International Growth and Income Fund	1034	1234	1334	1534	1434
The Investment Company of America	1004	1204	1304	1504	1404
The New Economy Fund	1014	1214	1314	1514	1414
New Perspective Fund	1007	1207	1307	1507	1407
New World Fund	1036	1236	1336	1536	1436
SMALLCAP World Fund	1035	1235	1335	1535	1435
Washington Mutual Investors Fund	1001	1201	1301	1501	1401
Bond funds
American Funds Mortgage Fund	1042	1242	1342	1542	1442
American High-Income Trust	1021	1221	1321	1521	1421
The Bond Fund of America	1008	1208	1308	1508	1408
Capital World Bond Fund	1031	1231	1331	1531	1431
Intermediate Bond Fund of America	1023	1223	1323	1523	1423
Short-Term Bond Fund of America	1048	1248	1348	1548	1448
U.S. Government Securities Fund	1022	1222	1322	1522	1422
Money market fund
American Funds Money Market Fund	1059	1259	1359	1559	1459

Fund numbers
Fund	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
AMCAP Fund	2102	2202	2302	2402	2502	2602
American Balanced Fund	2111	2211	2311	2411	2511	2611
American Funds Global Balanced Fund	2137	2237	2337	2437	2537	2637
American Mutual Fund	2103	2203	2303	2403	2503	2603
Capital Income Builder	2112	2212	2312	2412	2512	2612
Capital World Growth and Income Fund	2133	2233	2333	2433	2533	2633
EuroPacific Growth Fund	2116	2216	2316	2416	2516	2616
Fundamental Investors	2110	2210	2310	2410	2510	2610
The Growth Fund of America	2105	2205	2305	2405	2505	2605
The Income Fund of America	2106	2206	2306	2406	2506	2606
International Growth and Income Fund	2134	2234	2334	2434	2534	2634
The Investment Company of America	2104	2204	2304	2404	2504	2604
The New Economy Fund	2114	2214	2314	2414	2514	2614
New Perspective Fund	2107	2207	2307	2407	2507	2607
New World Fund	2136	2236	2336	2436	2536	2636
SMALLCAP World Fund	2135	2235	2335	2435	2535	2635
Washington Mutual Investors Fund	2101	2201	2301	2401	2501	2601
Bond funds
American Funds Mortgage Fund	2142	2242	2342	2442	2542	2642
American High-Income Trust	2121	2221	2321	2421	2521	2621
The Bond Fund of America	2108	2208	2308	2408	2508	2608
Capital World Bond Fund	2131	2231	2331	2431	2531	2631
Intermediate Bond Fund of America	2123	2223	2323	2423	2523	2623
Short-Term Bond Fund of America	2148	2248	2348	2448	2548	2648
U.S. Government Securities Fund	2122	2222	2322	2422	2522	2622
Money market fund
American Funds Money Market Fund	2159	2259	2359	2459	2559	2659

	Fund numbers
Fund	Class A	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
American Funds 2055 Target Date Retirement FundSM	082	2182	2282	2382	2482	2582	2682
American Funds 2050 Target Date Retirement Fund®	069	2169	2269	2369	2469	2569	2669
American Funds 2045 Target Date Retirement Fund®	068	2168	2268	2368	2468	2568	2668
American Funds 2040 Target Date Retirement Fund®	067	2167	2267	2367	2467	2567	2667
American Funds 2035 Target Date Retirement Fund®	066	2166	2266	2366	2466	2566	2666
American Funds 2030 Target Date Retirement Fund®	065	2165	2265	2365	2465	2565	2665
American Funds 2025 Target Date Retirement Fund®	064	2164	2264	2364	2464	2564	2664
American Funds 2020 Target Date Retirement Fund®	063	2163	2263	2363	2463	2563	2663
American Funds 2015 Target Date Retirement Fund®	062	2162	2262	2362	2462	2562	2662
American Funds 2010 Target Date Retirement Fund®	061	2161	2261	2361	2461	2561	2661

 Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service and Standard & Poor’s Corporation.

Description of bond ratings

Moody’s

Long-term rating definitions

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s

Long-term issue credit ratings

AAA

An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated CC is currently highly vulnerable to nonpayment.

C

A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (–)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Fitch

Long-term Credit Ratings

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative.

•
For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•
For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).
CC

•	For issuers and performing obligations, default of some kind appears probable.

•	For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as the following:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.

Description of commercial paper ratings

Moody's
Commercial paper ratings (highest three ratings)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Standard & Poor’s
Commercial paper ratings (highest three ratings)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

...

American Funds 2055 Target Date Retirement Fund
Investment portfolio, October 31, 2010

[begin pie chart]
Percent of net assets
Growth funds	40.0%
Growth-and-income funds	45.0
Equity-income and Balanced funds	10.0
Bond funds	5.0

Designed for investors who plan to retire in or near 2055.
[end pie chart]

			Percent
		Value	of net
Fund investments	Shares	(000)	assets

Growth funds - 40.0%
AMCAP Fund, Class R-6	56,961	$1,009	7.0%
EuroPacific Growth Fund, Class R-6	14,032	576	4.0
The Growth Fund of America, Inc., Class R-6	34,697	1,009	7.0
The New Economy Fund, Class R-6	23,358	577	4.0
New Perspective Fund, Inc., Class R-6	36,352	1,010	7.0
New World Fund, Inc., Class R-6	10,545	577	4.0
SMALLCAP World Fund, Inc., Class R-6	27,181	1,012	7.0
		5,770	40.0

Growth-and-income funds - 45.0%
American Mutual Fund, Inc., Class R-6	47,316	1,154	8.0
Capital World Growth and Income Fund, Inc., Class R-6	28,574	1,010	7.0
Fundamental Investors, Class R-6	33,210	1,154	8.0
International Growth and Income Fund, Class R-6	18,518	577	4.0
The Investment Company of America, Class R-6	48,050	1,299	9.0
Washington Mutual Investors Fund, Class R-6	49,801	1,298	9.0
		6,492	45.0

Equity-income and Balanced funds - 10.0%
American Balanced Fund, Class R-6	33,162	577	4.0
Capital Income Builder, Class R-6	8,645	433	3.0
The Income Fund of America, Class R-6	26,308	433	3.0
		1,443	10.0

Bond funds - 5.0%
U.S. Government Securities Fund, Class R-6	49,033	721	5.0

Total investment securities (cost: $13,639,000)		14,426	100.0
Other assets less liabilities		(19)	-

Net assets		$14,407	100.0%

See Notes to Financial Statements

American Funds 2050 Target Date Retirement Fund
Investment portfolio, October 31, 2010

[begin pie chart]
Percent of net assets
Growth funds	40.0%
Growth-and-income funds	45.0
Equity-income and Balanced funds	10.0
Bond funds	5.0

Designed for investors who plan to retire in or near 2050.
[end pie chart]

			Percent
		Value	of net
Fund investments	Shares	(000)	assets

Growth funds - 40.0%
AMCAP Fund, Class R-6	1,387,637	$24,589	7.0%
EuroPacific Growth Fund, Class R-6	341,015	14,009	4.0
The Growth Fund of America, Inc., Class R-6	843,350	24,533	7.0
The New Economy Fund, Class R-6	568,108	14,021	4.0
New Perspective Fund, Inc., Class R-6	884,325	24,558	7.0
New World Fund, Inc., Class R-6	256,646	14,054	4.0
SMALLCAP World Fund, Inc., Class R-6	661,705	24,628	7.0
		140,392	40.0

Growth-and-income funds - 45.0%
American Mutual Fund, Inc., Class R-6	1,151,182	28,077	8.0
Capital World Growth and Income Fund, Inc., Class R-6	695,236	24,570	7.0
Fundamental Investors, Class R-6	807,220	28,051	8.0
International Growth and Income Fund, Class R-6	451,644	14,073	4.0
The Investment Company of America, Class R-6	1,167,949	31,558	9.0
Washington Mutual Investors Fund, Class R-6	1,210,560	31,559	9.0
		157,888	45.0

Equity-income and Balanced funds - 10.0%
American Balanced Fund, Class R-6	806,368	14,031	4.0
Capital Income Builder, Class R-6	210,262	10,526	3.0
The Income Fund of America, Class R-6	639,356	10,517	3.0
		35,074	10.0

Bond funds - 5.0%
U.S. Government Securities Fund, Class R-6	1,193,347	17,554	5.0

Total investment securities (cost: $331,668,000)		350,908	100.0
Other assets less liabilities		(265)	-

Net assets		$350,643	100.0%

See Notes to Financial Statements

American Funds 2045 Target Date Retirement Fund
Investment portfolio, October 31, 2010

[begin pie chart]
Percent of net assets
Growth funds	40.0%
Growth-and-income funds	45.0
Equity-income and Balanced funds	10.0
Bond funds	5.0

Designed for investors who plan to retire in or near 2045.
[end pie chart]

			Percent
		Value	of net
Fund investments	Shares	(000)	assets

Growth funds - 40.0%
AMCAP Fund, Class R-6	1,339,541	$23,737	7.0%
EuroPacific Growth Fund, Class R-6	329,001	13,515	4.0
The Growth Fund of America, Inc., Class R-6	813,737	23,672	7.0
The New Economy Fund, Class R-6	548,413	13,535	4.0
New Perspective Fund, Inc., Class R-6	852,315	23,669	7.0
New World Fund, Inc., Class R-6	247,211	13,537	4.0
SMALLCAP World Fund, Inc., Class R-6	638,109	23,750	7.0
		135,415	40.0

Growth-and-income funds - 45.0%
American Mutual Fund, Inc., Class R-6	1,110,380	27,082	8.0
Capital World Growth and Income Fund, Inc., Class R-6	670,569	23,698	7.0
Fundamental Investors, Class R-6	779,376	27,083	8.0
International Growth and Income Fund, Class R-6	434,567	13,541	4.0
The Investment Company of America, Class R-6	1,127,637	30,469	9.0
Washington Mutual Investors Fund, Class R-6	1,168,728	30,469	9.0
		152,342	45.0

Equity-income and Balanced funds - 10.0%
American Balanced Fund, Class R-6	778,222	13,541	4.0
Capital Income Builder, Class R-6	202,867	10,155	3.0
The Income Fund of America, Class R-6	617,365	10,156	3.0
		33,852	10.0

Bond funds - 5.0%
U.S. Government Securities Fund, Class R-6	1,151,082	16,933	5.0

Total investment securities (cost: $311,232,000)		338,542	100.0
Other assets less liabilities		(254)	-

Net assets		$338,288	100.0%

See Notes to Financial Statements

American Funds 2040 Target Date Retirement Fund
Investment portfolio, October 31, 2010

[begin pie chart]
Percent of net assets
Growth funds	40.0%
Growth-and-income funds	45.0
Equity-income and Balanced funds	10.0
Bond funds	5.0

Designed for investors who plan to retire in or near 2040.
[end pie chart]

			Percent
		Value	of net
Fund investments	Shares	(000)	assets

Growth funds - 40.0%
AMCAP Fund, Class R-6	2,806,185	$49,726	7.0%
EuroPacific Growth Fund, Class R-6	690,677	28,373	4.0
The Growth Fund of America, Inc., Class R-6	1,707,395	49,668	7.0
The New Economy Fund, Class R-6	1,149,624	28,373	4.0
New Perspective Fund, Inc., Class R-6	1,788,553	49,668	7.0
New World Fund, Inc., Class R-6	518,119	28,372	4.0
SMALLCAP World Fund, Inc., Class R-6	1,336,787	49,755	7.0
		283,935	40.0

Growth-and-income funds - 45.0%
American Mutual Fund, Inc., Class R-6	2,328,152	56,784	8.0
Capital World Growth and Income Fund, Inc., Class R-6	1,405,907	49,685	7.0
Fundamental Investors, Class R-6	1,634,045	56,783	8.0
International Growth and Income Fund, Class R-6	911,826	28,413	4.0
The Investment Company of America, Class R-6	2,364,229	63,881	9.0
Washington Mutual Investors Fund, Class R-6	2,450,382	63,881	9.0
		319,427	45.0

Equity-income and Balanced funds - 10.0%
American Balanced Fund, Class R-6	1,631,810	28,393	4.0
Capital Income Builder, Class R-6	425,392	21,295	3.0
The Income Fund of America, Class R-6	1,294,536	21,295	3.0
		70,983	10.0

Bond funds - 5.0%
U.S. Government Securities Fund, Class R-6	2,412,772	35,492	5.0

Total investment securities (cost: $659,640,000)		709,837	100.0
Other assets less liabilities		(512)	-

Net assets		$709,325	100.0%

See Notes to Financial Statements

American Funds 2035 Target Date Retirement Fund
Investment portfolio, October 31, 2010

[begin pie chart]
Percent of net assets
Growth funds	40.0%
Growth-and-income funds	40.0
Equity-income and Balanced funds	15.0
Bond funds	5.0

Designed for investors who plan to retire in or near 2035.
[end pie chart]

			Percent
		Value	of net
Fund investments	Shares	(000)	assets

Growth funds - 40.0%
AMCAP Fund, Class R-6	3,231,972	$57,271	7.0%
EuroPacific Growth Fund, Class R-6	792,432	32,553	4.0
The Growth Fund of America, Inc., Class R-6	1,960,756	57,038	7.0
The New Economy Fund, Class R-6	1,324,085	32,679	4.0
New Perspective Fund, Inc., Class R-6	2,056,474	57,108	7.0
New World Fund, Inc., Class R-6	596,462	32,662	4.0
SMALLCAP World Fund, Inc., Class R-6	1,538,498	57,263	7.0
		326,574	40.0

Growth-and-income funds - 40.0%
American Mutual Fund, Inc., Class R-6	2,343,904	57,168	7.0
Capital World Growth and Income Fund, Inc., Class R-6	1,385,677	48,970	6.0
Fundamental Investors, Class R-6	1,644,099	57,132	7.0
International Growth and Income Fund, Class R-6	1,048,243	32,663	4.0
The Investment Company of America, Class R-6	2,416,678	65,299	8.0
Washington Mutual Investors Fund, Class R-6	2,504,743	65,298	8.0
		326,530	40.0

Equity-income and Balanced funds - 15.0%
American Balanced Fund, Class R-6	2,345,543	40,813	5.0
Capital Income Builder, Class R-6	815,281	40,813	5.0
The Income Fund of America, Class R-6	2,481,000	40,812	5.0
		122,438	15.0

Bond funds - 5.0%
U.S. Government Securities Fund, Class R-6	2,775,914	40,834	5.0

Total investment securities (cost: $767,775,000)		816,376	100.0
Other assets less liabilities		(608)	-

Net assets		$815,768	100.0%

See Notes to Financial Statements

American Funds 2030 Target Date Retirement Fund
Investment portfolio, October 31, 2010

[begin pie chart]
Percent of net assets
Growth funds	40.0%
Growth-and-income funds	35.0
Equity-income and Balanced funds	20.0
Bond funds	5.0

Designed for investors who plan to retire in or near 2030.
[end pie chart]

			Percent
		Value	of net
Fund investments	Shares	(000)	assets

Growth funds - 40.0%
AMCAP Fund, Class R-6	4,989,532	$88,415	7.0%
EuroPacific Growth Fund, Class R-6	1,226,642	50,390	4.0
The Growth Fund of America, Inc., Class R-6	3,032,772	88,223	7.0
The New Economy Fund, Class R-6	2,041,956	50,396	4.0
New Perspective Fund, Inc., Class R-6	3,176,930	88,223	7.0
New World Fund, Inc., Class R-6	920,310	50,396	4.0
SMALLCAP World Fund, Inc., Class R-6	2,374,935	88,395	7.0
		504,438	40.0

Growth-and-income funds - 35.0%
American Mutual Fund, Inc., Class R-6	3,101,616	75,649	6.0
Capital World Growth and Income Fund, Inc., Class R-6	1,784,043	63,048	5.0
Fundamental Investors, Class R-6	2,176,933	75,649	6.0
International Growth and Income Fund, Class R-6	1,216,590	37,909	3.0
The Investment Company of America, Class R-6	3,266,446	88,259	7.0
Washington Mutual Investors Fund, Class R-6	3,869,211	100,870	8.0
		441,384	35.0

Equity-income and Balanced funds - 20.0%
American Balanced Fund, Class R-6	5,798,142	100,887	8.0
Capital Income Builder, Class R-6	1,511,501	75,666	6.0
The Income Fund of America, Class R-6	4,599,742	75,666	6.0
		252,219	20.0

Bond funds - 5.0%
U.S. Government Securities Fund, Class R-6	4,286,526	63,055	5.0

Total investment securities (cost: $1,180,702,000)		1,261,096	100.0
Other assets less liabilities		(900)	-

Net assets		$1,260,196	100.0%

See Notes to Financial Statements

American Funds 2025 Target Date Retirement Fund
Investment portfolio, October 31, 2010

[begin pie chart]
Percent of net assets
Growth funds	35.0%
Growth-and-income funds	35.0
Equity-income and Balanced funds	20.0
Bond funds	10.0

Designed for investors who plan to retire in or near 2025.
[end pie chart]

			Percent
		Value	of net
Fund investments	Shares	(000)	assets

Growth funds - 35.0%
AMCAP Fund, Class R-6	4,284,569	$75,923	6.0%
EuroPacific Growth Fund, Class R-6	1,232,748	50,641	4.0
The Growth Fund of America, Inc., Class R-6	2,603,051	75,723	6.0
The New Economy Fund, Class R-6	1,541,630	38,047	3.0
New Perspective Fund, Inc., Class R-6	3,192,532	88,657	7.0
New World Fund, Inc., Class R-6	692,227	37,906	3.0
SMALLCAP World Fund, Inc., Class R-6	2,042,054	76,005	6.0
		442,902	35.0

Growth-and-income funds - 35.0%
American Mutual Fund, Inc., Class R-6	3,111,589	75,892	6.0
Capital World Growth and Income Fund, Inc., Class R-6	1,794,264	63,409	5.0
Fundamental Investors, Class R-6	2,179,950	75,753	6.0
International Growth and Income Fund, Class R-6	1,224,395	38,152	3.0
The Investment Company of America, Class R-6	3,274,074	88,466	7.0
Washington Mutual Investors Fund, Class R-6	3,876,082	101,049	8.0
		442,721	35.0

Equity-income and Balanced funds - 20.0%
American Balanced Fund, Class R-6	5,816,988	101,216	8.0
Capital Income Builder, Class R-6	1,516,792	75,931	6.0
The Income Fund of America, Class R-6	4,612,192	75,870	6.0
		253,017	20.0

Bond funds - 10.0%
U.S. Government Securities Fund, Class R-6	8,606,378	126,600	10.0

Total investment securities (cost: $1,223,362,000)		1,265,240	100.0
Other assets less liabilities		(917)	-

Net assets		$1,264,323	100.0%

See Notes to Financial Statements

American Funds 2020 Target Date Retirement Fund
Investment portfolio, October 31, 2010

[begin pie chart]
Percent of net assets
Growth funds	20.2%
Growth-and-income funds	34.9
Equity-income and Balanced funds	19.9
Bond funds	25.0

Designed for investors who plan to retire in or near 2020.
[end pie chart]

			Percent
		Value	of net
Fund investments	Shares	(000)	assets

Growth funds - 20.2%
AMCAP Fund, Class R-6	3,502,056	$62,056	4.1%
EuroPacific Growth Fund, Class R-6	1,124,377	46,189	3.0
The Growth Fund of America, Inc., Class R-6	2,118,835	61,637	4.0
New Perspective Fund, Inc., Class R-6	2,785,047	77,341	5.1
New World Fund, Inc., Class R-6	283,758	15,539	1.0
SMALLCAP World Fund, Inc., Class R-6	1,255,153	46,717	3.0
		309,479	20.2

Growth-and-income funds - 34.9%
American Mutual Fund, Inc., Class R-6	3,742,973	91,291	6.0
Capital World Growth and Income Fund, Inc., Class R-6	2,177,174	76,941	5.0
Fundamental Investors, Class R-6	2,640,022	91,741	6.0
International Growth and Income Fund, Class R-6	1,500,078	46,742	3.0
The Investment Company of America, Class R-6	3,984,270	107,655	7.0
Washington Mutual Investors Fund, Class R-6	4,677,507	121,943	7.9
		536,313	34.9

Equity-income and Balanced funds - 19.9%
American Balanced Fund, Class R-6	7,032,450	122,365	7.9
Capital Income Builder, Class R-6	1,836,693	91,945	6.0
The Income Fund of America, Class R-6	5,576,300	91,730	6.0
		306,040	19.9

Bond funds - 25.0%
The Bond Fund of America, Inc., Class R-6	6,126,925	76,525	5.0
Capital World Bond Fund, Inc., Class R-6	3,595,424	76,583	5.0
Intermediate Bond Fund of America, Class R-6	5,594,375	76,587	5.0
U.S. Government Securities Fund, Class R-6	10,425,516	153,359	10.0
		383,054	25.0

Total investment securities (cost: $1,519,206,000)		1,534,886	100.0
Other assets less liabilities		(1,035)	-

Net assets		$1,533,851	100.0%

See Notes to Financial Statements

American Funds 2015 Target Date Retirement Fund
Investment portfolio, October 31, 2010

[begin pie chart]
Percent of net assets
Growth funds	15.2%
Growth-and-income funds	30.0
Equity-income and Balanced funds	19.9
Bond funds	34.9

Designed for investors who plan to retire in or near 2015.
[end pie chart]

			Percent
		Value	of net
Fund investments	Shares	(000)	assets

Growth funds - 15.2%
AMCAP Fund, Class R-6	2,807,014	$49,740	4.1%
EuroPacific Growth Fund, Class R-6	901,068	37,016	3.0
The Growth Fund of America, Inc., Class R-6	1,270,551	36,960	3.0
New Perspective Fund, Inc., Class R-6	2,224,306	61,769	5.1
		185,485	15.2

Growth-and-income funds - 30.0%
American Mutual Fund, Inc., Class R-6	2,977,838	72,629	5.9
Capital World Growth and Income Fund, Inc., Class R-6	1,747,468	61,756	5.1
Fundamental Investors, Class R-6	1,759,538	61,144	5.0
International Growth and Income Fund, Class R-6	801,513	24,975	2.0
The Investment Company of America, Class R-6	2,735,998	73,927	6.0
Washington Mutual Investors Fund, Class R-6	2,790,808	72,756	6.0
		367,187	30.0

Equity-income and Balanced funds - 19.9%
American Balanced Fund, Class R-6	5,600,000	97,440	8.0
Capital Income Builder, Class R-6	1,457,712	72,973	5.9
The Income Fund of America, Class R-6	4,436,190	72,975	6.0
		243,388	19.9

Bond funds - 34.9%
The Bond Fund of America, Inc., Class R-6	9,765,423	121,970	9.9
Capital World Bond Fund, Inc., Class R-6	2,858,007	60,876	5.0
Intermediate Bond Fund of America, Class R-6	8,910,238	121,982	10.0
U.S. Government Securities Fund, Class R-6	8,295,286	122,024	10.0
		426,852	34.9

Total investment securities (cost: $1,224,650,000)		1,222,912	100.0
Other assets less liabilities		(705)	-

Net assets		$1,222,207	100.0%

See Notes to Financial Statements

American Funds 2010 Target Date Retirement Fund
Investment portfolio, October 31, 2010

[begin pie chart]
Percent of net assets
Growth funds	5.0%
Growth-and-income funds	25.0
Equity-income and Balanced funds	25.0
Bond funds	45.0

Designed for investors who plan to retire in or near 2010.
[end pie chart]

			Percent
		Value	of net
Fund investments	Shares	(000)	assets

Growth funds - 5.0%
AMCAP Fund, Class R-6	984,759	$17,450	2.0%
The Growth Fund of America, Inc., Class R-6	300,544	8,743	1.0
New Perspective Fund, Inc., Class R-6	629,171	17,472	2.0
		43,665	5.0

Growth-and-income funds - 25.0%
American Mutual Fund, Inc., Class R-6	2,144,585	52,307	6.0
Capital World Growth and Income Fund, Inc., Class R-6	987,556	34,900	4.0
Fundamental Investors, Class R-6	1,002,973	34,853	4.0
International Growth and Income Fund, Class R-6	280,766	8,749	1.0
The Investment Company of America, Class R-6	1,612,259	43,563	5.0
Washington Mutual Investors Fund, Class R-6	1,671,032	43,564	5.0
		217,936	25.0

Equity-income and Balanced funds - 25.0%
American Balanced Fund, Class R-6	3,506,117	61,006	7.0
Capital Income Builder, Class R-6	1,565,036	78,346	9.0
The Income Fund of America, Class R-6	4,771,125	78,485	9.0
		217,837	25.0

Bond funds - 45.0%
American High-Income Trust, Class R-6	3,860,791	43,781	5.0
The Bond Fund of America, Inc., Class R-6	6,964,466	86,986	10.0
Capital World Bond Fund, Inc., Class R-6	2,037,535	43,400	5.0
Intermediate Bond Fund of America, Class R-6	9,568,541	130,993	15.0
U.S. Government Securities Fund, Class R-6	5,913,192	86,983	10.0
		392,143	45.0

Total investment securities (cost: $889,176,000)		871,581	100.0
Other assets less liabilities		(602)	-

Net assets		$870,979	100.0%

See Notes to Financial Statements

Financial statements

Statements of assets and liabilities							(dollars and shares in thousands, except per-share amounts)
at October 31, 2010
	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	2010 Fund

Assets:
Investment securities, at value	$14,426	$350,908	$338,542	$709,837	$816,376	$1,261,096	$1,265,240	$1,534,886	$1,222,912	$871,581
Receivables for:
Sales of investments	-	-	-	-	-	-	201	-	-	-
Sales of fund's shares	53	694	778	1,857	1,874	2,736	1,656	1,986	1,265	879
Dividends	_*	2	2	4	5	8	15	71	99	97
Reimbursements from related parties	5	-	-	-	-	-	-	-	-	-
Total assets	14,484	351,604	339,322	711,698	818,255	1,263,840	1,267,112	1,536,943	1,224,276	872,557

Liabilities:
Payables for:
Purchases of investments	20	72	261	1,110	270	2,035	-	182	281	99
Repurchases of fund's shares	42	615	503	722	1,582	652	1,824	1,774	866	883
Services provided by related parties	7	258	254	518	610	923	930	1,095	886	567
Directors' deferred compensation	_*	1	1	3	3	5	6	8	7	6
Other	8	15	15	20	22	29	29	33	29	23
Total liabilities	77	961	1,034	2,373	2,487	3,644	2,789	3,092	2,069	1,578
Net assets at October 31, 2010	$14,407	$350,643	$338,288	$709,325	$815,768	$1,260,196	$1,264,323	$1,533,851	$1,222,207	$870,979

Net assets consist of:
Capital paid in on shares of capital stock	$13,453	$323,812	$304,901	$651,177	$755,859	$1,168,308	$1,202,905	$1,482,441	$1,190,958	$865,807
Undistributed net investment income	61	2,421	2,221	4,830	5,904	9,576	10,701	19,067	17,358	16,887
Undistributed net realized gain	106	5,170	3,856	3,121	5,404	1,918	8,839	16,663	15,629	5,880
Net unrealized appreciation (depreciation)	787	19,240	27,310	50,197	48,601	80,394	41,878	15,680	(1,738)	(17,595)
Net assets at October 31, 2010	$14,407	$350,643	$338,288	$709,325	$815,768	$1,260,196	$1,264,323	$1,533,851	$1,222,207	$870,979

Investment securities, at cost	$13,639	$331,668	$311,232	$659,640	$767,775	$1,180,702	$1,223,362	$1,519,206	$1,224,650	$889,176

Total authorized capital stock - 1,000,000 shares per fund, $0.001 par value
Class A:
Net assets	$5,507	$132,836	$113,675	$237,418	$287,023	$407,921	$452,498	$556,079	$485,697	$427,948
Shares outstanding	495	14,545	12,264	25,731	31,210	44,289	49,799	60,809	52,147	45,870
Net asset value per share	$11.12	$9.13	$9.27	$9.23	$9.20	$9.21	$9.09	$9.14	$9.31	$9.33
Class R-1:
Net assets	$17	$2,653	$3,407	$7,287	$7,388	$13,844	$9,379	$11,541	$11,070	$2,930
Shares outstanding	2	295	373	802	817	1,522	1,046	1,281	1,208	316
Net asset value per share	$11.05	$9.00	$9.13	$9.08	$9.04	$9.10	$8.97	$9.01	$9.16	$9.26
Class R-2:
Net assets	$2,466	$94,183	$94,602	$174,516	$216,478	$308,636	$310,827	$320,330	$248,274	$125,921
Shares outstanding	223	10,460	10,369	19,207	23,891	34,019	34,736	35,525	27,052	13,672
Net asset value per share	$11.06	$9.00	$9.12	$9.09	$9.06	$9.07	$8.95	$9.02	$9.18	$9.21
Class R-3:
Net assets	$3,126	$71,732	$75,383	$155,028	$173,728	$287,041	$283,026	$352,945	$287,863	$163,606
Shares outstanding	282	7,913	8,194	16,912	19,017	31,380	31,362	38,843	31,108	17,640
Net asset value per share	$11.09	$9.06	$9.20	$9.17	$9.14	$9.15	$9.02	$9.09	$9.25	$9.27
Class R-4:
Net assets	$873	$33,539	$30,605	$84,031	$81,769	$148,399	$144,150	$201,854	$137,314	$98,544
Shares outstanding	79	3,674	3,303	9,111	8,895	16,118	15,871	22,077	14,745	10,562
Net asset value per share	$11.11	$9.13	$9.27	$9.22	$9.19	$9.21	$9.08	$9.14	$9.31	$9.33
Class R-5:
Net assets	$2,311	$12,021	$15,802	$41,033	$39,971	$74,589	$49,240	$63,932	$35,822	$37,997
Shares outstanding	207	1,309	1,695	4,423	4,323	8,054	5,391	6,953	3,826	4,051
Net asset value per share	$11.14	$9.18	$9.32	$9.28	$9.25	$9.26	$9.13	$9.19	$9.36	$9.38
Class R-6:
Net assets	$107	$3,679	$4,814	$10,012	$9,411	$19,766	$15,203	$27,170	$16,167	$14,033
Shares outstanding	10	402	518	1,082	1,021	2,141	1,668	2,962	1,731	1,499
Net asset value per share	$11.14	$9.16	$9.29	$9.25	$9.22	$9.23	$9.11	$9.17	$9.34	$9.36

(*)Amount less than one thousand.

See Notes to Financial Statements

Statements of operations									(dollars in thousands)
for the year ended October 31, 2010
	2055 Fund (1)	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	2010 Fund

Investment income:
Income:
Dividends	$88	$6,187	$5,703	$11,908	$14,541	$22,739	$24,071	$34,945	$30,361	$26,313
Interest	_ 2	7	3	12	2	15	17	15	9	13
	88	6,194	5,706	11,920	14,543	22,754	24,088	34,960	30,370	26,326

Fees and expenses(3):
Investment advisory services	5	295	272	570	669	1,034	1,043	1,288	1,047	764
Distribution services	16	1,228	1,156	2,311	2,768	4,200	4,238	5,041	4,141	2,706
Transfer agent services	1	42	35	72	90	129	143	179	162	139
Administrative services	7	542	506	985	1,167	1,720	1,752	2,053	1,673	1,109
Reports to shareholders	_ 2	18	15	33	38	59	59	73	59	43
Registration statement and prospectus	3	60	56	118	143	224	228	280	231	169
Directors' compensation	_ 2	2	2	5	6	9	9	11	9	7
Auditing and legal	_ 2	5	5	10	12	18	18	22	18	13
Custodian	18	26	26	26	26	26	26	26	26	27
State and local taxes	1	1	1	1	2	2	2	2	2	2
Other	3	24	22	40	47	68	70	86	72	56
Total fees and expenses before reimbursements/waivers	54	2,243	2,096	4,171	4,968	7,489	7,588	9,061	7,440	5,035
Less reimbursements/waivers of fees and expenses:
Investment advisory services	5	295	272	570	669	1,034	1,043	1,288	1,047	764
Administrative services	_ 2	23	23	9	6	10	7	9	8	3
Other	22	16	16	34	45	69	74	91	78	60
Total fees and expenses after reimbursements/waivers	27	1,909	1,785	3,558	4,248	6,376	6,464	7,673	6,307	4,208
Net investment income	61	4,285	3,921	8,362	10,295	16,378	17,624	27,287	24,063	22,118

Net realized gain and unrealized appreciation on investments:
Net realized gain on sale of investments	106	5,181	3,857	3,140	5,435	1,987	8,845	16,663	15,704	6,163
Capital gain distributions received	-	162	150	308	334	417	611	605	550	215
Net realized gain	106	5,343	4,007	3,448	5,769	2,404	9,456	17,268	16,254	6,378
Net unrealized appreciation on investments	787	32,281	31,762	70,835	81,290	130,513	119,324	121,121	87,193	65,073
Net realized gain and unrealized appreciation on investments	893	37,624	35,769	74,283	87,059	132,917	128,780	138,389	103,447	71,451
Net increase in net assets resulting from operations	$954	$41,909	$39,690	$82,645	$97,354	$149,295	$146,404	$165,676	$127,510	$93,569

(1) For the period February 1, 2010, commencement of operations, through October 31, 2010.
(2)Amount less than one thousand.
(3)Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund
Period ended October 31, 2010 (1)	Year ended October 31, 2010	Year ended October 31, 2009	Year ended October 31, 2010	Year ended October 31, 2009	Year ended October 31, 2010	Year ended October 31, 2009	Year ended October 31, 2010	Year ended October 31, 2009

Operations:
Net investment income	$61	$4,285	$3,083	$3,921	$2,664	$8,362	$5,795	$10,295	$7,455
Net realized gain	106	5,343	2,094	4,007	851	3,448	1,973	5,769	2,593
Net unrealized appreciation on investments	787	32,281	30,781	31,762	30,015	70,835	60,487	81,290	74,890
Net increase in net assets resulting from operations	954	41,909	35,958	39,690	33,530	82,645	68,255	97,354	84,938

Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class A	-	(1,628)	(882)	(1,308)	(633)	(2,744)	(1,495)	(3,668)	(2,131)
Class R-1	-	(24)	(23)	(36)	(9)	(56)	(31)	(68)	(23)
Class R-2	-	(785)	(387)	(730)	(355)	(1,437)	(750)	(1,911)	(975)
Class R-3	-	(904)	(528)	(848)	(408)	(1,677)	(954)	(2,048)	(1,137)
Class R-4	-	(350)	(158)	(318)	(145)	(866)	(359)	(913)	(497)
Class R-5	-	(178)	(68)	(251)	(116)	(511)	(271)	(619)	(313)
Class R-6 (2)	-	(12)	-	(3)	-	(50)	-	(5)	-
Total dividends from net investment income	-	(3,881)	(2,046)	(3,494)	(1,666)	(7,341)	(3,860)	(9,232)	(5,076)
Distributions from net realized gain:
Short-term net realized gains:
Class A	-	(379)	(43)	-	(9)	-	(31)	(49)	-
Class R-1	-	(8)	(1)	-	-	3	-	(1)	(1)	-
Class R-2	-	(271)	(28)	-	(7)	-	(21)	(37)	-
Class R-3	-	(250)	(29)	-	(7)	-	(23)	(32)	-
Class R-4	-	(83)	(8)	-	(2)	-	(8)	(12)	-
Class R-5	-	(37)	(3)	-	(1)	-	(5)	(7)	-
Class R-6 (2)	-	(3)	-	-	-	-	-	-	3	-
Long-term net realized gains:
Class A	-	(390)	(1,198)	(280)	(672)	(652)	(1,685)	(871)	(2,617)
Class R-1	-	(9)	(38)	(10)	(14)	(19)	(47)	(21)	(40)
Class R-2	-	(278)	(780)	(228)	(509)	(506)	(1,187)	(660)	(1,717)
Class R-3	-	(258)	(816)	(213)	(500)	(479)	(1,274)	(577)	(1,665)
Class R-4	-	(85)	(217)	(69)	(157)	(208)	(409)	(222)	(623)
Class R-5	-	(39)	(85)	(48)	(111)	(111)	(279)	(134)	(354)
Class R-6 (2)	-	(3)	-	(1)	-	(11)	-	(1)	-
Total distributions from net realized gain	-	(2,093)	(3,246)	(849)	(1,989)	(1,986)	(4,970)	(2,624)	(7,016)
Total dividends and distributions paid to shareholders	-	(5,974)	(5,292)	(4,343)	(3,655)	(9,327)	(8,830)	(11,856)	(12,092)

Net capital share transactions	13,453	84,040	102,080	93,887	97,401	201,218	186,957	200,955	211,039

Total increase in net assets	14,407	119,975	132,746	129,234	127,276	274,536	246,382	286,453	283,885

Net assets:
Beginning of period	-	230,668	97,922	209,054	81,778	434,789	188,407	529,315	245,430
End of period	$14,407	$350,643	$230,668	$338,288	$209,054	$709,325	$434,789	$815,768	$529,315

Undistributed net investment income	$61	$2,421	$1,859	$2,221	$1,647	$4,830	$3,513	$5,904	$4,509

(1) For the period February 1, 2010, commencement of operations, through October 31, 2010.
(2) Class R-6 was offered beginning May 1, 2009.
(3) Amount less than one thousand.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
2030 Fund	2025 Fund	2020 Fund	2015 Fund	2010 Fund
Year ended October 31, 2010	Year ended October 31, 2009	Year ended October 31, 2010	Year ended October 31, 2009	Year ended October 31, 2010	Year ended October 31, 2009	Year ended October 31, 2010	Year ended October 31, 2009	Year ended October 31, 2010	Year ended October 31, 2009

Operations:
Net investment income	$16,378	$11,593	$17,624	$13,390	$27,287	$18,463	$24,063	$18,291	$22,118	$16,102
Net realized gain	2,404	3,750	9,456	4,745	17,268	5,490	16,254	5,009	6,378	1,450
Net unrealized appreciation on investments	130,513	108,493	119,324	109,266	121,121	121,944	87,193	96,027	65,073	66,966
Net increase in net assets resulting from operations	149,295	123,836	146,404	127,401	165,676	145,897	127,510	119,327	93,569	84,518

Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class A	(5,258)	(3,183)	(6,130)	(3,927)	(8,217)	(5,620)	(8,617)	(6,472)	(8,009)	(6,271)
Class R-1	(127)	(55)	(98)	(34)	(124)	(73)	(158)	(64)	(50)	(21)
Class R-2	(2,753)	(1,455)	(3,088)	(1,717)	(3,533)	(2,171)	(3,243)	(2,041)	(2,028)	(1,561)
Class R-3	(3,306)	(1,939)	(3,615)	(2,236)	(4,913)	(3,246)	(4,564)	(3,144)	(3,350)	(2,660)
Class R-4	(1,797)	(878)	(1,844)	(1,194)	(2,782)	(1,478)	(2,072)	(1,321)	(1,956)	(1,352)
Class R-5	(783)	(461)	(916)	(505)	(977)	(694)	(870)	(620)	(893)	(844)
Class R-6 (2)	(172)	-	(25)	-	(200)	-	(36)	-	(145)	-
Total dividends from net investment income	(14,196)	(7,971)	(15,716)	(9,613)	(20,746)	(13,282)	(19,560)	(13,662)	(16,431)	(12,709)
Distributions from net realized gain:
Short-term net realized gains:
Class A	-	(62)	(153)	(72)	-	-	(306)	(124)	-	-
Class R-1	-	(1)	(3)	(1)	-	-	(7)	(2)	-	-
Class R-2	-	(40)	(108)	(43)	-	-	(150)	(49)	-	-
Class R-3	-	(44)	(106)	(48)	-	-	(184)	(66)	-	-
Class R-4	-	(17)	(47)	(22)	-	-	(74)	(25)	-	-
Class R-5	-	(8)	(21)	(8)	-	-	(28)	(11)	-	-
Class R-6 (2)	-	-	-	3	-	-	-	(1)	-	-	-
Long-term net realized gains:
Class A	(1,245)	(3,632)	(1,494)	(4,701)	(1,953)	(6,241)	(1,747)	(5,637)	(771)	(4,963)
Class R-1	(42)	(91)	(32)	(58)	(40)	(102)	(39)	(65)	(6)	(24)
Class R-2	(937)	(2,307)	(1,051)	(2,803)	(1,138)	(3,190)	(856)	(2,205)	(255)	(1,533)
Class R-3	(924)	(2,584)	(1,031)	(3,095)	(1,347)	(4,122)	(1,051)	(3,002)	(363)	(2,321)
Class R-4	(429)	(1,026)	(459)	(1,444)	(667)	(1,653)	(423)	(1,143)	(189)	(1,066)
Class R-5	(168)	(482)	(203)	(553)	(212)	(706)	(162)	(489)	(80)	(612)
Class R-6 (2)	(38)	-	(6)	-	(45)	-	(7)	-	(13)	-
Total distributions from net realized gain	(3,783)	(10,294)	(4,714)	(12,848)	(5,402)	(16,014)	(5,035)	(12,818)	(1,677)	(10,519)
Total dividends and distributions paid to shareholders	(17,979)	(18,265)	(20,430)	(22,461)	(26,148)	(29,296)	(24,595)	(26,480)	(18,108)	(23,228)

Net capital share transactions	322,990	333,072	296,645	309,317	366,065	362,801	251,257	279,201	154,550	179,640

Total increase in net assets	454,306	438,643	422,619	414,257	505,593	479,402	354,172	372,048	230,011	240,930

Net assets:
Beginning of period	805,890	367,247	841,704	427,447	1,028,258	548,856	868,035	495,987	640,968	400,038
End of period	$1,260,196	$805,890	$1,264,323	$841,704	$1,533,851	$1,028,258	$1,222,207	$868,035	$870,979	$640,968

Undistributed net investment income	$9,576	$6,963	$10,701	$8,163	$19,067	$11,865	$17,358	$12,312	$16,887	$10,995

(1) For the period February 1, 2010, commencement of operations, through October 31, 2010.
(2) Class R-6 was offered beginning May 1, 2009.
(3) Amount less than one thousand.

See Notes to Financial Statements

Notes to financial statements

1.	Organization

American Funds Target Date Retirement Series, Inc. (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The series consists of 10 funds (the “funds”) — American Funds 2055 Target Date Retirement Fund (“2055 Fund”), American Funds 2050 Target Date Retirement Fund (“2050 Fund”), American Funds 2045 Target Date Retirement Fund (“2045 Fund”), American Funds 2040 Target Date Retirement Fund (“2040 Fund”), American Funds 2035 Target Date Retirement Fund (“2035 Fund”), American Funds 2030 Target Date Retirement Fund (“2030 Fund”), American Funds 2025 Target Date Retirement Fund (“2025 Fund”), American Funds 2020 Target Date Retirement Fund (“2020 Fund”), American Funds 2015 Target Date Retirement Fund (“2015 Fund”) and American Funds 2010 Target Date Retirement Fund (“2010 Fund”).

On February 1, 2010, the series made the 10th fund, American Funds 2055 Target Date Retirement Fund (“2055 Fund”), available for purchase. Refer to the series’ prospectus for more details.

On November 24, 2009, shareholders approved a proposal to reorganize the series from a Maryland corporation to a Delaware statutory trust. The reorganization is expected to be completed on January 1, 2011; however, the series reserves the right to delay the implementation. Shareholders also approved amendments to the series’ Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the funds.

Each fund in the series is designed for investors who plan to retire in, or close to, the year designated in the fund’s name. Depending on its proximity to its target date, each fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. As each fund approaches and passes its target date, it will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in bond, equity-income and balanced funds. Each fund will attempt to achieve its investment objectives by investing in a mix of American Funds (the “underlying funds”) in different combinations and weightings. Capital Research and Management Company (“CRMC”) is the investment adviser of the underlying funds.

Each fund in the series has seven share classes consisting of one retail share class (Class A) and six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6). Class A shares are subject to an initial sales charge of up to 5.75%. The six retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The funds follow the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the funds as of the date the trades are executed. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Fees and expenses – The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the Financial Highlights table on pages 40 to 48.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

3.	Valuation

Security valuation – The net asset value of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. Generally, the funds and the underlying funds determine their net asset values as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Classifications –   The funds classify their assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the funds’ determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. At October 31, 2010, all of the investment securities for each fund were classified as Level 1.

4.	Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in each fund are subject to risks related to its allocation strategy. For investors who are close to, or in retirement, each fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk a fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

The success of each fund will be impacted by the results of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds.

Market conditions — The prices of, and income generated by, the common stocks, bonds and other securities held by the underlying funds may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the underlying funds.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. These risks will be more significant for a fund in the years preceding its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in stocks.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher rated debt securities. The market prices of these securities may fluctuate more than the prices of higher quality securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality higher yielding debt securities sometimes referred to as “junk bonds.” As a result, the value of the underlying funds may be similarly affected.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S. These risks may be heightened in connection with investments in developing countries.

Management — The investment adviser to the funds and the underlying funds actively manages the fund’s investments. Consequently, the fund and the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2010, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

The series, except for Fund 2055, is not subject to examination by U.S. federal tax authorities or state tax authorities for tax years before 2007. Fund 2055 commenced operations on February 1, 2010; therefore, the fund's only tax year, 2010, remains open for U.S. federal and state tax authorities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and deferred expenses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Dividends from net investment income and distributions from short-term net realized gains shown on the accompanying financial statements are considered ordinary income distributions for tax purposes. Distributions from long-term net realized gains on the accompanying financial statements are considered long-term capital gain distributions for tax purposes.

As of October 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

	2055 Fund*	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	2010 Fund
Undistributed ordinary income	$168	$2,850	$3,814	$5,250	$9,093	$9,578	$16,190	$26,685	$31,198	$22,564
Undistributed long-term capital gain	-	4,750	2,264	2,705	2,216	1,924	3,353	9,113	1,811	563
Gross unrealized appreciation on investment securities	787	19,807	27,310	50,194	52,006	82,587	46,563	37,443	29,482	20,510
Gross unrealized depreciation on investment securities	-	(576)	-	-	(3,405)	(2,200)	(4,685)	(21,828)	(31,239)	(38,465)
Net unrealized appreciation (depreciation) on investment securities	787	19,231	27,310	50,194	48,601	80,387	41,878	15,615	(1,757)	(17,955)
Cost of investment securities	13,639	331,677	311,232	659,643	767,775	1,180,709	1,223,362	1,519,271	1,224,669	889,536
Reclassification to undistributed net investment income
!from undistributed net realized gain	-	165	150	308	334	446	647	676	552	218
Reclassification to capital paid in on shares of capital stock
!from undistributed net investment income	-	7	3	12	2	15	17	15	9	13

(*)For the period February 1, 2010, commencement of operations, through October 31, 2010.

6.	Fees and transactions with related parties

CRMC, the series’ investment adviser, also advises the underlying American Funds and is the parent company of American Funds Service Company® ("AFS"), the series’ transfer agent, and American Funds Distributors®, Inc. ("AFD"), the principal underwriter of the series’ shares.

Investment advisory services – The Investment Advisory and Service Agreement between CRMC and the series provides for monthly fees, accrued daily. These fees are based on an annual rate of 0.10% of daily net assets. CRMC is currently waiving these fees. Investment advisory services fees are presented gross of the waiver from CRMC.
CRMC receives fees from the underlying American Funds for investment advisory services. These fees are included in the net effective expense ratios that are provided as supplementary information in the Financial Highlights table on pages 40 to 48.

Other reimbursement – CRMC has agreed to reimburse a portion of the fees and expenses of the funds during their start-up period. This reimbursement may be adjusted or discontinued by CRMC at any time. Fees and expenses in the statements of operations are presented gross of the reimbursements from CRMC. The amounts reimbursed by CRMC are reflected as other reimbursements/waivers.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The series has adopted plans of distribution for all share classes, except Classes R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes for which a plan of distribution has been adopted may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-3	0.50	0.75
Class R-4	0.25	0.50

For Class A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2010, there were no unreimbursed expenses subject to reimbursement for Class A.

Transfer agent services — The series has a transfer agent agreement with AFS for Class A. Under this agreement, this share class compensates AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The series has an administrative services agreement with CRMC to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each share class, except Class R-6, pays CRMC an administrative services fee based on an annual rate of up to 0.10% (0.05% for Class R-5) on average daily net assets. The Class R-6 shares do not pay any administrative services fees.

The underlying funds also pay an administrative services fee of up to 0.05%. The aggregate administrative services fee paid to CRMC for each share class together with the underlying fund investments is up to 0.05% for Class R-6 shares, up to 0.10% for Class R-5 and up to 0.15% for all other share classes. These fees are included in the net effective expense ratios that are provided as supplementary information in the Financial Highlights table on pages 40 to 48.

Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the funds’ behalf for a portion of the transfer agent services fees for the retirement plan share classes.

Expenses under the agreements described on the previous page for the year ended October 31, 2010, were as follows (dollars in thousands):

			Administrative services
	Distribution services	Transfer agent servcies	CRMC administrative services		Transfer agent services		Transfer agent services reimbursement
2055 Fund (*)
Class A	$3	$1	$2		$-		$-
Class R-1	- †	Included in administrative services	-	†	-	†	- †
Class R-2	7		1		2		-
Class R-3	5		1		1		-
Class R-4	1		-	†	-	†	-
Class R-5	Not applicable		-	†	-	†	-
Class R-6	Not applicable		Not applicable		-	†	-
Total	$16	$1	$4		$3		$- †
2050 Fund
Class A	$226	$42	$111		$-		$-
Class R-1	21	Included in administrative services	2		2		(2)
Class R-2	577		75		188		(14)
Class R-3	341		67		63		(5)
Class R-4	63		24		4		(1)
Class R-5	Not applicable		5		1		(1)
Class R-6	Not applicable		Not applicable		-	†	- †
Total	$1,228	$42	$284		$258		$(23)
2045 Fund
Class A	$188	$35	$91		$-		$-
Class R-1	30	Included in administrative services	3		2		(2)
Class R-2	557		73		182		(14)
Class R-3	324		63		60		(5)
Class R-4	57		22		3		(1)
Class R-5	Not applicable		6		1		(1)
Class R-6	Not applicable		Not applicable		-	†	- †
Total	$1,156	$35	$258		$248		$(23)
2040 Fund
Class A	$381	$72	$189		$-		$-
Class R-1	56	Included in administrative services	5		4		(4)
Class R-2	1,066		139		323		- †
Class R-3	654		127		112		(3)
Class R-4	154		60		8		(2)
Class R-5	Not applicable		16		2		- †
Class R-6	Not applicable		Not applicable		-	†	- †
Total	$2,311	$72	$536		$449		$(9)
2035 Fund
Class A	$482	$90	$237		$-		$-
Class R-1	57	Included in administrative services	5		4		(4)
Class R-2	1,340		175		395		-
Class R-3	735		143		123		-
Class R-4	154		60		7		(1)
Class R-5	Not applicable		16		2		(1)
Class R-6	Not applicable		Not applicable		-	†	- †
Total	$2,768	$90	$636		$531		$(6)
2030 Fund
Class A	$692	$129	$340		$-		$-
Class R-1	110	Included in administrative services	10		8		(8)
Class R-2	1,896		247		525		-
Class R-3	1,212		236		197		-
Class R-4	290		112		13		(2)
Class R-5	Not applicable		27		4		- †
Class R-6	Not applicable		Not applicable		1		- †
Total	$4,200	$129	$972		$748		$(10)
2025 Fund
Class A	$757	$143	$375		$-		$-
Class R-1	77	Included in administrative services	7		5		(5)
Class R-2	1,927		251		545		-
Class R-3	1,192		232		191		-
Class R-4	285		110		12		(1)
Class R-5	Not applicable		20		3		(1)
Class R-6	Not applicable		Not applicable		1		- †
Total	$4,238	$143	$995		$757		$(7)
2020 Fund
Class A	$1,003	$179	$469		$-		$-
Class R-1	97	Included in administrative services	9		7		(7)
Class R-2	2,011		262		565		-
Class R-3	1,522		295		242		-
Class R-4	408		157		17		(2)
Class R-5	Not applicable		26		3		- †
Class R-6	Not applicable		Not applicable		1		- †
Total	$5,041	$179	$1,218		$835		$(9)
2015 Fund
Class A	$939	$162	$425		$-		$-
Class R-1	93	Included in administrative services	8		6		(6)
Class R-2	1,593		208		450		-
Class R-3	1,243		242		198		-
Class R-4	273		105		12		(1)
Class R-5	Not applicable		16		2		(1)
Class R-6	Not applicable		Not applicable		1		- †
Total	$4,141	$162	$1,004		$669		$(8)
2010 Fund
Class A	$841	$139	$365		$-		$-
Class R-1	26	Included in administrative services	2		2		(2)
Class R-2	855		111		244		-
Class R-3	777		151		126		-
Class R-4	207		80		9		(1)
Class R-5	Not applicable		16		2		- †
Class R-6	Not applicable		Not applicable		1		- †
Total	$2,706	$139	$725		$384		$(3)

(*)For the period February 1, 2010, commencement of operations, through October 31, 2010.
(†)Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 2007, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in shares of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected American Funds. Directors’ compensation on the accompanying financial statements includes current fees (either paid in cash or deferred) and the net increase in the value of the deferred amounts as follows:

		Increase
		in value
	Current fees	of deferred amounts
2055 Fund*	$22	$-
2050 Fund	2,353	117
2045 Fund	2,145	85
2040 Fund	4,475	197
2035 Fund	5,325	263
2030 Fund	8,186	391
2025 Fund	8,338	468
2020 Fund	10,283	616
2015 Fund	8,462	550
2010 Fund	6,205	477

* For the period February 1, 2010, commencement of operations, through October 31, 2010.

Affiliated officers and directors – Officers and certain directors of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the series.

7. Investment transactions

The funds made purchases and sales of investment securities during the year ended October 31, 2010, as follows (dollars in thousands):

	Purchases	Sales
2055 Fund*	$16,481	$2,949
2050 Fund	102,063	19,451
2045 Fund	105,310	11,583
2040 Fund	210,507	9,747
2035 Fund	216,443	16,501
2030 Fund	329,666	7,447
2025 Fund	324,382	29,565
2020 Fund	476,107	107,950
2015 Fund	386,058	134,528
2010 Fund	316,222	157,209

* For the period February 1, 2010, commencement of operations, through October 31, 2010.

8. Capital share transactions

Capital share transactions in the funds for the year ended October 31, 2010, were as follows (dollars and shares in thousands):

	2055 Fund (1)		2050 Fund		2045 Fund		2040 Fund		2035 Fund
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Share class
Class A
Sales(2)	$7,035	679	$61,875	7,290	$52,117	6,050	$100,416	11,704	$111,679	13,065
Reinvestments of dividends and distributions	-	-	2,388	281	1,581	183	3,385	395	4,570	535
Repurchases(2)	(1,879)	(184)	(28,522)	(3,374)	(20,721)	(2,410)	(33,255)	(3,892)	(45,379)	(5,326)
Total Class A transactions	5,156	495	35,741	4,197	32,977	3,823	70,546	8,207	70,870	8,274
Class R-1
Sales(2)	17	2	1,879	225	2,151	253	4,006	475	4,101	488
Reinvestments of dividends and distributions	-	-	41	5	46	5	75	9	90	11
Repurchases(2)	(1)	_ 3	(1,530)	(185)	(1,194)	(137)	(1,568)	(186)	(1,313)	(157)
Total Class R-1 transactions	16	2	390	45	1,003	121	2,513	298	2,878	342
Class R-2
Sales(2)	3,857	372	42,271	5,038	46,142	5,434	78,621	9,294	91,121	10,790
Reinvestments of dividends and distributions	-	-	1,334	158	958	112	1,943	229	2,607	308
Repurchases(2)	(1,520)	(149)	(19,064)	(2,263)	(17,982)	(2,121)	(34,249)	(4,045)	(38,857)	(4,581)
Total Class R-2 transactions	2,337	223	24,541	2,933	29,118	3,425	46,315	5,478	54,871	6,517
Class R-3
Sales(2)	4,716	451	40,471	4,798	39,853	4,664	75,343	8,826	77,066	9,046
Reinvestments of dividends and distributions	-	-	1,412	167	1,061	123	2,155	252	2,657	312
Repurchases(2)	(1,734)	(169)	(35,259)	(4,202)	(26,252)	(3,080)	(45,030)	(5,293)	(48,180)	(5,661)
Total Class R-3 transactions	2,982	282	6,624	763	14,662	1,707	32,468	3,785	31,543	3,697
Class R-4
Sales(2)	1,051	103	20,389	2,402	16,191	1,886	44,526	5,190	41,803	4,889
Reinvestments of dividends and distributions	-	-	518	61	387	45	1,074	125	1,147	134
Repurchases(2)	(247)	(24)	(9,249)	(1,093)	(6,601)	(768)	(14,991)	(1,751)	(16,408)	(1,911)
Total Class R-4 transactions	804	79	11,658	1,370	9,977	1,163	30,609	3,564	26,542	3,112
Class R-5
Sales(2)	2,118	213	5,944	700	8,006	937	21,945	2,569	16,468	1,934
Reinvestments of dividends and distributions	-	-	254	30	299	35	622	72	760	89
Repurchases(2)	(63)	(6)	(4,162)	(488)	(6,606)	(760)	(10,846)	(1,260)	(11,747)	(1,366)
Total Class R-5 transactions	2,055	207	2,036	242	1,699	212	11,721	1,381	5,481	657
Class R-6
Sales(2)	153	15	3,833	447	5,280	607	8,381	970	10,547	1,226
Reinvestments of dividends and distributions	-	-	18	2	4	1	61	7	6	1
Repurchases(2)	(50)	(5)	(801)	(94)	(833)	(96)	(1,396)	(163)	(1,783)	(210)
Total Class R-6 transactions	103	10	3,050	355	4,451	512	7,046	814	8,770	1,017

Total net increase	$13,453	1,298	$84,040	9,905	$93,887	10,963	$201,218	23,527	$200,955	23,616

	2030 Fund		2025 Fund		2020 Fund		2015 Fund		2010 Fund
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Share class
Class A
Sales(2)	$152,869	17,881	$171,334	20,214	$224,326	26,162	$192,742	21,962	$184,970	21,113
Reinvestments of dividends and distributions	6,485	759	7,744	917	10,123	1,190	10,603	1,220	8,637	997
Repurchases(2)	(62,773)	(7,348)	(67,379)	(7,989)	(103,344)	(12,079)	(119,303)	(13,637)	(97,596)	(11,094)
Total Class A transactions	96,581	11,292	111,699	13,142	131,105	15,273	84,042	9,545	96,011	11,016
Class R-1
Sales(2)	6,791	802	5,477	657	5,883	698	6,569	759	1,710	195
Reinvestments of dividends and distributions	168	19	133	16	163	20	204	24	56	6
Repurchases(2)	(3,269)	(386)	(2,137)	(258)	(2,898)	(343)	(3,380)	(393)	(1,425)	(162)
Total Class R-1 transactions	3,690	435	3,473	415	3,148	375	3,393	390	341	39
Class R-2
Sales(2)	126,382	14,956	123,217	14,734	133,690	15,765	108,204	12,484	60,744	6,985
Reinvestments of dividends and distributions	3,690	436	4,246	508	4,670	553	4,248	494	2,283	265
Repurchases(2)	(50,872)	(6,007)	(51,416)	(6,143)	(61,535)	(7,259)	(53,560)	(6,186)	(46,347)	(5,323)
Total Class R-2 transactions	79,200	9,385	76,047	9,099	76,825	9,059	58,892	6,792	16,680	1,927
Class R-3
Sales(2)	128,517	15,051	123,949	14,722	160,749	18,859	118,623	13,615	85,899	9,818
Reinvestments of dividends and distributions	4,230	497	4,752	566	6,260	738	5,799	670	3,713	430
Repurchases(2)	(73,246)	(8,631)	(79,113)	(9,424)	(100,932)	(11,846)	(76,442)	(8,780)	(79,251)	(9,057)
Total Class R-3 transactions	59,501	6,917	49,588	5,864	66,077	7,751	47,980	5,505	10,361	1,191
Class R-4
Sales(2)	66,338	7,763	65,716	7,759	105,688	12,339	67,115	7,656	62,364	7,114
Reinvestments of dividends and distributions	2,226	261	2,350	279	3,449	405	2,569	296	2,145	248
Repurchases(2)	(27,532)	(3,220)	(29,479)	(3,488)	(55,294)	(6,439)	(27,382)	(3,122)	(47,452)	(5,419)
Total Class R-4 transactions	41,032	4,804	38,587	4,550	53,843	6,305	42,302	4,830	17,057	1,943
Class R-5
Sales(2)	43,187	5,042	20,704	2,451	38,362	4,479	18,296	2,075	28,264	3,202
Reinvestments of dividends and distributions	951	111	1,139	135	1,189	139	1,060	122	973	112
Repurchases(2)	(14,038)	(1,623)	(18,321)	(2,154)	(21,190)	(2,462)	(19,549)	(2,214)	(24,151)	(2,753)
Total Class R-5 transactions	30,100	3,530	3,522	432	18,361	2,156	(193)	(17)	5,086	561
Class R-6
Sales(2)	16,334	1,903	16,321	1,927	21,880	2,550	18,214	2,081	11,700	1,327
Reinvestments of dividends and distributions	210	25	31	4	245	29	44	5	158	19
Repurchases(2)	(3,658)	(428)	(2,623)	(307)	(5,419)	(629)	(3,417)	(389)	(2,844)	(320)
Total Class R-6 transactions	12,886	1,500	13,729	1,624	16,706	1,950	14,841	1,697	9,014	1,026

Total net increase	$322,990	37,863	$296,645	35,126	$366,065	42,869	$251,257	28,742	$154,550	17,703

See page 38 for footnotes.

Capital share transactions in the funds for the year ended October 31, 2009, were as follows (dollars and shares in thousands):

	2050 Fund		2045 Fund		2040 Fund		2035 Fund		2030 Fund
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Share class
Class A
Sales(2)	$45,160	6,526	$38,701	5,585	$71,754	10,344	$85,084	12,281	$126,609	18,169
Reinvestments of dividends and distributions	2,120	332	1,306	203	3,202	499	4,732	738	6,847	1,064
Repurchases(2)	(13,093)	(1,881)	(9,922)	(1,361)	(16,605)	(2,372)	(22,889)	(3,248)	(30,568)	(4,447)
Total Class A transactions	34,187	4,977	30,085	4,427	58,351	8,471	66,927	9,771	102,888	14,786
Class R-1
Sales(2)	2,005	296	1,317	185	2,451	354	2,211	316	5,326	758
Reinvestments of dividends and distributions	62	10	22	4	79	12	63	10	146	23
Repurchases(2)	(1,227)	(187)	(115)	(16)	(580)	(83)	(345)	(47)	(1,208)	(171)
Total Class R-1 transactions	840	119	1,224	173	1,950	283	1,929	279	4,264	610
Class R-2
Sales(2)	36,871	5,435	34,965	5,061	62,637	9,139	77,299	11,307	109,717	15,921
Reinvestments of dividends and distributions	1,194	188	870	136	1,955	306	2,692	421	3,801	594
Repurchases(2)	(10,815)	(1,587)	(8,119)	(1,156)	(13,626)	(1,966)	(17,830)	(2,572)	(23,328)	(3,385)
Total Class R-2 transactions	27,250	4,036	27,716	4,041	50,966	7,479	62,161	9,156	90,190	13,130
Class R-3
Sales(2)	41,285	5,965	31,071	4,488	57,157	8,396	63,755	9,313	104,109	15,199
Reinvestments of dividends and distributions	1,373	216	915	142	2,251	351	2,802	438	4,567	711
Repurchases(2)	(16,696)	(2,432)	(7,684)	(1,089)	(20,391)	(2,991)	(18,681)	(2,681)	(34,227)	(4,997)
Total Class R-3 transactions	25,962	3,749	24,302	3,541	39,017	5,756	47,876	7,070	74,449	10,913
Class R-4
Sales(2)	14,386	2,063	11,380	1,649	29,521	4,165	26,378	3,897	52,882	7,468
Reinvestments of dividends and distributions	382	60	304	47	776	121	1,119	175	1,921	298
Repurchases(2)	(5,811)	(817)	(3,239)	(451)	(6,249)	(880)	(8,518)	(1,211)	(12,257)	(1,731)
Total Class R-4 transactions	8,957	1,306	8,445	1,245	24,048	3,406	18,979	2,861	42,546	6,035
Class R-5
Sales(2)	8,473	1,226	7,511	1,090	15,807	2,302	17,521	2,572	22,917	3,316
Reinvestments of dividends and distributions	156	25	228	35	555	86	667	104	951	147
Repurchases(2)	(4,097)	(562)	(2,160)	(293)	(5,819)	(788)	(5,051)	(723)	(10,120)	(1,382)
Total Class R-5 transactions	4,532	689	5,579	832	10,543	1,600	13,137	1,953	13,748	2,081
Class R-6(4)
Sales(2)	465	60	50	6	2,179	279	34	4	5,327	683
Reinvestments of dividends and distributions	-	-	-	-	-	-	-	-	-	-
Repurchases(2)	(113)	(13)	-	-	(97)	(11)	(4)	-	(340)	(42)
Total Class R-6 transactions	352	47	50	6	2,082	268	30	4	4,987	641

Total net increase	$102,080	14,923	$97,401	14,265	$186,957	27,263	$211,039	31,094	$333,072	48,196

	2025 Fund		2020 Fund		2015 Fund		2010 Fund
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Share class
Class A
Sales(2)	$136,059	19,584	$168,201	23,469	$155,968	20,948	$140,735	18,701
Reinvestments of dividends and distributions	8,662	1,343	11,755	1,765	12,151	1,743	11,090	1,578
Repurchases(2)	(48,301)	(6,981)	(64,730)	(9,180)	(74,086)	(10,164)	(76,833)	(10,572)
Total Class A transactions	96,420	13,946	115,226	16,054	94,033	12,527	74,992	9,707
Class R-1
Sales(2)	3,892	570	4,666	664	4,776	638	1,600	213
Reinvestments of dividends and distributions	93	15	174	27	131	19	45	6
Repurchases(2)	(1,835)	(252)	(1,443)	(217)	(1,292)	(170)	(672)	(88)
Total Class R-1 transactions	2,150	333	3,397	474	3,615	487	973	131
Class R-2
Sales(2)	109,585	15,948	111,795	15,737	92,022	12,613	54,752	7,433
Reinvestments of dividends and distributions	4,561	711	5,349	807	4,292	620	3,074	439
Repurchases(2)	(26,567)	(3,835)	(33,378)	(4,706)	(28,104)	(3,918)	(26,988)	(3,691)
Total Class R-2 transactions	87,579	12,824	83,766	11,838	68,210	9,315	30,838	4,181
Class R-3
Sales(2)	100,334	14,560	128,256	18,182	116,456	15,891	84,251	11,483
Reinvestments of dividends and distributions	5,379	837	7,368	1,108	6,212	894	4,981	709
Repurchases(2)	(31,932)	(4,637)	(52,845)	(7,586)	(47,988)	(6,608)	(51,655)	(7,058)
Total Class R-3 transactions	73,781	10,760	82,779	11,704	74,680	10,177	37,577	5,134
Class R-4
Sales(2)	51,967	7,671	78,776	10,968	43,951	6,008	46,329	6,189
Reinvestments of dividends and distributions	2,660	412	3,131	470	2,489	357	2,418	344
Repurchases(2)	(22,554)	(3,322)	(22,730)	(3,176)	(17,465)	(2,381)	(22,393)	(3,066)
Total Class R-4 transactions	32,073	4,761	59,177	8,262	28,975	3,984	26,354	3,467
Class R-5
Sales(2)	22,653	3,269	24,903	3,512	16,814	2,311	17,884	2,397
Reinvestments of dividends and distributions	1,066	165	1,399	209	1,120	161	1,456	207
Repurchases(2)	(6,763)	(942)	(15,844)	(2,087)	(8,522)	(1,145)	(14,260)	(1,900)
Total Class R-5 transactions	16,956	2,492	10,458	1,634	9,412	1,327	5,080	704
Class R-6(4)
Sales(2)	361	44	8,299	1,050	347	43	3,974	490
Reinvestments of dividends and distributions	-	-	-	-	-	-	-	-
Repurchases(2)	(3)	-	(301)	(38)	(71)	(9)	(148)	(17)
Total Class R-6 transactions	358	44	7,998	1,012	276	34	3,826	473

Total net increase	$309,317	45,160	$362,801	50,978	$279,201	37,851	$179,640	23,797

(1) For the period February 1, 2010, commencement of operations, through October 31, 2010.
(2) Includes exchanges between share classes of the fund.
(3) Amount less than one thousand.
(4) Class R-6 was offered beginning May 1, 2009.

Financial highlights⁽¹⁾

		Income (loss) from investment operations⁽²⁾			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return⁽³⁾⁽⁴⁾	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimbursements/ waivers⁽⁵⁾		Ratio of expenses to average net assets after reimbursements/ waivers⁽⁴⁾⁽⁵⁾		Net effective expense ratio⁽⁶⁾		Ratio of net income to average net asets⁽⁴⁾

American Funds 2055 Target Date Retirement Fund
Class A:
10/31/10⁽⁷⁾	$10.00	$.11	$1.01	$1.12	$-	$-	$-	$11.12	11.20%	$5,507	.89	%⁽⁸⁾	.36	%⁽⁸⁾	.78	%⁽⁸⁾	1.37	%⁽⁸⁾
Class R-1:
10/31/10⁽⁷⁾	10.00	.04	1.01	1.05	-	-	-	11.05	10.50	17	1.83⁽⁸⁾		1.16⁽⁸⁾		1.58⁽⁸⁾		.58⁽⁸⁾
Class R-2:
10/31/10⁽⁷⁾	10.00	.05	1.01	1.06	-	-	-	11.06	10.60	2,466	1.68⁽⁸⁾		1.11⁽⁸⁾		1.53⁽⁸⁾		.60⁽⁸⁾
Class R-3:
10/31/10⁽⁷⁾	10.00	.07	1.02	1.09	-	-	-	11.09	10.90	3,126	1.45⁽⁸⁾		.74⁽⁸⁾		1.16⁽⁸⁾		.95⁽⁸⁾
Class R-4:
10/31/10⁽⁷⁾	10.00	.11	1.00	1.11	-	-	-	11.11	11.10	873	.89⁽⁸⁾		.42⁽⁸⁾		.84⁽⁸⁾		1.48⁽⁸⁾
Class R-5:
10/31/10⁽⁷⁾	10.00	.15	.99	1.14	-	-	-	11.14	11.40	2,311	.45⁽⁸⁾		.12⁽⁸⁾		.54⁽⁸⁾		1.93⁽⁸⁾
Class R-6:
10/31/10⁽⁷⁾	10.00	.13	1.01	1.14	-	-	-	11.14	11.40	107	.62⁽⁸⁾		.07⁽⁸⁾		.49⁽⁸⁾		1.66⁽⁸⁾

American Funds 2050 Target Date Retirement Fund
Class A:
10/31/10	$8.08	$.15	$1.12	$1.27	$(.15)	$(.07)	$(.22)	$9.13	15.86%	$132,836	.49%		.39%		.81%		1.71%
10/31/09	7.14	.16	1.12	1.28	(.14)	(.20)	(.34)	8.08	19.33	83,597	.47		.30		.75		2.34
10/31/08	11.42	.20	(4.33)	(4.13)	(.14)	(.01)	(.15)	7.14	(36.61)	38,350	.44		.25		.67		2.07
10/31/07⁽⁹⁾	10.00	.10	1.32	1.42	-	-	-	11.42	14.20	22,188	.79⁽⁸⁾		.35⁽⁸⁾		.77⁽⁸⁾		1.18⁽⁸⁾
Class R-1:
10/31/10	7.97	.09	1.10	1.19	(.09)	(.07)	(.16)	9.00	15.00	2,653	1.32		1.13		1.55		1.02
10/31/09	7.08	.11	1.10	1.21	(.12)	(.20)	(.32)	7.97	18.28	1,994	1.47		1.09		1.54		1.66
10/31/08	11.36	.09	(4.26)	(4.17)	(.10)	(.01)	(.11)	7.08	(37.07)	928	1.53		1.04		1.46		.95
10/31/07⁽⁹⁾	10.00	.03	1.33	1.36	-	-	-	11.36	13.60	174	1.95⁽⁸⁾		1.07⁽⁸⁾		1.49⁽⁸⁾		.42⁽⁸⁾
Class R-2:
10/31/10	7.98	.08	1.11	1.19	(.10)	(.07)	(.17)	9.00	15.03	94,183	1.24		1.11		1.53		.99
10/31/09	7.06	.10	1.12	1.22	(.10)	(.20)	(.30)	7.98	18.37	60,068	1.58		1.11		1.56		1.47
10/31/08	11.36	.11	(4.29)	(4.18)	(.11)	(.01)	(.12)	7.06	(37.15)	24,657	1.52		1.08		1.50		1.18
10/31/07⁽⁹⁾	10.00	.03	1.33	1.36	-	-	-	11.36	13.60	11,695	1.56⁽⁸⁾		1.08⁽⁸⁾		1.50⁽⁸⁾		.39⁽⁸⁾
Class R-3:
10/31/10	8.02	.12	1.11	1.23	(.12)	(.07)	(.19)	9.06	15.53	71,732	.84		.72		1.14		1.38
10/31/09	7.10	.14	1.11	1.25	(.13)	(.20)	(.33)	8.02	18.81	57,379	.96		.68		1.13		1.93
10/31/08	11.40	.14	(4.30)	(4.16)	(.13)	(.01)	(.14)	7.10	(36.90)	24,154	.94		.65		1.07		1.51
10/31/07⁽⁹⁾	10.00	.06	1.34	1.40	-	-	-	11.40	14.00	7,383	1.17⁽⁸⁾		.65⁽⁸⁾		1.07⁽⁸⁾		.79⁽⁸⁾
Class R-4:
10/31/10	8.07	.14	1.13	1.27	(.14)	(.07)	(.21)	9.13	15.97	33,539	.50		.39		.81		1.68
10/31/09	7.14	.15	1.12	1.27	(.14)	(.20)	(.34)	8.07	19.15	18,598	.57		.35		.80		2.20
10/31/08	11.43	.18	(4.31)	(4.13)	(.15)	(.01)	(.16)	7.14	(36.64)	7,121	.56		.30		.72		1.87
10/31/07⁽⁹⁾	10.00	.08	1.35	1.43	-	-	-	11.43	14.30	2,597	.88⁽⁸⁾		.32⁽⁸⁾		.74⁽⁸⁾		.94⁽⁸⁾
Class R-5:
10/31/10	8.11	.17	1.13	1.30	(.16)	(.07)	(.23)	9.18	16.25	12,021	.20		.09		.51		2.05
10/31/09	7.17	.17	1.13	1.30	(.16)	(.20)	(.36)	8.11	19.50	8,656	.25		.05		.50		2.42
10/31/08	11.45	.22	(4.33)	(4.11)	(.16)	(.01)	(.17)	7.17	(36.43)	2,712	.26		.02		.44		2.27
10/31/07⁽⁹⁾	10.00	.10	1.35	1.45	-	-	-	11.45	14.50	1,214	.41⁽⁸⁾		.02⁽⁸⁾		.44⁽⁸⁾		1.28⁽⁸⁾
Class R-6:
10/31/10	8.08	.15	1.16	1.31	(.16)	(.07)	(.23)	9.16	16.37	3,679	.14		.04		.46		1.77
10/31/09⁽¹⁰⁾	7.00	.04	1.04	1.08	-	-	-	8.08	15.43	376	.08		.01		.46		.50

American Funds 2045 Target Date Retirement Fund
Class A:
10/31/10	$8.16	$.15	$1.13	$1.28	$(.14)	$(.03)	$(.17)	$9.27	15.92%	$113,675	.49%		.39%		.81%		1.71%
10/31/09	7.15	.16	1.14	1.30	(.14)	(.15)	(.29)	8.16	19.28	68,878	.48		.31		.76		2.26
10/31/08	11.42	.19	(4.32)	(4.13)	(.14)	_⁽¹¹⁾	(.14)	7.15	(36.60)	28,693	.46		.26		.68		1.94
10/31/07⁽⁹⁾	10.00	.10	1.32	1.42	-	-	-	11.42	14.20	12,036	1.07⁽⁸⁾		.35⁽⁸⁾		.77⁽⁸⁾		1.18⁽⁸⁾
Class R-1:
10/31/10	8.07	.09	1.11	1.20	(.11)	(.03)	(.14)	9.13	15.05	3,407	1.31		1.13		1.55		1.01
10/31/09	7.08	.09	1.14	1.23	(.09)	(.15)	(.24)	8.07	18.33	2,037	1.50		1.10		1.55		1.29
10/31/08	11.36	.11	(4.29)	(4.18)	(.10)	_⁽¹¹⁾	(.10)	7.08	(37.10)	562	1.54		1.03		1.45		1.13
10/31/07⁽⁹⁾	10.00	.03	1.33	1.36	-	-	-	11.36	13.60	276	2.04⁽⁸⁾		1.07⁽⁸⁾		1.49⁽⁸⁾		.32⁽⁸⁾
Class R-2:
10/31/10	8.05	.08	1.12	1.20	(.10)	(.03)	(.13)	9.12	15.02	94,602	1.24		1.11		1.53		.98
10/31/09	7.07	.10	1.13	1.23	(.10)	(.15)	(.25)	8.05	18.39	55,895	1.63		1.11		1.56		1.44
10/31/08	11.36	.10	(4.28)	(4.18)	(.11)	_⁽¹¹⁾	(.11)	7.07	(37.14)	20,523	1.74		1.08		1.50		1.03
10/31/07⁽⁹⁾	10.00	.03	1.33	1.36	-	-	-	11.36	13.60	5,083	2.15⁽⁸⁾		1.08⁽⁸⁾		1.50⁽⁸⁾		.37⁽⁸⁾
Class R-3:
10/31/10	8.11	.12	1.12	1.24	(.12)	(.03)	(.15)	9.20	15.48	75,383	.84		.72		1.14		1.39
10/31/09	7.11	.13	1.14	1.27	(.12)	(.15)	(.27)	8.11	18.90	52,582	.98		.68		1.13		1.89
10/31/08	11.40	.15	(4.31)	(4.16)	(.13)	_⁽¹¹⁾	(.13)	7.11	(36.87)	20,938	.99		.65		1.07		1.57
10/31/07⁽⁹⁾	10.00	.03	1.37	1.40	-	-	-	11.40	14.00	6,894	1.37⁽⁸⁾		.65⁽⁸⁾		1.07⁽⁸⁾		.36⁽⁸⁾
Class R-4:
10/31/10	8.16	.15	1.13	1.28	(.14)	(.03)	(.17)	9.27	15.89	30,605	.50		.39		.81		1.69
10/31/09	7.14	.16	1.15	1.31	(.14)	(.15)	(.29)	8.16	19.42	17,458	.56		.33		.78		2.19
10/31/08	11.43	.16	(4.31)	(4.15)	(.14)	_⁽¹¹⁾	(.14)	7.14	(36.72)	6,394	.59		.32		.74		1.71
10/31/07⁽⁹⁾	10.00	.10	1.33	1.43	-	-	-	11.43	14.30	1,003	1.32⁽⁸⁾		.32⁽⁸⁾		.74⁽⁸⁾		1.18⁽⁸⁾
Class R-5:
10/31/10	8.20	.18	1.13	1.31	(.16)	(.03)	(.19)	9.32	16.17	15,802	.20		.09		.51		2.08
10/31/09	7.17	.18	1.15	1.33	(.15)	(.15)	(.30)	8.20	19.77	12,154	.24		.05		.50		2.47
10/31/08	11.45	.20	(4.33)	(4.13)	(.15)	_⁽¹¹⁾	(.15)	7.17	(36.51)	4,668	.24		.02		.44		2.12
10/31/07⁽⁹⁾	10.00	.10	1.35	1.45	-	-	-	11.45	14.50	1,444	.49⁽⁸⁾		.02⁽⁸⁾		.44⁽⁸⁾		1.18⁽⁸⁾
Class R-6:
10/31/10	8.17	.14	1.17	1.31	(.16)	(.03)	(.19)	9.29	16.18	4,814	.13		.04		.46		1.60
10/31/09⁽¹⁰⁾	7.07	.02	1.08	1.10	-	-	-	8.17	15.56	50	.14		.01		.46		.20

American Funds 2040 Target Date Retirement Fund
Class A:
10/31/10	$8.13	$.15	$1.14	$1.29	$(.15)	$(.04)	$(.19)	$9.23	15.94%	$237,418	.48%		.38%		.80%		1.71%
10/31/09	7.14	.17	1.14	1.31	(.15)	(.17)	(.32)	8.13	19.44	142,457	.45		.30		.75		2.32
10/31/08	11.42	.19	(4.32)	(4.13)	(.14)	(.01)	(.15)	7.14	(36.65)	64,679	.42		.26		.68		1.99
10/31/07⁽⁹⁾	10.00	.09	1.33	1.42	-	-	-	11.42	14.20	29,211	.72⁽⁸⁾		.35⁽⁸⁾		.77⁽⁸⁾		1.16⁽⁸⁾
Class R-1:
10/31/10	8.02	.08	1.12	1.20	(.10)	(.04)	(.14)	9.08	15.04	7,287	1.31		1.12		1.54		.96
10/31/09	7.07	.11	1.12	1.23	(.11)	(.17)	(.28)	8.02	18.38	4,044	1.40		1.09		1.54		1.54
10/31/08	11.36	.11	(4.28)	(4.17)	(.11)	(.01)	(.12)	7.07	(37.12)	1,565	1.39		1.03		1.45		1.12
10/31/07⁽⁹⁾	10.00	.03	1.33	1.36	-	-	-	11.36	13.60	583	1.59⁽⁸⁾		1.07⁽⁸⁾		1.49⁽⁸⁾		.33⁽⁸⁾
Class R-2:
10/31/10	8.02	.08	1.13	1.21	(.10)	(.04)	(.14)	9.09	15.01	174,516	1.21		1.11		1.53		.99
10/31/09	7.06	.10	1.13	1.23	(.10)	(.17)	(.27)	8.02	18.45	110,125	1.41		1.11		1.56		1.46
10/31/08	11.36	.10	(4.28)	(4.18)	(.11)	(.01)	(.12)	7.06	(37.17)	44,147	1.41		1.08		1.50		1.06
10/31/07⁽⁹⁾	10.00	.03	1.33	1.36	-	-	-	11.36	13.60	12,716	1.59⁽⁸⁾		1.08⁽⁸⁾		1.50⁽⁸⁾		.36⁽⁸⁾
Class R-3:
10/31/10	8.08	.12	1.13	1.25	(.12)	(.04)	(.16)	9.17	15.58	155,028	.82		.72		1.14		1.39
10/31/09	7.11	.14	1.12	1.26	(.12)	(.17)	(.29)	8.08	18.81	106,089	.89		.68		1.13		1.93
10/31/08	11.40	.14	(4.29)	(4.15)	(.13)	(.01)	(.14)	7.11	(36.85)	52,383	.85		.65		1.07		1.48
10/31/07⁽⁹⁾	10.00	.04	1.36	1.40	-	-	-	11.40	14.00	16,501	1.03⁽⁸⁾		.65⁽⁸⁾		1.07⁽⁸⁾		.54⁽⁸⁾
Class R-4:
10/31/10	8.12	.14	1.15	1.29	(.15)	(.04)	(.19)	9.22	15.94	84,031	.49		.38		.80		1.69
10/31/09	7.14	.16	1.13	1.29	(.14)	(.17)	(.31)	8.12	19.27	45,065	.53		.35		.80		2.18
10/31/08	11.43	.18	(4.32)	(4.14)	(.14)	(.01)	(.15)	7.14	(36.69)	15,292	.51		.30		.72		1.91
10/31/07⁽⁹⁾	10.00	.10	1.33	1.43	-	-	-	11.43	14.30	4,537	.72⁽⁸⁾		.32⁽⁸⁾		.74⁽⁸⁾		1.19⁽⁸⁾
Class R-5:
10/31/10	8.16	.17	1.15	1.32	(.16)	(.04)	(.20)	9.28	16.33	41,033	.20		.09		.51		1.99
10/31/09	7.17	.18	1.14	1.32	(.16)	(.17)	(.33)	8.16	19.61	24,830	.22		.05		.50		2.51
10/31/08	11.45	.20	(4.32)	(4.12)	(.15)	(.01)	(.16)	7.17	(36.47)	10,341	.19		.02		.44		2.13
10/31/07⁽⁹⁾	10.00	.11	1.34	1.45	-	-	-	11.45	14.50	3,119	.34⁽⁸⁾		.02⁽⁸⁾		.44⁽⁸⁾		1.31⁽⁸⁾
Class R-6:
10/31/10	8.13	.16	1.16	1.32	(.16)	(.04)	(.20)	9.25	16.32	10,012	.14		.04		.46		1.82
10/31/09⁽¹²⁾	7.62	.03	.48	.51	-	-	-	8.13	6.69	2,179	.05		.01		.46		.41

American Funds 2035 Target Date Retirement Fund
Class A:
10/31/10	$8.11	$.15	$1.13	$1.28	$(.15)	$(.04)	$(.19)	$9.20	15.83%	$287,023	.49%		.38%		.80%		1.79%
10/31/09	7.15	.17	1.12	1.29	(.15)	(.18)	(.33)	8.11	19.33	186,064	.44		.30		.75		2.37
10/31/08	11.42	.19	(4.32)	(4.13)	(.14)	_⁽¹¹⁾	(.14)	7.15	(36.58)	94,123	.40		.24		.66		2.01
10/31/07⁽⁹⁾	10.00	.09	1.33	1.42	-	-	-	11.42	14.20	44,324	.65⁽⁸⁾		.35⁽⁸⁾		.77⁽⁸⁾		1.15⁽⁸⁾
Class R-1:
10/31/10	8.01	.09	1.10	1.19	(.12)	(.04)	(.16)	9.04	14.92	7,388	1.30		1.12		1.54		1.05
10/31/09	7.07	.11	1.12	1.23	(.11)	(.18)	(.29)	8.01	18.45	3,805	1.36		1.07		1.52		1.49
10/31/08	11.36	.12	(4.29)	(4.17)	(.12)	_⁽¹¹⁾	(.12)	7.07	(37.07)	1,385	1.39		1.03		1.45		1.23
10/31/07⁽⁹⁾	10.00	.03	1.33	1.36	-	-	-	11.36	13.60	408	1.62⁽⁸⁾		1.07⁽⁸⁾		1.49⁽⁸⁾		.41⁽⁸⁾
Class R-2:
10/31/10	8.01	.09	1.10	1.19	(.10)	(.04)	(.14)	9.06	15.01	216,478	1.21		1.10		1.52		1.07
10/31/09	7.07	.11	1.11	1.22	(.10)	(.18)	(.28)	8.01	18.42	139,134	1.33		1.11		1.56		1.51
10/31/08	11.36	.10	(4.28)	(4.18)	(.11)	_⁽¹¹⁾	(.11)	7.07	(37.10)	58,095	1.30		1.08		1.50		1.08
10/31/07⁽⁹⁾	10.00	.03	1.33	1.36	-	-	-	11.36	13.60	19,489	1.43⁽⁸⁾		1.08⁽⁸⁾		1.50⁽⁸⁾		.40⁽⁸⁾
Class R-3:
10/31/10	8.06	.13	1.12	1.25	(.13)	(.04)	(.17)	9.14	15.48	173,728	.82		.71		1.13		1.48
10/31/09	7.11	.14	1.12	1.26	(.13)	(.18)	(.31)	8.06	18.85	123,546	.86		.68		1.13		1.97
10/31/08	11.40	.15	(4.31)	(4.16)	(.13)	_⁽¹¹⁾	(.13)	7.11	(36.86)	58,657	.83		.65		1.07		1.57
10/31/07⁽⁹⁾	10.00	.05	1.35	1.40	-	-	-	11.40	14.00	25,417	.93⁽⁸⁾		.65⁽⁸⁾		1.07⁽⁸⁾		.64⁽⁸⁾
Class R-4:
10/31/10	8.11	.15	1.12	1.27	(.15)	(.04)	(.19)	9.19	15.79	81,769	.49		.38		.80		1.77
10/31/09	7.14	.16	1.14	1.30	(.15)	(.18)	(.33)	8.11	19.45	46,878	.52		.35		.80		2.29
10/31/08	11.43	.18	(4.33)	(4.15)	(.14)	_⁽¹¹⁾	(.14)	7.14	(36.70)	20,881	.50		.31		.73		1.85
10/31/07⁽⁹⁾	10.00	.09	1.34	1.43	-	-	-	11.43	14.30	6,325	.65⁽⁸⁾		.32⁽⁸⁾		.74⁽⁸⁾		1.17⁽⁸⁾
Class R-5:
10/31/10	8.15	.18	1.13	1.31	(.17)	(.04)	(.21)	9.25	16.08	39,971	.19		.09		.51		2.12
10/31/09	7.17	.18	1.14	1.32	(.16)	(.18)	(.34)	8.15	19.80	29,859	.20		.05		.50		2.54
10/31/08	11.45	.20	(4.33)	(4.13)	(.15)	_⁽¹¹⁾	(.15)	7.17	(36.49)	12,289	.18		.02		.44		2.16
10/31/07⁽⁹⁾	10.00	.11	1.34	1.45	-	-	-	11.45	14.50	4,203	.27⁽⁸⁾		.02⁽⁸⁾		.44⁽⁸⁾		1.30⁽⁸⁾
Class R-6:
10/31/10	8.12	.14	1.16	1.30	(.16)	(.04)	(.20)	9.22	16.35	9,411	.13		.03		.45		1.65
10/31/09⁽¹⁰⁾	7.03	.03	1.06	1.09	-	-	-	8.12	15.36	29	.22		.01		.46		.32

American Funds 2030 Target Date Retirement Fund
Class A:
10/31/10	$8.12	$.16	$1.12	$1.28	$(.15)	$(.04)	$(.19)	$9.21	15.92%	$407,921	.48%		.38%		.79%		1.83%
10/31/09	7.16	.17	1.12	1.29	(.15)	(.18)	(.33)	8.12	19.24	268,081	.44		.30		.75		2.45
10/31/08	11.39	.20	(4.29)	(4.09)	(.14)	_⁽¹¹⁾	(.14)	7.16	(36.30)	130,458	.41		.26		.67		2.10
10/31/07⁽⁹⁾	10.00	.10	1.29	1.39	-	-	-	11.39	13.90	61,637	.61⁽⁸⁾		.35⁽⁸⁾		.77⁽⁸⁾		1.22⁽⁸⁾
Class R-1:
10/31/10	8.04	.09	1.12	1.21	(.11)	(.04)	(.15)	9.10	15.00	13,844	1.28		1.10		1.51		1.09
10/31/09	7.10	.11	1.12	1.23	(.11)	(.18)	(.29)	8.04	18.25	8,741	1.31		1.07		1.52		1.57
10/31/08	11.33	.13	(4.26)	(4.13)	(.10)	_⁽¹¹⁾	(.10)	7.10	(36.74)	3,384	1.27		1.02		1.43		1.36
10/31/07⁽⁹⁾	10.00	.03	1.30	1.33	-	-	-	11.33	13.30	1,973	1.38⁽⁸⁾		1.07⁽⁸⁾		1.49⁽⁸⁾		.39⁽⁸⁾
Class R-2:
10/31/10	8.02	.09	1.11	1.20	(.11)	(.04)	(.15)	9.07	14.98	308,636	1.19		1.09		1.50		1.12
10/31/09	7.08	.11	1.12	1.23	(.11)	(.18)	(.29)	8.02	18.38	197,529	1.28		1.11		1.56		1.57
10/31/08	11.33	.11	(4.24)	(4.13)	(.12)	_⁽¹¹⁾	(.12)	7.08	(36.84)	81,500	1.24		1.08		1.49		1.15
10/31/07⁽⁹⁾	10.00	.04	1.29	1.33	-	-	-	11.33	13.30	25,085	1.35⁽⁸⁾		1.08⁽⁸⁾		1.50⁽⁸⁾		.48⁽⁸⁾
Class R-3:
10/31/10	8.07	.13	1.12	1.25	(.13)	(.04)	(.17)	9.15	15.58	287,041	.82		.71		1.12		1.50
10/31/09	7.12	.14	1.12	1.26	(.13)	(.18)	(.31)	8.07	18.80	197,536	.84		.68		1.13		2.04
10/31/08	11.37	.16	(4.27)	(4.11)	(.14)	_⁽¹¹⁾	(.14)	7.12	(36.58)	96,539	.80		.65		1.06		1.63
10/31/07⁽⁹⁾	10.00	.06	1.31	1.37	-	-	-	11.37	13.70	34,337	.90⁽⁸⁾		.65⁽⁸⁾		1.07⁽⁸⁾		.73⁽⁸⁾
Class R-4:
10/31/10	8.12	.16	1.12	1.28	(.15)	(.04)	(.19)	9.21	15.90	148,399	.49		.38		.79		1.82
10/31/09	7.16	.17	1.12	1.29	(.15)	(.18)	(.33)	8.12	19.18	91,883	.50		.35		.80		2.33
10/31/08	11.40	.19	(4.28)	(4.09)	(.15)	_⁽¹¹⁾	(.15)	7.16	(36.34)	37,796	.48		.31		.72		2.00
10/31/07⁽⁹⁾	10.00	.10	1.30	1.40	-	-	-	11.40	14.00	12,677	.61⁽⁸⁾		.32⁽⁸⁾		.74⁽⁸⁾		1.24⁽⁸⁾
Class R-5:
10/31/10	8.16	.17	1.14	1.31	(.17)	(.04)	(.21)	9.26	16.18	74,589	.19		.08		.49		2.03
10/31/09	7.19	.19	1.13	1.32	(.17)	(.18)	(.35)	8.16	19.57	36,913	.20		.05		.50		2.66
10/31/08	11.42	.21	(4.28)	(4.07)	(.16)	_⁽¹¹⁾	(.16)	7.19	(36.13)	17,570	.18		.02		.43		2.20
10/31/07⁽⁹⁾	10.00	.11	1.31	1.42	-	-	-	11.42	14.20	5,261	.25⁽⁸⁾		.02⁽⁸⁾		.44⁽⁸⁾		1.42⁽⁸⁾
Class R-6:
10/31/10	8.13	.17	1.13	1.30	(.16)	(.04)	(.20)	9.23	16.17	19,766	.14		.03		.44		2.04
10/31/09⁽¹⁰⁾	7.05	.04	1.04	1.08	-	-	-	8.13	15.32	5,207	.05		.01		.46		.51

American Funds 2025 Target Date Retirement Fund
Class A:
10/31/10	$8.07	$.16	$1.06	$1.22	$(.16)	$(.04)	$(.20)	$9.09	15.22%	$452,498	.48%		.38%		.78%		1.93%
10/31/09	7.20	.18	1.05	1.23	(.16)	(.20)	(.36)	8.07	18.36	295,939	.45		.30		.73		2.55
10/31/08	11.37	.21	(4.24)	(4.03)	(.14)	_⁽¹¹⁾	(.14)	7.20	(35.82)	163,525	.40		.25		.66		2.19
10/31/07⁽⁹⁾	10.00	.10	1.27	1.37	-	-	-	11.37	13.70	86,450	.60⁽⁸⁾		.35⁽⁸⁾		.77⁽⁸⁾		1.26⁽⁸⁾
Class R-1:
10/31/10	7.99	.10	1.04	1.14	(.12)	(.04)	(.16)	8.97	14.35	9,379	1.30		1.12		1.52		1.20
10/31/09	7.13	.12	1.05	1.17	(.11)	(.20)	(.31)	7.99	17.48	5,039	1.32		1.08		1.51		1.68
10/31/08	11.31	.13	(4.20)	(4.07)	(.11)	_⁽¹¹⁾	(.11)	7.13	(36.32)	2,127	1.29		1.02		1.43		1.38
10/31/07⁽⁹⁾	10.00	.04	1.27	1.31	-	-	-	11.31	13.10	1,118	1.40⁽⁸⁾		1.07⁽⁸⁾		1.49⁽⁸⁾		.49⁽⁸⁾
Class R-2:
10/31/10	7.97	.10	1.03	1.13	(.11)	(.04)	(.15)	8.95	14.41	310,827	1.20		1.09		1.49		1.22
10/31/09	7.12	.12	1.05	1.17	(.12)	(.20)	(.32)	7.97	17.48	204,244	1.24		1.10		1.53		1.70
10/31/08	11.31	.12	(4.19)	(4.07)	(.12)	_⁽¹¹⁾	(.12)	7.12	(36.34)	91,210	1.21		1.06		1.47		1.24
10/31/07⁽⁹⁾	10.00	.04	1.27	1.31	-	-	-	11.31	13.10	29,364	1.33⁽⁸⁾		1.08⁽⁸⁾		1.50⁽⁸⁾		.48⁽⁸⁾
Class R-3:
10/31/10	8.02	.14	1.04	1.18	(.14)	(.04)	(.18)	9.02	14.87	283,026	.82		.71		1.11		1.62
10/31/09	7.16	.15	1.05	1.20	(.14)	(.20)	(.34)	8.02	17.91	204,594	.83		.69		1.12		2.15
10/31/08	11.35	.17	(4.22)	(4.05)	(.14)	_⁽¹¹⁾	(.14)	7.16	(36.10)	105,548	.79		.64		1.05		1.75
10/31/07⁽⁹⁾	10.00	.06	1.29	1.35	-	-	-	11.35	13.50	45,907	.88⁽⁸⁾		.65⁽⁸⁾		1.07⁽⁸⁾		.74⁽⁸⁾
Class R-4:
10/31/10	8.07	.16	1.05	1.21	(.16)	(.04)	(.20)	9.08	15.18	144,150	.49		.38		.78		1.91
10/31/09	7.20	.18	1.05	1.23	(.16)	(.20)	(.36)	8.07	18.33	91,333	.50		.35		.78		2.50
10/31/08	11.38	.19	(4.22)	(4.03)	(.15)	_⁽¹¹⁾	(.15)	7.20	(35.87)	47,207	.48		.32		.73		1.95
10/31/07⁽⁹⁾	10.00	.10	1.28	1.38	-	-	-	11.38	13.80	15,153	.57⁽⁸⁾		.32⁽⁸⁾		.74⁽⁸⁾		1.30⁽⁸⁾
Class R-5:
10/31/10	8.11	.20	1.04	1.24	(.18)	(.04)	(.22)	9.13	15.49	49,240	.19		.08		.48		2.30
10/31/09	7.23	.20	1.06	1.26	(.18)	(.20)	(.38)	8.11	18.70	40,202	.20		.05		.48		2.74
10/31/08	11.40	.22	(4.23)	(4.01)	(.16)	_⁽¹¹⁾	(.16)	7.23	(35.64)	17,830	.17		.02		.43		2.29
10/31/07⁽⁹⁾	10.00	.12	1.28	1.40	-	-	-	11.40	14.00	5,350	.24⁽⁸⁾		.02⁽⁸⁾		.44⁽⁸⁾		1.46⁽⁸⁾
Class R-6:
10/31/10	8.08	.15	1.09	1.24	(.17)	(.04)	(.21)	9.11	15.60	15,203	.13		.03		.43		1.82
10/31/09⁽¹⁰⁾	7.05	.01	1.02	1.03	-	-	-	8.08	14.61	353	.06		.01		.44		.08

American Funds 2020 Target Date Retirement Fund
Class A:
10/31/10	$8.22	$.20	$.93	$1.13	$(.17)	$(.04)	$(.21)	$9.14	13.98%	$556,079	.49%		.39%		.77%		2.33%
10/31/09	7.38	.20	1.02	1.22	(.18)	(.20)	(.38)	8.22	17.68	374,311	.44		.30		.72		2.79
10/31/08	11.30	.23	(4.01)	(3.78)	(.14)	_⁽¹¹⁾	(.14)	7.38	(33.81)	217,608	.42		.28		.68		2.33
10/31/07⁽⁹⁾	10.00	.12	1.18	1.30	-	-	-	11.30	13.00	120,456	.60⁽⁸⁾		.37⁽⁸⁾		.78⁽⁸⁾		1.47⁽⁸⁾
Class R-1:
10/31/10	8.12	.13	.93	1.06	(.13)	(.04)	(.17)	9.01	13.19	11,541	1.30		1.12		1.50		1.59
10/31/09	7.31	.14	1.01	1.15	(.14)	(.20)	(.34)	8.12	16.77	7,356	1.31		1.08		1.50		1.96
10/31/08	11.24	.14	(3.96)	(3.82)	(.11)	_⁽¹¹⁾	(.11)	7.31	(34.30)	3,160	1.28		1.02		1.42		1.51
10/31/07⁽⁹⁾	10.00	.06	1.18	1.24	-	-	-	11.24	12.40	1,475	1.40⁽⁸⁾		1.07⁽⁸⁾		1.48⁽⁸⁾		.69⁽⁸⁾
Class R-2:
10/31/10	8.12	.14	.93	1.07	(.13)	(.04)	(.17)	9.02	13.30	320,330	1.20		1.09		1.47		1.63
10/31/09	7.30	.14	1.01	1.15	(.13)	(.20)	(.33)	8.12	16.82	214,944	1.20		1.06		1.48		1.99
10/31/08	11.24	.14	(3.96)	(3.82)	(.12)	_⁽¹¹⁾	(.12)	7.30	(34.33)	106,855	1.16		1.02		1.42		1.48
10/31/07⁽⁹⁾	10.00	.06	1.18	1.24	-	-	-	11.24	12.40	40,343	1.29⁽⁸⁾		1.08⁽⁸⁾		1.49⁽⁸⁾		.70⁽⁸⁾
Class R-3:
10/31/10	8.17	.17	.94	1.11	(.15)	(.04)	(.19)	9.09	13.64	352,945	.81		.71		1.09		2.03
10/31/09	7.34	.17	1.01	1.18	(.15)	(.20)	(.35)	8.17	17.23	254,120	.81		.67		1.09		2.40
10/31/08	11.28	.18	(3.98)	(3.80)	(.14)	_⁽¹¹⁾	(.14)	7.34	(34.07)	142,374	.77		.63		1.03		1.91
10/31/07⁽⁹⁾	10.00	.08	1.20	1.28	-	-	-	11.28	12.80	60,541	.86⁽⁸⁾		.65⁽⁸⁾		1.06⁽⁸⁾		.99⁽⁸⁾
Class R-4:
10/31/10	8.22	.20	.93	1.13	(.17)	(.04)	(.21)	9.14	13.96	201,854	.49		.38		.76		2.32
10/31/09	7.38	.20	1.02	1.22	(.18)	(.20)	(.38)	8.22	17.65	129,604	.49		.34		.76		2.66
10/31/08	11.30	.21	(3.98)	(3.77)	(.15)	_⁽¹¹⁾	(.15)	7.38	(33.77)	55,426	.47		.31		.71		2.22
10/31/07⁽⁹⁾	10.00	.12	1.18	1.30	-	-	-	11.30	13.00	23,465	.55⁽⁸⁾		.32⁽⁸⁾		.73⁽⁸⁾		1.56⁽⁸⁾
Class R-5:
10/31/10	8.25	.23	.94	1.17	(.19)	(.04)	(.23)	9.19	14.39	63,932	.19		.08		.46		2.62
10/31/09	7.41	.22	1.01	1.23	(.19)	(.20)	(.39)	8.25	17.88	39,599	.19		.05		.47		3.02
10/31/08	11.33	.23	(3.99)	(3.76)	(.16)	_⁽¹¹⁾	(.16)	7.41	(33.61)	23,433	.16		.02		.42		2.40
10/31/07⁽⁹⁾	10.00	.14	1.19	1.33	-	-	-	11.33	13.30	5,773	.23⁽⁸⁾		.02⁽⁸⁾		.43⁽⁸⁾		1.79⁽⁸⁾
Class R-6:
10/31/10	8.23	.21	.95	1.16	(.18)	(.04)	(.22)	9.17	14.36	27,170	.14		.03		.41		2.47
10/31/09⁽¹⁰⁾	7.23	.05	.95	1.00	-	-	-	8.23	13.83	8,324	.04		.01		.43		.64

American Funds 2015 Target Date Retirement Fund
Class A:
10/31/10	$8.45	$.22	$.89	$1.11	$(.20)	$(.05)	$(.25)	$9.31	13.27%	$485,697	.50%		.39%		.75%		2.50%
10/31/09	7.62	.23	.99	1.22	(.21)	(.18)	(.39)	8.45	17.14	360,195	.44		.30		.71		3.13
10/31/08	11.16	.26	(3.64)	(3.38)	(.16)	_⁽¹¹⁾	(.16)	7.62	(30.69)	229,310	.49		.34		.74		2.71
10/31/07⁽⁹⁾	10.00	.15	1.01	1.16	-	-	-	11.16	11.60	120,871	.61⁽⁸⁾		.37⁽⁸⁾		.78⁽⁸⁾		1.90⁽⁸⁾
Class R-1:
10/31/10	8.35	.15	.87	1.02	(.16)	(.05)	(.21)	9.16	12.37	11,070	1.30		1.12		1.48		1.76
10/31/09	7.56	.17	.98	1.15	(.18)	(.18)	(.36)	8.35	16.26	6,828	1.31		1.09		1.50		2.22
10/31/08	11.11	.19	(3.62)	(3.43)	(.12)	_⁽¹¹⁾	(.12)	7.56	(31.17)	2,507	1.28		1.02		1.42		2.01
10/31/07⁽⁹⁾	10.00	.09	1.02	1.11	-	-	-	11.11	11.10	1,085	1.39⁽⁸⁾		1.07⁽⁸⁾		1.48⁽⁸⁾		1.16⁽⁸⁾
Class R-2:
10/31/10	8.35	.16	.87	1.03	(.15)	(.05)	(.20)	9.18	12.48	248,274	1.20		1.09		1.45		1.81
10/31/09	7.55	.17	.98	1.15	(.17)	(.18)	(.35)	8.35	16.23	169,123	1.20		1.06		1.47		2.30
10/31/08	11.10	.19	(3.60)	(3.41)	(.14)	_⁽¹¹⁾	(.14)	7.55	(31.08)	82,597	1.16		1.02		1.42		1.97
10/31/07⁽⁹⁾	10.00	.09	1.01	1.10	-	-	-	11.10	11.00	30,602	1.30⁽⁸⁾		1.08⁽⁸⁾		1.49⁽⁸⁾		1.15⁽⁸⁾
Class R-3:
10/31/10	8.40	.19	.88	1.07	(.17)	(.05)	(.22)	9.25	12.93	287,863	.82		.71		1.07		2.20
10/31/09	7.59	.20	.98	1.18	(.19)	(.18)	(.37)	8.40	16.64	215,184	.81		.67		1.08		2.72
10/31/08	11.14	.23	(3.62)	(3.39)	(.16)	_⁽¹¹⁾	(.16)	7.59	(30.87)	117,078	.77		.63		1.03		2.37
10/31/07⁽⁹⁾	10.00	.12	1.02	1.14	-	-	-	11.14	11.40	52,436	.86⁽⁸⁾		.65⁽⁸⁾		1.06⁽⁸⁾		1.48⁽⁸⁾
Class R-4:
10/31/10	8.45	.22	.89	1.11	(.20)	(.05)	(.25)	9.31	13.26	137,314	.49		.38		.74		2.51
10/31/09	7.63	.23	.98	1.21	(.21)	(.18)	(.39)	8.45	17.01	83,795	.50		.35		.76		3.03
10/31/08	11.17	.26	(3.64)	(3.38)	(.16)	_⁽¹¹⁾	(.16)	7.63	(30.63)	45,228	.47		.31		.71		2.68
10/31/07⁽⁹⁾	10.00	.16	1.01	1.17	-	-	-	11.17	11.70	20,916	.54⁽⁸⁾		.32⁽⁸⁾		.73⁽⁸⁾		1.96⁽⁸⁾
Class R-5:
10/31/10	8.49	.25	.89	1.14	(.22)	(.05)	(.27)	9.36	13.57	35,822	.19		.08		.44		2.88
10/31/09	7.66	.25	.99	1.24	(.23)	(.18)	(.41)	8.49	17.42	32,624	.19		.05		.46		3.38
10/31/08	11.19	.28	(3.63)	(3.35)	(.18)	_⁽¹¹⁾	(.18)	7.66	(30.41)	19,267	.17		.02		.42		2.91
10/31/07⁽⁹⁾	10.00	.17	1.02	1.19	-	-	-	11.19	11.90	5,250	.23⁽⁸⁾		.02⁽⁸⁾		.43⁽⁸⁾		2.16⁽⁸⁾
Class R-6:
10/31/10	8.46	.22	.92	1.14	(.21)	(.05)	(.26)	9.34	13.66	16,167	.13		.03		.39		2.49
10/31/09⁽¹⁰⁾	7.49	.04	.93	.97	-	-	-	8.46	12.95	286	.06		.01		.42		.46

American Funds 2010 Target Date Retirement Fund
Class A:
10/31/10	$8.47	$.27	$.83	$1.10	$(.22)	$(.02)	$(.24)	$9.33	13.20%	$427,948	.51%		.40%		.74%		3.04%
10/31/09	7.69	.27	.94	1.21	(.24)	(.19)	(.43)	8.47	16.92	295,143	.46		.32		.70		3.52
10/31/08	11.08	.29	(3.50)	(3.21)	(.17)	(.01)	(.18)	7.69	(29.38)	193,480	.48		.33		.72		3.04
10/31/07⁽⁹⁾	10.00	.18	.90	1.08	-	-	-	11.08	10.80	115,796	.60⁽⁸⁾		.37⁽⁸⁾		.77⁽⁸⁾		2.31⁽⁸⁾
Class R-1:
10/31/10	8.42	.20	.84	1.04	(.18)	(.02)	(.20)	9.26	12.47	2,930	1.31		1.12		1.46		2.32
10/31/09	7.64	.20	.94	1.14	(.17)	(.19)	(.36)	8.42	15.84	2,331	1.37		1.08		1.46		2.61
10/31/08	11.03	.24	(3.49)	(3.25)	(.13)	(.01)	(.14)	7.64	(29.83)	1,118	1.27		1.02		1.41		2.42
10/31/07⁽⁹⁾	10.00	.13	.90	1.03	-	-	-	11.03	10.30	986	1.35⁽⁸⁾		1.07⁽⁸⁾		1.47⁽⁸⁾		1.64⁽⁸⁾
Class R-2:
10/31/10	8.37	.21	.82	1.03	(.17)	(.02)	(.19)	9.21	12.44	125,921	1.20		1.09		1.43		2.35
10/31/09	7.62	.20	.94	1.14	(.20)	(.19)	(.39)	8.37	15.89	98,307	1.23		1.09		1.47		2.71
10/31/08	11.03	.21	(3.47)	(3.26)	(.14)	(.01)	(.15)	7.62	(29.89)	57,628	1.18		1.03		1.42		2.20
10/31/07⁽⁹⁾	10.00	.12	.91	1.03	-	-	-	11.03	10.30	22,695	1.34⁽⁸⁾		1.08⁽⁸⁾		1.48⁽⁸⁾		1.58⁽⁸⁾
Class R-3:
10/31/10	8.42	.24	.82	1.06	(.19)	(.02)	(.21)	9.27	12.83	163,606	.82		.71		1.05		2.74
10/31/09	7.66	.24	.93	1.17	(.22)	(.19)	(.41)	8.42	16.34	138,523	.82		.67		1.05		3.15
10/31/08	11.06	.26	(3.48)	(3.22)	(.17)	(.01)	(.18)	7.66	(29.55)	86,635	.78		.63		1.02		2.68
10/31/07⁽⁹⁾	10.00	.15	.91	1.06	-	-	-	11.06	10.60	44,224	.87⁽⁸⁾		.65⁽⁸⁾		1.05⁽⁸⁾		1.88⁽⁸⁾
Class R-4:
10/31/10	8.47	.27	.83	1.10	(.22)	(.02)	(.24)	9.33	13.19	98,544	.49		.38		.72		3.05
10/31/09	7.70	.26	.94	1.20	(.24)	(.19)	(.43)	8.47	16.78	72,973	.50		.34		.72		3.46
10/31/08	11.09	.29	(3.49)	(3.20)	(.18)	(.01)	(.19)	7.70	(29.32)	39,649	.48		.31		.70		2.97
10/31/07⁽⁹⁾	10.00	.19	.90	1.09	-	-	-	11.09	10.90	19,354	.57⁽⁸⁾		.32⁽⁸⁾		.72⁽⁸⁾		2.35⁽⁸⁾
Class R-5:
10/31/10	8.50	.30	.84	1.14	(.24)	(.02)	(.26)	9.38	13.62	37,997	.19		.08		.42		3.40
10/31/09	7.73	.29	.93	1.22	(.26)	(.19)	(.45)	8.50	17.05	29,675	.20		.05		.43		3.84
10/31/08	11.11	.31	(3.49)	(3.18)	(.19)	(.01)	(.20)	7.73	(29.10)	21,528	.17		.02		.41		3.26
10/31/07⁽⁹⁾	10.00	.20	.91	1.11	-	-	-	11.11	11.10	9,131	.29⁽⁸⁾		.02⁽⁸⁾		.42⁽⁸⁾		2.57⁽⁸⁾
Class R-6:
10/31/10	8.48	.29	.84	1.13	(.23)	(.02)	(.25)	9.36	13.57	14,033	.14		.03		.37		3.27
10/31/09⁽¹⁰⁾	7.55	.08	.85	.93	-	-	-	8.48	12.32	4,016	.05		.01		.39		.91

	Period ended October 31
Portfolio turnover rate for all classes of shares	2010		2009		2008		2007 ⁽⁹⁾
2055 Fund	44%	⁽⁷⁾	-%		-%		-%
2050 Fund	7		5		5		1
2045 Fund	4		-	⁽¹³⁾	2		-	⁽¹³⁾
2040 Fund	2		1		2		1
2035 Fund	2		-	⁽¹³⁾	-	⁽¹³⁾	-	⁽¹³⁾
2030 Fund	1		-	⁽¹³⁾	2		-	⁽¹³⁾
2025 Fund	3		1		1		1
2020 Fund	8		1		1		-	⁽¹³⁾
2015 Fund	13		2		3		-	⁽¹³⁾
2010 Fund	21		5		12		8

⁽¹⁾Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
⁽²⁾Based on average shares outstanding.
⁽³⁾Total returns exclude any applicable sales charges.
⁽⁴⁾This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services and reimbursed other fees and expenses. In addition, during the periods shown, CRMC paid a portion of the fund's administrative services fees for certain retirement plan share classes.

⁽⁵⁾This column does not include expenses of the underlying funds in which each fund invests.
⁽⁶⁾This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class's expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See pages 50 to 54 for further information regarding fees and expenses.

⁽⁷⁾For the period February 1, 2010, commencement of operations, through October 31, 2010.
⁽⁸⁾Annualized.
⁽⁹⁾For the period February 1, 2007, commencement of operations, through October 31, 2007.
⁽¹⁰⁾For the period July 13, 2009, the initial sale of the share class, through October 31, 2009.
⁽¹¹⁾Amount less than $.01.
⁽¹²⁾For the period July 27, 2009, the initial sale of the share class, through October 31, 2009.
⁽¹³⁾Amount is either less than 1% or there is no turnover.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the American Funds Target Date Retirement Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of the American Funds Target Date Retirement Series, Inc. comprising the American Funds 2055 Target Date Retirement Fund, American Funds 2050 Target Date Retirement Fund, American Funds 2045 Target Date Retirement Fund, American Funds 2040 Target Date Retirement Fund, American Funds 2035 Target Date Retirement Fund, American Funds 2030 Target Date Retirement Fund, American Funds 2025 Target Date Retirement Fund, American Funds 2020 Target Date Retirement Fund, American Funds 2015 Target Date Retirement Fund and American Funds 2010 Target Date Retirement Fund (the “Series”) as of October 31, 2010, and the related statements of operations for the year then ended (as to American Funds 2055 Target Date Retirement Fund from February 1, 2010 (commencement of operations) through the period then ended), statements of changes in net assets for each of the two years in the period then ended, (as to American Funds 2055 Target Date Retirement Fund from commencement of operations through the period then ended), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of October 31, 2010, by correspondence with the custodian and transfer agent; where replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the American Funds Target Date Retirement Series, Inc. as of October 31, 2010, the results of their operations for the year then ended (as to American Funds 2055 Target Date Retirement Fund from February 1, 2010 (commencement of operations) through the period then ended), the changes in net assets for each of the two years in the period then ended (as to American Funds 2055 Target Date Retirement Fund from commencement of operations through the period then ended), and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 10, 2010